UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2009

Item 1. Report to Stockholders.


Calvert

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March 31, 2009

Semi-Annual Report

Calvert New Vision

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President's Letter
1

SRI Update
5

Portfolio Management Discussion
8

Shareholder Expense Example
11

Statement of Net Assets
13

Statement of Operations
18

Statements of Changes in Net Assets
19

Notes to Financial Statements
20

Financial Highlights
26

Explanation of Financial Tables
31

Proxy Voting and Availability of Quarterly Portfolio Holdings
33

Basis for Board's Approval of Investment Advisory Contract
33

Dear Shareholder:

As you are well aware, we are facing one of the most volatile and difficult periods on record for the global financial markets. Over our six-month reporting period ended March 31, the markets were challenged by expanding worldwide recession, rising unemployment, corporate bailouts, and the collapse of several key financial institutions. In response, governments around the world began to implement stimulus measures to inject liquidity into the financial system, support banks, and thaw the credit markets.

Reflecting the struggle of economies worldwide, nearly all segments of the financial markets showed steep declines for the six-month reporting period. Money market funds and Treasuries were exceptions as investors became extremely risk-averse. Major stock indexes hit 12-year lows during this period, with a six-month loss of 30.54% for the Standard & Poor's 500 Index and a decline of 30.84% for international stocks as measured by the MSCI EAFE IMI.1 Despite an upturn in March, U.S. stocks of every style, strategy, and capitalization range fell during this six-month period, with the most notable losses experienced in the small-company and value indexes. The Barclays Capital Aggregate Bond Index managed to post a gain of 4.70%, primarily as a result of its holdings of Treasuries.

Economic data released at the beginning of 2009--from figures on gross domestic product (GDP), housing, and jobs, to consumer confidence, manufacturing, and corporate earnings data--confirmed that the global economic recession was synchronized and deepening. In response, the Federal Reserve signaled its intention to provide additional capital injections and guarantees for banks to help normalize the credit market environment.

Relief for Markets Under Pressure

Although the statistics and market conditions appear grim, we do see cause for some optimism. An unprecedented amount of resources by historical standards are being directed at repairing the struggling financial markets. The U.S. Federal Reserve and Treasury Department are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Program, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe our financial system will recover--slowly, and with new financial oversight, transparency, and regulations in place.

Sustainable and Responsible Investing (SRI)

One of the harshest lessons of this crisis is the damage that results from weak corporate governance, inadequate regulatory oversight, and the short-term profit focus of many financial institutions. Notably, because of our corporate governance criteria, Calvert's actively managed SRI equity funds avoided many of the worst-hit companies, such as Lehman Brothers, Citigroup, and Merrill Lynch.

The Obama administration and the new Congress have taken office at a time of extraordinary crisis, but also potential opportunity. We now have the chance to contain the recession, shore up the financial system, invest in a green economic renewal, and address the challenge of climate change--all at the same time.

In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever. In the last six months, we made progress on a number of sustainable and responsible investment initiatives.

We have been active in advocating for stronger corporate governance and financial market regulations, particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency. In January, Calvert sent recommendations to the Obama transition team regarding critical governance reforms. In March, Calvert joined with Social Investment Forum leaders to meet with SEC Commissioners to discuss shareholder rights and the need for greater disclosure on the part of companies. Advocating for these types of reforms is our top priority for 2009.

We promoted the Calvert Women's Principles (CWP) Initiative to help all kinds of organizations and investors learn about and implement the CWP through practical guidance and programs. Initiative partners have already participated in meetings for the San Francisco Gender Equality Principles Initiative and a March event sponsored by the U.N. Global Compact and the U.N. Development Fund for Women (UNIFEM) to advance women in the workplace, which featured the CWP as a baseline for a set of global women's principles.

Our New SRI Strategies

We have expanded our SRI family of funds to provide investors with greater choice as well as greater opportunity to influence corporate behavior. Our Calvert Solution™ and Calvert SAGE™ (Sustainability Achieved through Greater Engagement) Strategies now accompany our original core approach--Calvert Signature™ Strategies. Our Solution funds are geared toward addressing pressing environmental, sustainability, and governance (ESG) challenges through investing in sectors like alternative energy or water renewal. Our SAGE funds invest in and engage with selected companies that are willing to work toward specific ESG improvements.

In October 2008, Calvert Global Water Fund, which is our second Calvert Solution portfolio, began trading. Also, at the end of 2008, we launched Calvert Large Cap Value Fund, the first offering under our Calvert SAGE investment approach.

Looking Ahead

With the current recession well into its 16th month, it is clear that this is no ordinary recession. Although recovery may be protracted and volatile, we are also optimistic that the coordinated, global efforts of governments to shore up the financial system and reinvigorate the economy will prove effective over the long run.

In our view, the extreme pessimism in the markets and low valuations for all kinds of companies, even those with solid balance sheets and prospects, is creating some of the most attractive investment opportunities on record for investors with long-term time horizons. In the short term, however, we are likely to continue to see sharp pull-backs followed by short-lived rallies.

Review Your Financial Goals

The financial markets will probably continue to be volatile for the foreseeable future. In this environment, it's critical to maintain a long-term view of your investments. Investors who sell indiscriminately now may lock in substantial losses and, perhaps, miss the rebound when stocks, bonds, and other assets eventually recover. Now is a good time to meet with your financial advisor to review your strategic asset allocation and current portfolio holdings.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek

President and CEO

Calvert Group, Ltd.

April 2009

1. Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI).

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update
from the Calvert Sustainability Research Department

The last six months have been a challenging time to be an investor. The financial crisis we've witnessed has shaken the foundations of Wall Street and the broader global economy. Experts widely agree that excessive speculation, lack of effective regulatory oversight of the financial markets, and a number of corporate governance failures were some of the main causes of the meltdown we've experienced.

Though these lessons are painful, there is a silver lining. In an effort to prevent similar situations from happening again, the fundamental assumptions about the appropriate balance between government and markets in general are being carefully reviewed. Calvert is right in the middle of the debate, using our position as a shareholder to press for governance improvements--particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency--and increasingly adding our voice to the policy debate in Washington, D.C. around regulatory reforms.

It is notable that the corporate governance standards for your funds helped us avoid many of the companies that have dominated the news headlines about the turmoil. We are also pleased to see support in the new administration and Congress for a green economic renewal and for tackling the challenge of climate change. In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever.

In the last six months, we made progress on a number of sustainable and responsible investment (SRI) initiatives, which we describe in more detail below.

Calvert's New SRI Strategies

Recognizing that investors want choice in how they meet their financial goals and impact corporate responsibility and sustainability practices, Calvert debuted its new line-up of SRI strategies during the reporting period:

Calvert Signature™ Strategies--Calvert's original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of environmental, sustainability, and governance performance.

Calvert Solution™ Strategies--A thematic approach to solving some of today's most pressing environmental and sustainability challenges. The Solution Strategies currently include alternative energy and water.

Calvert SAGE™ Strategies--An "enhanced engagement" approach emphasizing strategic engagement to advance environmental, sustainability, and governance performance in companies that may not meet certain standards today, but have the potential to improve. The first new product in this category is Calvert Large Cap Value Fund, one of the few SRI funds in this category.

Each of Calvert's three approaches is different, yet equally strong in performance potential and ability to influence corporate responsibility. For more information, please visit our website at www.calvert.com/sri.html.

Shareholder Advocacy

So far in 2009, we have filed or co-filed 31 shareholder resolutions in a variety of areas--and more than one-third have already been withdrawn after receiving a commitment from company management on the issue. In addition to the ones discussed below, about one-quarter were filed to encourage sustainability disclosure and six were in favor of board diversity. The financial crisis has played a role as well--we filed resolutions regarding responsible lending practices at two firms, and two more on loan servicing policy at Goldman Sachs and PNC Financial Group.1

Executive Compensation

Much of the discussion around the role corporations played in the financial crisis has centered on executive compensation--especially with regard to financial firms accepting federal support. In recent years, Calvert has stepped up its involvement in this core governance issue. In early 2009, we filed proposals with American Express and Huntington Bancshares asking the companies to provide shareholders with a "say on pay." Since both companies are participating in the Troubled Asset Relief Program (TARP), they are now required to hold a vote on this issue during next year's proxy season. Both companies also agreed to give public statements of support on the issues that Calvert raised, so we successfully withdrew our resolutions with the companies. Their public statements are important because they put pressure on other companies that have received taxpayer money to acknowledge say on pay as an evolving standard of good governance practice.

Tracking Political Spending

Calvert also signed on to a letter written by the Center for Political Accountability sent to 19 financial companies that received more than $1 billion under TARP. The letter called for these companies to establish board-level oversight and disclosure of corporate political spending. This action builds upon Calvert's direct engagement during the past several years with companies to advocate for such disclosure. This year, Calvert filed a resolution with U.S. Bancorp that resulted in an agreement from the company to provide the requested disclosure. These measures are part of the transparency and accountability necessary to rebuild investor and public trust.

Water Advocacy Issues

Water is quickly emerging as one of the most critical environmental and human rights issues of the 21st century. As such, Calvert launched Calvert Global Water Fund which is the only mutual fund addressing water issues with a specific focus on the use of advocacy as a component of its investment process. Calvert has been actively involved in the efforts to forge a global consensus concerning the human rights responsibilities of business connected to water--joining and participating in the United Nations Global Compact's CEO Water Mandate, among other action groups. On the company side, the focus has been on encouraging firms to improve disclosure and transparency regarding their water impacts through shareholder resolutions, letters to companies held by the fund, and ongoing dialogue.

Special Equities

A modest but important portion of certain portfolios is allocated to venture capital investment in companies that are developing products or services that address important sustainability or environmental issues. During the past six months, the program has focused on supporting earlier investments such as GROSolar.2 Vermont-based GROSolar is one of the four largest solar panel distributors in the U.S. The company is currently enjoying strong demand for its products and services--which should be further bolstered by solar-friendly provisions in the January economic stimulus package. Smart public relations efforts, such as a PBS-TV episode of "This Old House" featuring GROSolar CEO Jeff Wolfe, have certainly helped as well. The program showed how a Massachusetts couple quickly and affordably turned their modest 1970s-era house into a model for green technology.

Community Investments

Several of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate 1% to 3% of Fund assets to investments that provide economic opportunity for struggling populations.3 Importantly, the loans underwritten by this program have remained extremely sound during a period in which other credit products have had negative returns. Shareholders can feel proud about the success of these investments on the basis of both financial return and societal impact.

In early 2009, the Foundation closed two loans to Fair Trade organizations such as PRODECOOP in Nicaragua, which provides its 2,318 member families assistance with sustainable coffee production practices and with marketing their coffee. The cooperative structure of the loans will strengthen the farmers' position during negotiations with coffee buyers--allowing them to earn a year-round income and provide their families with education and health services. We are proud to continue to support community investments, which help direct capital to meeting real human needs.

1. The following holdings represented the following percentages of Fund net assets as of March 31, 2009: Goldman Sachs 0.06% of CSIF Balanced Portfolio, 0.80% of CSIF Enhanced Equity Portfolio, 1.10% of Calvert Social Index Fund and 1.43% of Calvert Large Cap Value Fund. PNC Financial Group represented 0.21% of Calvert Enhanced Equity Portfolio and 0.29% of Calvert Social Index. American Express represented 0.10% of CSIF Enhaned Equity Portfolio, 0.06% of CSIF Balanced Portfolio, and 0.33% of Calvert Social Index Fund. Huntington Bancshares represented 0.01% of Calvert Social Index Fund. U.S. Bancorp represented 0.59% of Calvert Social Index Fund and 0.46% of CSIF Enhanced Equity Portfolio.

2. As of March 31, 2009, GROSolar represented 0.55% of CSIF Equity Portfolio.

3. As of March 31, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 1.94%, Calvert World Values International Equity Fund 1.46%, Calvert New Vision Small Cap Fund 1.65%, and Calvert Large Cap Growth Fund 0.42%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/09	12 Months ended 3/31/09
Class A	-31.30%	-33.89%
Class B	-31.91%	-34.85%
Class C	-31.80%	-34.70%
Class I	-31.06%	-33.46%
Russell 2000
Index**	-37.17%	-37.50%
Lipper Small-Cap
Growth Funds Avg.	-32.56%	-37.71%

Ten Largest Stock Holdings
	% of Net Assets
priceline.com, Inc.	4.1%
Calgon Carbon Corp.	4.1%
Compass Minerals International, Inc.	4.0%
OSI Pharmaceuticals, Inc.	3.5%
Strayer Education, Inc.	3.2%
Tekelec	3.2%
Watson Wyatt Worldwide, Inc.	3.0%
Applied Industrial Technologies, Inc.	2.7%
Amedisys, Inc.	2.6%
Netflix, Inc.	2.3%
Total	32.7%

Economic Sectors
	% of Total Investments
Consumer Discretionary	18.5%
Consumer Staples	2.9%
Energy	3.7%
Financials	15.7%
Government	2.1%
Health Care	15.8%
Industrials	17.4%
Information Technology	13.1%
Materials	8.1%
Utilities	2.7%
Total	100%

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Performance

Calvert New Vision Small Cap Fund Class A shares (at NAV) returned -31.30% for the six-month period ended March 31, 2009, faring better than the Russell 2000® Index, which returned -37.17%. Strong stock selection helped the Fund's performance relative to the Index.

Investment Climate

A new administration, corporate bailouts, talk of recession, rising unemployment, impending inflation--each would test any market's resolve, but together they're enough to make your head spin. There was really nothing stimulating about this investment climate, except, hopefully, the government's new stimulus package. The market exhibited heavy volatility throughout the period and ultimately ended well below where it started. Across the board, stocks of all styles declined, with growth stocks feeling the most pain during the last three months of 2008.

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-37.02%
Five year	-12.58%
Ten year	-0.08%
Class B Shares
One year	-38.11%
Five year	-12.82%
Ten year	-0.63%
Class C Shares
One year	-35.35%
Five year	-12.51%
Ten year	-0.47%

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
Class I Shares*
One year	-33.46%
Five year	-11.04%
Ten year	1.30%

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003 and March 12, 2003 through July 31, 2003.

Performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

Small-cap stocks were certainly not spared over the last two quarters. The fourth quarter of 2008 saw negative returns across the board, with an average return of -27.45% for small-cap growth stocks (the single worst-performing area). The first quarter of 2009 was negative for all areas except large-cap growth, with small-cap growth stocks returning -9.74%.

Our benchmark, the Russell 2000 Index, is an amalgamation of both value and growth small-cap stocks, so it is very similar to the universe from which our models pick the Fund's stocks. In all, our recent model tendency toward more "growthy" stocks definitely helped our performance compared with the Index, as growth stocks in general significantly outperformed value stocks in the second half of the period. Regardless, Bridgeway's overall market view is that small-cap stocks remain a great diversifier for a portion of a shareholder's overall portfolio allocation.

Portfolio Strategy

What Worked Well

For the period, an overweight to Consumer Discretionary stocks coupled with strong stock selection in that sector moderated the Fund's decline relative to the benchmark. Top performer Netflix gained 39.0%, followed by a gain of 17.4% for Hospitality Properties Trust, and an increase of 11.6% for Priceline.com.1 The latter is now our single largest holding, representing 4.1% of Fund assets. The Fund also benefited from good stock selection in the Health Care sector. Other strong performers included Panera Bread and Interwoven, which provides content management software for websites.

What Didn't Work Well

A slight overweight to Energy, the worst-performing sector for the period, combined with weak stock selection in that sector cost us about one percentage point of return. Our worst-performing stock was Energy Partners, which declined 86.8% during the period. This oil and natural gas company was over-burdened with debt, causing its credit rating to be downgraded, its CEO to resign, and its stock to be delisted from the New York Stock Exchange--truly a rough period. By early February, the Fund had liquidated all of its Energy Partners shares.

Our top 10 list of the worst-performing stocks represented six different sectors, with Energy as the most prevalent. Aside from Energy Partners, they included Pioneer Drilling, electronics firm CTS, Swift Energy, and Glatfelter, a forest products and paper company. Seven of these 10 stocks were liquidated during the period.

Outlook

While the period was riddled with some of the largest negative swings in our investing lifetime, we actually saw some nice positive upticks toward the middle and end of March. In fact, the Russell 2000 Index was up 8.93% for March 2009. If this recession does persist, we believe that investing in small-cap stocks may be a way to sidestep some of the market turmoil. Regardless of "bears or bulls," our Fund maintains a fully invested strategy (holding little cash on hand) to help our shareholders gain exposure to the small-cap universe of stocks.

April 2009

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2009, the following companies represented the following percentages of Fund net assets: Netflix 2.3%, Hospitality Properties Trust 0.7%, Priceline.com 4.1%, Panera Bread 1.8%, Interwoven 0%, Energy Partners 0%, Pioneer Drilling 0%, CTS 0%, Swift Energy 0%, and Glatfelter 0%. All portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$687.00	$8.17
Hypothetical	$1,000.00	$1,015.24	$9.76
(5% return per year before expenses)
Class B
Actual	$1,000.00	$680.90	$13.94
Hypothetical	$1,000.00	$1,008.34	$16.66
(5% return per year before expenses)
Class C
Actual	$1,000.00	$682.00	$12.42
Hypothetical	$1,000.00	$1,010.16	$14.85
(5% return per year before expenses)
Class I
Actual	$1,000.00	$689.40	$3.87
Hypothetical	$1,000.00	$1,020.34	$4.63
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.94%, 3.33%, 2.96%, and 0.92% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets
March 31, 2009

Equity Securities - 96.4%	Shares	Value
Auto Components - 0.7%
Fuel Systems Solutions, Inc.*	33,900	$456,972

Biotechnology - 6.7%
Alexion Pharmaceuticals, Inc.*	39,400	1,483,804
Onyx Pharmaceuticals, Inc.*	24,400	696,620
OSI Pharmaceuticals, Inc.*	60,500	2,314,730
		4,495,154

Capital Markets - 0.7%
LaBranche & Co., Inc.*	126,000	471,240

Chemicals - 4.1%
Calgon Carbon Corp.*	192,900	2,733,393

Commercial Banks - 1.4%
Glacier Bancorp, Inc.	35,900	563,989
Umpqua Holdings Corp.	43,100	390,486
		954,475

Commercial Services & Supplies - 0.6%
Comfort Systems USA, Inc.	36,900	382,653

Communications Equipment - 4.2%
Comtech Telecommunications Corp.*	27,000	668,790
Tekelec*	159,900	2,115,477
		2,784,267

Computers & Peripherals - 0.7%
Diebold, Inc.	22,900	488,915

Construction & Engineering - 2.5%
EMCOR Group, Inc.*	40,000	686,800
Layne Christensen Co.*	31,300	502,991
Perini Corp.*	41,200	506,760
		1,696,551

Diversified Consumer Services - 3.6%
Regis Corp.	14,700	212,415
Strayer Education, Inc.	12,100	2,176,427
		2,388,842

Diversified Financial Services - 2.1%
Portfolio Recovery Associates, Inc.*	52,045	1,396,888

Electric Utilities - 0.7%
IDACORP, Inc.	20,400	476,544

Equity Securities - Cont'd	Shares	Value
Electrical Equipment - 2.1%
GrafTech International Ltd.*	100,100	$616,616
Woodward Governor Co.	69,600	778,128
		1,394,744

Electronic Equipment & Instruments - 2.0%
SYNNEX Corp.*	66,700	1,311,989

Energy Equipment & Services - 3.0%
Hornbeck Offshore Services, Inc.*	84,700	1,290,828
Superior Energy Services, Inc.*	53,420	688,584
		1,979,412

Food Products - 2.9%
Flowers Foods, Inc.	52,050	1,222,134
TreeHouse Foods, Inc.*	25,500	734,145
		1,956,279

Gas Utilities - 2.0%
WGL Holdings, Inc.	40,600	1,331,680

Health Care Equipment & Supplies - 3.2%
Gen-Probe, Inc.*	18,200	829,556
Greatbatch, Inc.*	29,800	576,630
Thoratec Corp.*	28,900	742,441
		2,148,627

Health Care Providers & Services - 5.1%
Amedisys, Inc.*	63,067	1,733,712
AMERIGROUP Corp.*	42,385	1,167,283
RehabCare Group, Inc.*	26,800	467,392
		3,368,387

Hotels, Restaurants & Leisure - 1.8%
Panera Bread Co.*	21,400	1,196,260

Industrial Conglomerates - 0.6%
Standex International Corp.	46,000	423,200

Insurance - 4.8%
Amerisafe, Inc.*	74,900	1,147,468
HCC Insurance Holdings, Inc.	50,175	1,263,908
Horace Mann Educators Corp.	34,200	286,254
StanCorp Financial Group, Inc.	22,800	519,384
		3,217,014

Internet & Catalog Retail - 9.1%
1-800-FLOWERS.COM, Inc.*	164,600	340,722
NetFlix, Inc.*	35,200	1,510,784
PetMed Express, Inc.*	88,100	1,451,888
priceline.com, Inc.*	35,012	2,758,245
		6,061,639

Equity Securities - Cont'd	Shares	Value
Internet Software & Services - 2.2%
Earthlink, Inc.*	221,182	$1,453,166

Leisure Equipment & Products - 1.0%
Polaris Industries, Inc.	32,300	692,512

Life Sciences - Tools & Services - 0.8%
eResearchTechnology, Inc.*	105,000	552,300

Machinery - 3.0%
Briggs & Stratton Corp.	49,900	823,350
CIRCOR International, Inc.	23,300	524,716
Valmont Industries, Inc.	13,400	672,814
		2,020,880

Metals & Mining - 4.0%
Compass Minerals International, Inc.	47,800	2,694,486

Oil, Gas & Consumable Fuels - 0.8%
World Fuel Services Corp.	17,000	537,710

Professional Services - 5.2%
FTI Consulting, Inc.*	29,300	1,449,764
Watson Wyatt Worldwide, Inc.	40,755	2,012,074
		3,461,838

Real Estate Investment Trusts - 2.0%
Camden Property Trust	11,900	256,802
Hospitality Properties Trust	36,800	441,600
Kilroy Realty Corp.	12,500	214,875
Weingarten Realty Investors	47,200	449,344
		1,362,621

Semiconductors & Semiconductor Equipment - 0.5%
Standard Microsystems Corp.*	18,300	340,380

Software - 3.6%
Concur Technologies, Inc.*	15,100	289,769
MICROS Systems, Inc.*	62,630	1,174,313
SPSS, Inc.*	33,700	958,091
		2,422,173

Specialty Retail - 2.4%
Gymboree Corp.*	34,100	728,035
Sally Beauty Holdings, Inc.*	149,200	847,456
		1,575,491

Thrifts & Mortgage Finance - 2.9%
Provident Financial Services, Inc.	47,000	508,070
Trustco Bank Corp. NY	114,993	692,258
United Financial Bancorp, Inc.	53,900	705,551
		1,905,879

Equity Securities - Cont'd	Shares	Value
Trading Companies & Distributors - 3.4%
Applied Industrial Technologies, Inc.	107,400	$1,811,838
WESCO International, Inc.*	25,405	460,338
		2,272,176

Total Equity Securities (Cost $78,098,630)		64,406,737

	Principal
Certificates of Deposit - 0.1%	Amount
ShoreBank, 2.13%, 2/11/10 (b)(k)	$100,000	99,820

Total Certificates Of Deposit (Cost $100,000)		99,820

High Social Impact Investments - 1.7%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/10 (b)(i)(r)	1,151,905	1,104,965

Total High Social Impact Investments (Cost $1,151,905)		1,104,965

U.S. Government Agencies
And Instrumentalities - 2.1%
Federal Home Loan Bank Discount Notes, 4/1/09	1,400,000	1,400,000

Total U.S. Government Agencies
and Instrumentalities (Cost $1,400,000)		1,400,000

TOTAL INVESTMENTS (Cost $80,750,535) - 100.3%		67,011,522
Other assets and liabilities, net - (0.3%)		(212,381)
Net Assets - 100%		$66,799,141

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 5,348,882 shares outstanding		$83,071,445
Class B: 498,063 shares outstanding		6,824,020
Class C: 694,346 shares outstanding		10,137,233
Class I: 627,223 shares outstanding		10,735,656
Undistributed net investment income (loss)		(303,650)
Accumulated net realized gain (loss) on investments		(29,926,550)
Net unrealized appreciation (depreciation) on investments		(13,739,013)

Net Assets		$66,799,141

Net Asset Value Per Share:
Class A (based on net assets of $50,468,794)		$9.44
Class B (based on net assets of $4,131,646)		$8.30
Class C (based on net assets of $5,852,675)		$8.43
Class I (based on net assets of $6,346,026)		$10.12

	Acquisition
Restricted Securities	Date	Cost
Calvert Social Investment Foundation Notes,
3.00%, 7/1/10	7/2/07	$1,151,905

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See Note A.

(i) Restricted securities represent 1.7% of net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2009
Net Investment Income
Investment Income:
Dividend income	$421,696
Interest income	18,725
Total investment income	440,421

Expenses:
Investment advisory fee	274,880
Transfer agency fees and expenses	204,064
Distribution Plan expenses:
Class A	69,144
Class B	23,742
Class C	32,719
Trustees' fees and expenses	1,612
Administrative fees	86,607
Accounting fees	5,707
Custodian fees	11,261
Registration fees	20,610
Reports to shareholders	40,352
Professional fees	10,749
Miscellaneous	7,042
Total expenses	788,489
Reimbursement from Advisor:
Class A	(14,331)
Class B	(1,230)
Class C	(1,695)
Class I	(10,510)
Fees waived	(16,652)
Net expenses	744,071

Net Investment Income (Loss)	(303,650)

Realized and Unrealized Gain (Loss) On Investments
Net realized gain (loss)	(14,792,375)
Change in unrealized appreciation or (depreciation)	(16,881,028)

Net Realized and Unrealized Gain (Loss) On Investments	(31,673,403)

Increase (Decrease) in Net Assets
Resulting From Operations	($31,977,053)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	($303,650)	($1,387,753)
Net realized gain (loss)	(14,792,375)	(10,753,457)
Change in unrealized appreciation or (depreciation)	(16,881,028)	(16,667,620)

Increase (Decrease) in Net Assets
Resulting From Operations	(31,977,053)	(28,808,830)

Capital share transactions:
Shares sold:
Class A Shares	5,321,034	22,333,718
Class B Shares	197,140	448,992
Class C Shares	189,932	856,570
Class I Shares	1,026,391	2,922,607
Redemption fees:
Class A Shares	708	1,830
Class B Shares	2	96
Class C Shares	65	970
Shares redeemed:
Class A Shares	(9,707,753)	(26,015,236)
Class B Shares	(755,237)	(3,028,877)
Class C Shares	(757,733)	(2,460,138)
Class I Shares	(764,304)	(2,971,480)
Total capital share transactions	(5,249,755)	(7,910,948)

Total Increase (Decrease) in Net Assets	(37,226,808)	(36,719,778)

Net Assets
Beginning of period	104,025,949	140,745,727
End of period (including net investment loss
of $303,650 and $0, respectively)	$66,799,141	$104,025,949

Capital Share Activity
Shares sold:
Class A Shares	531,919	1,439,303
Class B Shares	22,232	32,124
Class C Shares	20,998	60,850
Class I Shares	92,533	179,058
Shares redeemed:
Class A Shares	(929,297)	(1,650,545)
Class B Shares	(87,214)	(218,959)
Class C Shares	(82,835)	(175,890)
Class I Shares	(69,923)	(184,630)
Total capital share activity	(501,587)	(518,689)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2009, securities valued at $1,204,785, or 1.8% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

Effective October 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$64,406,737
Level 2 - Other Significant Observable Inputs	1,400,000
Level 3 - Significant Unobservable Inputs	1,204,785*
Total	$67,011,522

*Level 3 securities represent 1.8% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% based on the Fund's average daily net assets. Under the terms of the agreement, $40,930 was payable at period end. In addition, $34,405 was payable at period end for operating expenses paid by the Advisor during March 2009.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010 for Class I. The contractual expense cap is .92%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $10,399 was payable at period end. For the six months ended March 31, 2009, CASC waived $16,652 of its fee.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the term of the agreement, $18,491 was payable at period end.

The Distributor received $6,957 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $48,393 for the six months ended March 31, 2009. Under the terms of the agreement, $8,024 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $19,312,196 and $25,280,972, respectively.

The cost of investments owned at March 31, 2009 for federal income tax purposes was $80,748,482. Net unrealized depreciation aggregated $13,736,960, of which $3,776,337 related to appreciated securities and $17,513,297 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $228,548 (acquired from Calvert Social Investment Fund Technology Portfolio), $2,052,226 and $1,688,552 at September 30, 2008 may be available, subject to certain tax limitations, to offset future capital gains until expiration in September 2010, September 2014 and September 2015, respectively.

Note D -- Line of Credit

A financing agreement is in place with certain Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2009. For the six months ended March 31, 2009, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$10,687	0.97%	$272,469	February 2009

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009	2008	2007 (w)
Net asset value, beginning	$13.74	$17.45	$15.92
Income from investment operations
Net investment income (loss)	(.04)	(.16)	(.17)
Net realized and unrealized gain (loss)	(4.26)	(3.55)	1.70
Total from investment operations	(4.30)	(3.71)	1.53
Total increase (decrease) in net asset value	(4.30)	(3.71)	1.53
Net asset value, ending	$9.44	$13.74	$17.45

Total return*	(31.30%)	(21.26%)	9.61%
Ratios to average net assets:A
Net investment income (loss)	(.74%) (a)	(1.08%)	(1.03%)
Total expenses	2.04% (a)	1.80%	1.76%
Expenses before offsets	1.94% (a)	1.75%	1.73%
Net expenses	1.94% (a)	1.74%	1.71%
Portfolio turnover	25%	55%	98%
Net assets, ending (in thousands)	$50,469	$78,939	$103,937

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2006	2005	2004
Net asset value, beginning	$18.25	$18.70	$16.43
Income from investment operations
Net investment income (loss)	(.21)	(.06)	(.10)
Net realized and unrealized gain (loss)	(.22)	.22	2.37
Total from investment operations	(.43)	.16	2.37
Distributions from
Net realized gain	(1.90)	(.61)	--
Total distributions	(1.90)	(.61)	--
Total increase (decrease) in net asset value	(2.33)	(.45)	2.27
Net asset value, ending	$15.92	$18.25	$18.70

Total return*	(3.04%)	0.64%	13.82%
Ratios to average net assets:A
Net investment income (loss)	(1.10%)	(0.28%)	(0.53%)
Total expenses	1.74%	1.71%	1.69%
Expenses before offsets	1.74%	1.71%	1.69%
Net expenses	1.73%	1.70%	1.68%
Portfolio turnover	160%	169%	54%
Net assets, ending (in thousands)	$121,941	$172,540	$214,143

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2009	2008	2007 (w)
Net asset value, beginning	$12.19	$15.64	$14.42
Income from investment operations
Net investment income (loss)	(.10)	(.35)	(.31)
Net realized and unrealized gain (loss)	(3.79)	(3.10)	1.53
Total from investment operations	(3.89)	(3.45)	1.22
Total increase (decrease) in net asset value	(3.89)	(3.45)	1.22
Net asset value, ending	$8.30	$12.19	$15.64

Total return*	(31.91%)	(22.06%)	8.46%
Ratios to average net assets:A
Net investment income (loss)	(2.13%) (a)	(2.13%)	(2.02%)
Total expenses	3.43% (a)	2.86%	2.75%
Expenses before offsets	3.33% (a)	2.81%	2.72%
Net expenses	3.33% (a)	2.80%	2.70%
Portfolio turnover	25%	55%	98%
Net assets, ending (in thousands)	$4,132	$6,862	$11,729

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2006	2005	2004
Net asset value, beginning	$16.84	$17.45	$15.47
Income from investment operations
Net investment income (loss)	(.36)	(.24)	(.24)
Net realized and unrealized gain (loss)	(.16)	.24	2.22
Total from investment operations	(.52)	(.00)	1.98
Distributions from
Net realized gain	(1.90)	(.61)	--
Total distributions	(1.90)	(.61)	--
Total increase (decrease) in net asset value	(2.42)	(.61)	1.98
Net asset value, ending	$14.42	$16.84	$17.45

Total return*	(3.91%)	(0.25%)	12.80%
Ratios to average net assets:A
Net investment income (loss)	(2.02%)	(1.18%)	(1.42%)
Total expenses	2.66%	2.61%	2.58%
Expenses before offsets	2.66%	2.60%	2.58%
Net expenses	2.65%	2.60%	2.57%
Portfolio turnover	160%	169%	54%
Net assets, ending (in thousands)	$14,425	$20,309	$26,089

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009	2008	2007 (w)
Net asset value, beginning	$12.36	$15.83	$14.57
Income from investment operations
Net investment income (loss)	(.08)	(.30)	(.29)
Net realized and unrealized gain (loss)	(3.85)	(3.17)	1.55
Total from investment operations	(3.93)	(3.47)	1.26
Total increase (decrease) in net asset value	(3.93)	(3.47)	1.26
Net asset value, ending	$8.43	$12.36	$15.83

Total return*	(31.80%)	(21.92%)	8.65%
Ratios to average net assets:A
Net investment income (loss)	(1.76%) (a)	(1.94%)	(1.88%)
Total expenses	3.06% (a)	2.66%	2.60%
Expenses before offsets	2.96% (a)	2.61%	2.57%
Net expenses	2.96% (a)	2.60%	2.55%
Portfolio turnover	25%	55%	98%
Net assets, ending (in thousands)	$5,853	$9,347	$13,794

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2006	2005	2004
Net asset value, beginning	$16.98	$17.57	$15.57
Income from investment operations
Net investment income (loss)	(.33)	(.21)	(.21)
Net realized and unrealized gain (loss)	(.18)	.23	2.21
Total from investment operations	(.51)	.02	2.00
Distributions from
Net realized gain	(1.90)	(.61)	--
Total distributions	(1.90)	(.61)	--
Total increase (decrease) in net asset value	(2.41)	(.59)	2.00
Net asset value, ending	$14.57	$16.98	$17.57

Total return*	(3.81%)	(0.13%)	12.85%
Ratios to average net assets:A
Net investment income (loss)	(1.89%)	(1.06%)	(1.33%)
Total expenses	2.53%	2.50%	2.49%
Expenses before offsets	2.53%	2.49%	2.49%
Net expenses	2.52%	2.48%	2.48%
Portfolio turnover	160%	169%	54%
Net assets, ending (in thousands)	$17,270	$23,131	$27,501

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2009	2008	2007 (w)
Net asset value, beginning	$14.68	$18.50	$16.75
Income from investment operations
Net investment income (loss)	.02	(.04)	(.05)
Net realized and unrealized gain (loss)	(4.58)	(3.78)	1.80
Total from investment operations	(4.56)	(3.82)	1.75
Total increase (decrease) in net asset value	(4.56)	(3.82)	1.75
Net asset value, ending	$10.12	$14.68	$18.50

Total return*	(31.06%)	(20.65%)	10.45%
Ratios to average net assets:A
Net investment income (loss)	.29% (a)	(.25%)	(.28%)
Total expenses	1.23% (a)	1.10%	1.06%
Expenses before offsets	.92% (a)	.93%	.94%
Net expenses	.92% (a)	.92%	.92%
Portfolio turnover	25%	55%	98%
Net assets, ending (in thousands)	$6,346	$8,878	$11,286

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2006	2005	2004
Net asset value, beginning	$18.96	$19.26	$16.46
Income from investment operations
Net investment income (loss)	(.03)	.06	.02
Net realized and unrealized gain (loss)	(.28)	.25	2.78
Total from investment operations	(.31)	.31	2.80
Distributions from
Net realized gain	(1.90)	(.61)	--
Total distributions	(1.90)	(.61)	--
Total increase (decrease) in net asset value	(2.21)	(.30)	2.80
Net asset value, ending	$16.75	$18.96	$19.26

Total return*	(2.24%)	1.42%	17.01%
Ratios to average net assets:A
Net investment income (loss)	(.31%)	.43%	.22%
Total expenses	1.10%	1.16%	1.14%
Expenses before offsets	.93%	.93%	.93%
Net expenses	.92%	.92%	.92%
Portfolio turnover	160%	169%	54%
Net assets, ending (in thousands)	$26,460	$4,979	$2,878

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized

(w) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory and Investment Subadvisory Contracts

At a meeting held on December 3, 2008, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Trustees' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year periods ended June 30, 2008, the Fund's performance was below the median of its peer group. The data also indicated that the Fund underperformed its Lipper index for the same one-, three- and five-year periods. The Board took into account management's discussion of the Fund's performance and noted the Fund's improved performance. The Board noted the Advisor's continued monitoring of the Fund's performance. The Board also noted that the Subadvisor had assumed management of the Fund in March 2007 after the prior subadvisor had been replaced. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Fund's performance.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class I shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Trustees reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, three- and five-year periods ended June 30, 2008 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk- adjusted performance of the Subadvisor as well as the Advisor's actions to address the Fund's performance.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Fund's performance; and (f) the Fund's advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert New Vision Small Cap Fund

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Calvert Group
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Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

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

Calvert

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March 31, 2009

Semi-Annual Report

Calvert Income Fund

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Schedule of Investments
10

Statement of Assets and Liabilities
22

Statement of Operations
23

Statements of Changes in Net Assets
24

Notes to Financial Statements
26

Financial Highlights
32

Explanation of Financial Tables
38

Proxy Voting and Availability of Quarterly Portfolio Holdings
40

Basis for Board's Approval of Investment Advisory Contract
40

Dear Shareholder:

The six months ended March 31, 2009 was a period of extraordinary turmoil and challenge in the financial markets. The financial system moved from the brink of collapse at the end of 2008 to showing some signs of stabilization in 2009. In an unprecedented fashion, virtually all major asset classes plummeted during September and October 2008 following the failure of brokerage firm Lehman Brothers. It was an extremely difficult period for all investors, particularly those whose portfolios were not shielded by the traditionally more stable fixed-income asset class. While many bond funds posted losses, they were generally not as dramatic as the declines in equity portfolios.

Facing an uncertain business and credit environment, and a faltering global economy, investors fled to the perceived safety of Treasuries and money market funds despite their low yields. By year-end, the yields of corporate bonds stood at historically high levels compared to the yields of Treasuries with similar maturities. The Barclays Capital U.S. Credit Index ended the year with a yield spread over comparable Treasuries of 515 basis points (a basis point is 0.01 percentage points), compared to a 10-year monthly average of approximately 150 basis points. In early 2009, however, the credit markets started to thaw as investors snapped up new corporate bond issues. By March, investors' enthusiasm for corporate debt had moderated.

Against this volatile backdrop, Calvert's fixed-income funds were not immune to the credit market turmoil. However, intensive credit-quality research and relative-value analysis did help us moderate, to some extent, the declines in many of the fixed-income portfolios that we manage.

Relief for Markets Under Pressure

Fortunately, in our view, government intervention to shore up the financial system and reinvigorate the economy has begun to take hold. The Federal Reserve and Treasury are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Partnership, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe investor confidence will be restored and our financial systems will recover--slowly, and with new financial oversight, transparency, and regulations in place. As the markets grow more convinced that the global recovery has legs, we expect to see greater investor demand for assets offering higher yield and total return potential.

Confidence in Calvert Funds

As we move through the recession, with the potential for default rates still high, credit research and security selection will continue to be of paramount importance. In this challenging environment, Calvert will bring our 30 years of fixed-income experience to bear. Our taxable fixed-income portfolio management team, led by Senior Vice President Greg Habeeb, will continue to follow its time-tested strategy that seeks to optimize duration, yield curve positioning, sector allocation, and credit quality analysis in selecting securities for our portfolios. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given shift in interest rates.)

In December 2008, Calvert became investment advisor to Calvert High Yield Bond Fund and Calvert Short-Term Government Fund, which are portfolios formerly managed by Summit Investment Partners. In addition, on December 31, 2008, we launched Calvert Government Fund. We look forward to managing these Funds, which will give Calvert investors more ways to diversify their bond fund allocations.

Recently, Calvert Long-Term Income Fund (Class A shares) was among the winners of the 2009 Lipper award, marking its second consecutive year of winning the award. The award is given to the Fund with the highest score for consistent returns relative to its peers. Calvert Long-Term Income Fund was ranked first among 116 funds in the corporate debt BBB rated category as of December 31, 2008, based on its three-year risk-adjusted returns.1

Winning the Lipper award once again validates our investment team's active management strategy that relies on rigorous analysis and independent thinking--an approach we use across all our fixed-income funds.

Consult with Your Financial Advisor

If you're concerned about how to navigate the current market environment, talk with your financial advisor about whether your allocation to bonds is appropriate and well-diversified, given your goals, time horizon, and risk attitudes.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals. We are committed to continuing our efforts to identify opportunities that emerge in the fixed-income markets while we seek to meet our investors' long-term goals for stability and income. As always, we appreciate your business and hope to continue to serve you in the months and years to come.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2009

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns. The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return value within each eligible classification determines the fund classification winner over three, five, or 10 years. Lipper Fund Awards are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Source: Lipper, Inc.

Past performance is no guarantee of future results. Please keep in mind investment in mutual funds involves risk, including possible loss of principal invested.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Performance

For the six months ended March 31, 2009, Calvert Income Fund Class A shares (at NAV) returned -8.37% versus 2.18% for the benchmark Barclays Capital U.S. Credit Index. Significant markdowns on several holdings were the primary drivers of the Fund's performance relative to the Index.

Investment Climate

The period can be broken down into two distinct halves. From October through December, a widespread panic that major global financial firms would fall like dominoes in the aftermath of the Lehman Brothers collapse roiled the credit markets. The markets for long-term credit froze and short-term money markets seized up until a variety of government programs helped calm the market before year-end. The difference in yields between bonds of high and low credit quality soared to record highs as liquidity evaporated from the markets.

Portfolio Statistics
March 31, 2009
Investment Performance (total return at NAV*)
	6 Months ended 3/31/09	12 Months ended 3/31/09
Class A	-8.37%	-11.48%
Class B	-8.74%	-12.30%
Class C	-8.71%	-12.13%
Class I	-8.08%	-10.93%
Class R	-8.48%	-11.78%
Class Y	-8.19%	-11.24%
Barclays Capital U.S.
Credit Index**	2.18%	-5.21%
Lipper Corporate
Debt Funds
BBB-Rated Avg.	-2.99%	-10.26%

Maturity Schedule
	Weighted Average
	3/31/09	9/30/08
	11 years	11 years

SEC Yields
	30 days ended
	3/31/09	9/30/08
Class A	5.79%	4.88%
Class B	5.12%	4.20%
Class C	5.31%	4.36%
Class I	6.71%	5.74%
Class R	5.79%	4.77%
Class Y	6.36%	5.62%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-14.82%
Five year	-0.40%
Ten year	4.16%
Class B Shares
One year	-15.81%
Five year	-0.43%
Since inception	3.64%
(7/30/99)
Class C Shares
One year	-13.01%
Five year	-0.34%
Since inception	3.60%
(7/31/00)

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
Class I Shares
One year	-10.93%
Five year	1.01%
Ten year	5.16%
Class R Shares*
One year	-11.78%
Five year	0.21%
Ten year	4.48%
Class Y Shares**
One year	-11.24%
Five year	0.44%
Ten year	4.60%

* Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

** Performance for Class Y Shares prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

Performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

The impact of the then 18-month-old crisis in the credit markets on the overall U.S. economy worsened. In the fourth quarter of 2008, economic growth, as measured by gross domestic product (GDP), declined at a 6.3% annual pace1--the worst quarterly performance since 1982. Concerns spread about a protracted recession. In December, the Fed cut the federal funds rate, its target interest rate, to near zero percent and aggressively sought to push down mortgage rates by buying mortgage-backed securities.

In the first quarter of 2009, most sectors of the credit markets thawed at least a bit and the window for new issues of investment-grade corporate bonds opened wide. The government also undertook a number of new initiatives to get the credit taps flowing to consumers again. On the other hand, two major U.S. automakers moved toward bankruptcy and several "rescued" organizations needed more government capital. Still, a relaxation of accounting rules and concrete signs of global cooperation at the G20 meeting cheered equity and credit markets at quarter-end.

During the reporting period, the yield on the benchmark 10-year Treasury note fell more than one percentage point to 2.71%. The rush to safety caused Treasury bill yields to plunge to the lowest levels since World War II, with the three-month T-bill yield falling to 0.21%.2 Headline inflation slid to a 0.2% pace for February 2009 while core inflation was 1.8%.3 GDP was expected to shrink at a 4.6% pace during the first quarter of 2009.4

Portfolio Strategy

Like the investment climate, Fund performance for the period changed dramatically between the first and second halves. During the fourth quarter of 2008, markdowns on several holdings were the primary cause of the Fund's underperformance, along with a short relative duration in a period when interest rates fell significantly. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest rate movements.) One key detractor was an allocation of nearly 3% to bonds issued by two banks that were nationalized by the Icelandic government in early October, causing their valuations to fall to near zero in the fourth quarter of 2008. Price markdowns on Tier 1 Capital notes (which are issued by banks to boost regulatory capital requirements) also negatively impacted returns.

The Fund's performance improved during the first quarter of 2009 as it outperformed the index. This was due largely to our shorter-than-benchmark duration. Although we lengthened the the Fund's duration during the early months of the year, its continued short relative duration was a positive as interest rates climbed during the first quarter. The Icelandic bank securities also rebounded slightly, as did some Tier 1 Capital notes as concerns about the U.S. nationalizing banks moderated. Also, the Fund successfully traded Treasuries throughout the quarter to take advantage of the significant volatility in that asset class, as well as changes in the yield curve.

Outlook

We expect the credit markets to continue to recover but do not expect a return to the heady times of a few years ago. Since financial institutions must rebuild capital, they are not inclined to flood their balance sheets with new loans. Continued government intervention in the credit markets will remain a signature of this financial crisis. Overall, we expect the economy will contract for 2009, with the worst quarters in the first half of 2009. We also believe the federal funds rate will remain near zero percent. The good news for investors is that we do not expect a protracted period of consumer price deflation as seen earlier this decade in Japan.

Portfolio Statistics
March 31, 2009
Economic Sectors	% of Total Investments
Asset Backed Securities	3.3%
Basic Materials	3.7%
Communications	1.8%
Consumer, Cyclical	1.2%
Consumer, Non-cyclical	4.9%
Diversified	2.1%
Energy	8.5%
Financial	32.1%
Government	24.7%
Industrial	7.5%
Insurance	0.1%
Mortgage Securities	5.7%
Technology	0.3%
Utilities	4.1%
Total	100%

Looking forward, we anticipate that Treasury yields will continue to generally rise as the Treasury floods the market with new debt. It's doubtful that major Treasury buyers such as China can boost their holdings enough to offset all of the new supply and keep prices from falling. Therefore, we plan to keep the Fund's duration somewhat shorter than that of the benchmark.

Corporate bonds still look inexpensive by historical standards, and we believe that liquidity in the corporate credit market will continue to improve in response to the government's aggressive efforts to revive the various segments of the credit market. However, we also anticipate that the number of corporate defaults will increase significantly later in 2009, so we will be very selective when adding corporate bonds to the portfolio.

April 2009

1. GDP data source: Commerce Department.

2. All interest rates data source: Federal Reserve.

3. Source: Bureau of Labor Statistics consumer price indexes.

4. Source: Wall Street Journal Economic Forecasting Survey, March 2009.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$915.70	$5.90
Hypothetical	$1,000.00	$1,018.78	$6.21
(5% return per year before expenses)
Class B
Actual	$1,000.00	$911.40	$10.14
Hypothetical	$1,000.00	$1,014.32	$10.69
(5% return per year before expenses)
Class C
Actual	$1,000.00	$912.30	$9.21
Hypothetical	$1,000.00	$1,015.30	$9.71
(5% return per year before expenses)
Class I
Actual	$1,000.00	$918.60	$2.63
Hypothetical	$1,000.00	$1,022.19	$2.77
(5% return per year before expenses)
Class R
Actual	$1,000.00	$914.00	$7.01
Hypothetical	$1,000.00	$1,017.60	$7.39
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$917.50	$4.28
Hypothetical	$1,000.00	$1,020.47	$4.51
(5% return per year before expenses)

*   Expenses are equal to the Fund's annualized expense ratio of 1.23%, 2.13%, 1.93%, 0.55%, 1.47% and 0.89% for Class A, Class B, Class C, Class I, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Schedule of Investments
March 31, 2009
		Principal
Asset Backed Securities - 3.2%	Amount	Value
ACLC Business Loan Receivables Trust, 1.206%, 10/15/21 (e)(r)	$1,970,134	$1,886,370
AmeriCredit Automobile Receivables Trust:
3.43%, 7/6/11	4,086,061	3,971,750
4.63%, 6/6/12	10,818,711	10,229,522
1.168%, 7/6/12 (r)	11,478,444	10,769,642
Americredit Prime Automobile Receivable Trust, 5.27%, 11/8/11	3,628,206	3,568,968
Atherton Franchisee Loan Funding LLC, 7.08%, 5/15/20 (e)	1,164,656	1,176,043
Capital Auto Receivables Asset Trust, 0.616%, 7/15/10 (r)	20,511,691	19,690,661
Captec Franchise Trust:
8.155%, 6/15/13 (e)	6,920,000	5,718,990
8.155%, 12/15/13 (e)	2,895,000	1,100,100
Centex Home Equity Trust, 7.86%, 7/25/32 (r)	120,536	18,044
Countrywide Asset-Backed Certificates, 0.972%, 11/25/34 (r)	4,260,501	2,894,062
DB Master Finance LLC, 5.779%, 6/20/31 (e)	20,750,000	15,101,229
Enterprise Mortgage Acceptance Co. LLC, 0.65%, 1/15/27 (e)(r)	18,354,174	235,163
FMAC Loan Receivables Trust:
2.974, 11/15/18 (e)(r)	10,928,799	150,271
6.74%, 11/15/20 (e)	1,653,205	1,401,128
GE Capital Credit Card Master Note Trust, 0.596%, 3/15/13 (r)	5,340,000	5,088,581
GE Dealer Floorplan Master Note Trust, 0.555%, 4/20/11 (r)	36,000,000	35,833,266
Residential Asset Mortgage Products, Inc., STEP, 4.12% to
5/25/12, floating rate thereafter to 6/25/33 (r)	155,900	102,514
SLM Student Loan Trust:
1.709%, 10/25/17 (r)	1,350,000	1,307,252
1.54%, 12/15/17 (b)(r)	2,287,322	2,207,176

Total Asset-Backed Securities (Cost $132,482,344)		122,450,732

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 1.4%
American Home Mortgage Assets, 4.387%, 5/25/46 (r)	133,127,512	2,995,369
Banc of America Mortgage Securities, Inc.:
5.00%, 1/25/19	70,280	31,008
4.875%, 4/25/19	145,112	54,920
4.798%, 8/25/19 (r)	314,463	112,181
5.50%, 11/25/33	72,680	71,581
0.28%, 1/25/34 (b)(r)	127,447,413	703,688
5.431%, 5/25/34 (r)	977,112	323,563
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	1,094,281	1,088,531
Countrywide Home Loan Mortgage Pass Through Trust,
0.862%, 6/25/35 (r)(e)	2,608,003	1,502,227
GMAC Mortgage Corp. Loan Trust, 5.00%, 5/25/18 (e)	198,446	105,181
Impac CMB Trust:
1.162%, 9/25/34 (r)	1,238,949	551,961
0.782%, 4/25/35 (r)	6,573,008	2,480,803
0.832%, 4/25/35 (r)	2,355,328	434,732
0.792%, 5/25/35 (r)	13,552,564	5,575,831
0.842%, 8/25/35 (r)	7,211,403	2,681,376

Collateralized Mortgage-Backed	Principal
Obligations (Privately Originated) - Cont'd	Amount	Value
MASTR Alternative Loans Trust, 6.25%, 7/25/36	$19,575,041	$8,857,984
Morgan Stanley Mortgage Loan Trust, 5.17%, 11/25/33	427,453	142,561
Residential Accredit Loans, Inc., 6.00%, 12/25/35	6,889,017	4,765,360
Residential Asset Securitization Trust, 6.25%, 11/25/36	19,211,001	10,916,373
Residential Funding Mortgage Securities I, 4.75%, 3/25/19	250,465	144,864
Salomon Brothers Mortgage Securities VII, Inc., 5.561%,
9/25/33 (r)	256,020	99,936
Structured Asset Securities Corp.:
Class A2, 5.00%, 6/25/35	8,189,510	7,197,283
Class A3, 5.50%, 6/25/35	4,291,000	1,658,398
Washington Mutual Alternative Mortgage Pass-Through
Certificates, 1.085%, 7/25/46 (r)	123,306,540	616,533

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $92,625,488)		53,112,244

Commercial Mortgage-Backed Securities - 4.1%
Banc of America Commercial Mortgage, Inc.:
6.128%, 8/10/14 (r)	1,570,000	978,000
5.449%, 1/15/49	11,700,000	8,363,205
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%,
12/11/49	45,600,000	36,561,875
Cobalt CMBS Commercial Mortgage Trust, 5.74%, 8/15/12 (r)	30,500,000	24,888,781
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	39,250,000	36,900,122
5.245%, 11/15/36 (e)	18,600,000	16,843,890
5.362%, 11/15/36 (e)	11,000,000	10,227,136
Global Signal Trust III, 5.361%, 2/15/36 (e)	22,820,000	22,055,621
LB-UBS Commercial Mortgage Trust, 4.799%, 12/15/29 (r)	1,000,000	760,052
Wachovia Bank Commercial Mortgage Trust, 0.493%,
12/15/35 (e)(r)	91,507,922	725,658

Total Commercial Mortgage-Backed Securities (Cost $182,282,720)		158,304,340

Corporate Bonds - 62.3%
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	19,175,000	13,785,502
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	76,150,000	45,701,042
7.30%, 10/14/49 (b)(e)	19,950,000	16,664,434
Ahold Finance USA, Inc., 6.25%, 5/1/09	3,630,000	3,584,625
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	3,077,944	-
15.34%, 12/1/10 (b)(r)(x)*	17,718,398	-
Anadarko Petroleum Corp.:
7.625%, 3/15/14	25,000,000	24,821,626
8.70%, 3/15/19	23,800,000	23,825,648
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19 (e)	34,150,000	34,654,875
APL Ltd., 8.00%, 1/15/24	13,525,000	10,718,562
ArcelorMittal:
5.375%, 6/1/13	2,400,000	1,862,904
6.125%, 6/1/18	31,953,000	23,116,430

	Principal
Corporate Bonds - Cont'd	Amount	Value
ArcelorMittal USA, Inc., 6.50%, 4/15/14	$2,600,000	$2,062,840
Asian Development Bank, 6.22%, 8/15/27	2,470,000	2,992,735
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (e)	23,670,000	14,497,875
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	53,561,000	535,610
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	21,885,000	21,085,760
AXA SA, 4.707%, 6/8/49 (b)	1,050,000	315,000
BAC Capital Trust XV, 2.061%, 6/1/56 (r)	97,145,000	24,102,957
BAE Systems Asset Trust, 6.664%, 9/15/13 (b)(e)	38,426,301	34,583,671
Barrick Gold Corp., 6.95%, 4/1/19	1,750,000	1,759,793
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	26,071,092	25,823,156
Bear Stearns Co's, Inc.:
1.341%, 8/21/09 (r)	2,000,000	1,996,900
1.341%, 2/23/10 (r)	1,510,000	1,492,100
1.263%, 10/22/10 (r)	6,000,000	5,730,648
BellSouth Telecommunications, Inc., STEP, 0.00% to 12/15/15,
6.65% thereafter to 12/15/95 (r)	20,000,000	7,622,080
BHP Billiton Finance USA Ltd., 6.50%, 4/1/19	2,300,000	2,333,482
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter
to 12/15/55 (r)	126,081,000	91,408,725
BBVA USA Bancshares, Inc., 1.998%, 10/9/09 (e)(r)	18,200,000	18,151,344
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter
to 12/31/49 (e)(r)	36,165,000	11,391,975
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate
thereafter to 12/31/49 (e)(r)	5,000,000	1,751,200
CAM US Finance SA Sociedad Unipersonal, 1.32%, 2/1/10 (e)(r)	11,000,000	10,658,802
Camp Pendleton & Quantico Housing LLC, 5.937%, 10/1/43 (e)	1,150,000	899,875
Cargill, Inc., 2.383%, 1/21/11 (e)(r)	44,455,000	44,343,818
Caterpillar Financial Services Corp.:
1.736%, 8/6/10 (r)	28,710,000	27,655,015
6.125%, 2/17/14	10,000,000	9,711,220
7.15%, 2/15/19	11,700,000	10,701,393
Chase Capital VI, 1.795%, 8/1/28 (r)	7,250,000	2,955,308
Chesapeake Energy Corp.:
6.50%, 8/15/17	10,451,000	8,543,692
7.25%, 12/15/18	13,700,000	11,268,250
6.875%, 11/15/20	2,000,000	1,565,000
Chugach Electric Association, Inc., 6.55%, 3/15/11	2,780,000	2,884,450
CIT Group, Inc.:
1.358%, 8/17/09 (r)	2,745,000	2,532,263
1.451%, 3/12/10 (r)	4,970,000	4,013,275
6.10% to 3/15/17, floating rate thereafter to 3/15/67 (b)(r)	24,487,000	6,550,272
Citigroup Funding, Inc.:
1.226%, 6/26/09 (r)	9,765,000	9,596,248
1.514%, 4/30/12 (r)	33,170,000	33,368,556
Comcast Corp. 1.46%, 7/14/09 (r)	18,505,000	18,416,352
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/29/49 (b)(e)(r)	145,513,000	48,019,290
Dime Community Bancshares, Inc.:
9.25%, 5/1/10	500,000	485,973
9.25%, 5/1/10 (e)	2,000,000	1,943,891
Discover Financial Services:
1.861%, 6/11/10 (r)	31,550,000	27,253,048
6.45%, 6/12/17	2,900,000	2,092,498

	Principal
Corporate Bonds - Cont'd	Amount	Value
Dominion Resources, Inc.:
2.366%, 6/17/10 (r)	$32,530,000	$31,979,278
6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	19,665,000	11,255,951
Enterprise Products Operating LP, 7.034% to 1/15/18, floating rate
thereafter to 1/15/68 (r)	108,140,000	67,587,500
First Republic Bank, 7.75%, 9/15/12	500	454
FMG Finance Pty Ltd.:
5.261%, 9/1/11 (e)(r)	46,680,000	39,678,000
10.00%, 9/1/13 (e)	39,050,000	33,192,500
10.625%, 9/1/16 (e)	850,000	714,000
Ford Motor Co.:
7.125%, 11/15/25	3,593,000	1,041,970
7.70%, 5/15/97	6,000,000	1,695,000
Ford Motor Credit Co. LLC, 4.01%, 1/13/12 (r)	5,000,000	3,150,000
Fort Knox Military Housing:
5.815%, 2/15/52 (e)	11,225,000	7,714,381
5.915%, 2/15/52 (e)	10,455,000	7,211,964
General Motors Corp.:
7.70%, 4/15/16	10,000,000	1,450,000
8.10%, 6/15/24	7,150,000	1,001,000
7.40%, 9/1/25 (b)	2,950,000	339,250
Giants Stadium LLC:
0.612%, 4/1/47 (b)(e)(r)	43,500,000	43,500,000
0.62%, 4/1/47 (b)(e)(r)	9,200,000	9,200,000
Glitnir Banki HF:
2.95%, 10/15/08 (b)(v)(y)	30,230,000	3,627,600
3.046%, 4/20/10 (b)(e)(r)(w)(y)	42,295,000	5,075,400
4.75%, 10/15/10 (b)(e)(w)(y)	6,000,000	720,000
3.226%, 1/21/11 (b)(e)(r)(w)(y)	32,920,000	3,950,400
6.693% to 6/15/11, floating rate thereafter to
6/15/16 (b)(e)(r)(w)(y)	8,400,000	84,000
6.375%, 9/25/12 (b)(e)(w)(y)	600,000	72,000
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	37,050,000	33,028,963
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	11,298,810	12,450,950
Goldman Sachs Group, Inc.:
1.318%, 11/16/09 (r)	12,600,000	12,279,140
1.832%, 9/29/14 (r)	3,450,000	2,511,929
Great River Energy:
5.829%, 7/1/17 (e)	66,116,921	68,233,324
6.254%, 7/1/38 (b)(e)	14,400,000	12,120,480
Hewlett-Packard Co., 3.00%, 2/24/11 (r)	9,800,000	9,874,043
Home Depot, Inc., 1.445%, 12/16/09 (r)	8,190,000	8,027,300
HRPT Properties Trust, 1.92%, 3/16/11 (r)	39,710,000	29,922,394
Huntington National Bank, 4.65%, 6/30/09	6,515,000	6,464,475
Idearc, Inc., 8.00%, 11/15/16 (f)	150,000	4,875
Illinois Tool Works, Inc., 6.25%, 4/1/19 (e)	3,580,000	3,598,112
Independence Community Bank Corp., 3.75% to 4/1/09, floating
rate thereafter to 4/1/14 (r)	20,910,000	15,189,651
Ingersoll-Rand Global Holding Co. Ltd., 2.731%, 8/13/10 (r)	39,650,000	36,828,048
ION Media Networks, Inc., 11.00%, 7/31/13 (b)(g)*	325,940	652
Jersey Central Power & Light Co., 5.625%, 5/1/16	4,985,000	4,717,131
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(g)*	109,297	601
John Deere Capital Corp.:
1.70%, 2/26/10 (r)	13,000,000	12,751,034
1.843%, 1/18/11 (r)	3,300,000	3,161,179

	Principal
Corporate Bonds - Cont'd	Amount	Value
JPMorgan Chase & Co.:
7.00%, 11/15/09	$11,497,000	$11,731,542
1.623%, 1/22/10 (r)	36,900,000	36,480,436
JPMorgan Chase Capital XXIII, 2.238%, 5/15/47 (r)	12,800,000	4,981,497
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/14	150,000	123,750
Kaupthing Bank HF:
3.491%, 1/15/10 (b)(e)(r)(w)(y)	39,000,000	2,535,000
5.75%, 10/4/11 (b)(e)(w)(y)	3,350,000	217,750
Kern River Funding Corp., 6.676%, 7/31/16 (e)	96,618	92,763
Koninklijke Philips Electronics NV, 2.463%, 3/11/11 (r)	62,930,000	60,184,268
Kraft Foods, Inc., 1.728%, 8/11/10 (r)	2,300,000	2,232,628
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	59,248,000	36,733,760
Leucadia National Corp.:
8.125%, 9/15/15	42,220,000	33,283,592
7.125%, 3/15/17	4,000,000	2,664,660
Lincoln National Corp., 6.05% to 4/20/17, floating rate
thereafter to 4/20/67 (b)(r)	400,000	92,000
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.733%, 12/1/17 (e)	8,060,000	7,507,890
5.983%, 12/1/22 (e)	14,695,000	13,107,205
6.192%, 12/1/27 (e)	3,925,000	3,353,755
Lloyds Banking Group plc:
6.657% to 5/21/37, floating rate thereafter to 5/19/49 (e)(r)	24,270,000	5,096,700
6.413% to 10/1/35, floating rate thereafter to 12/31/49 (e)(r)	2,400,000	552,000
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	51,271,000	512,710
8.30%, 12/1/37 (e)(m)*	33,720,000	337,200
8.45%, 12/1/97 (e)(m)*	1,000,000	10,000
M&I Marshall & Ilsley Bank, 1.536%, 12/4/12 (r)	11,675,000	8,724,272
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (e)	11,420,000	7,616,341
Medco Health Solutions, Inc., 6.125%, 3/15/13	4,875,000	4,828,958
Mid-Atlantic Family Military Communities LLC, 5.24%, 8/1/50 (e)	23,150,000	14,612,048
Monumental Global Funding III, 1.638%, 8/17/09 (e)(r)	13,123,000	13,121,018
Morgan Stanley, 1.521%, 2/10/12 (r)	5,770,000	5,747,378
National Fuel Gas Co., 6.50%, 4/15/18	4,800,000	4,606,801
NationsBank Capital Trust III, 1.644%, 1/15/27 (r)	1,677,000	569,115
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	22,379,000	19,736,583
6.90%, 10/1/37	10,460,000	10,207,600
6.59%, 7/7/38	4,023,000	3,336,439
Noble Group Ltd.:
8.50%, 5/30/13 (e)	27,050,000	21,234,250
6.625%, 3/17/15 (e)	32,110,000	20,871,500
Ohana Military Communities LLC:
5.462%, 10/1/26 (e)	17,500,000	14,965,475
5.88%, 10/1/51 (e)	20,000,000	14,582,800
6.00%, 10/1/51 (b)(e)	13,120,000	10,575,638
6.15%, 10/1/51 (e)	10,000,000	7,795,800

	Principal
Corporate Bonds - Cont'd	Amount	Value
OPTI Canada, Inc.:
7.875%, 12/15/14	$2,650,000	$1,152,750
8.25%, 12/15/14	5,887,000	2,582,921
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)*	19,550,000	3,508,052
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	5,080,000	3,124,200
Pacific Pilot Funding Ltd., 1.893%, 10/20/16 (e)(r)	6,103,498	5,982,234
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	11,250,000	11,389,399
Pepco Holdings, Inc., 1.886%, 6/1/10 (r)	5,000,000	4,664,561
Pfizer, Inc., 3.249%, 3/15/11 (r)	6,625,000	6,759,222
Pioneer Natural Resources Co.:
5.875%, 7/15/16	12,285,000	9,142,220
6.65%, 3/15/17	38,255,000	29,613,655
6.875%, 5/1/18	29,675,000	21,952,293
7.20%, 1/15/28	10,012,000	6,218,123
Plains All American Pipeline LP/PAA Finance Corp., 4.75%,
8/15/09	750,000	748,007
PPF Funding, Inc., 5.35%, 4/15/12 (e)	3,000,000	2,361,622
Preferred Term Securities IX Ltd., 2.216%, 4/3/33 (e)(r)	748,642	338,386
Prime Property Fund, Inc., 5.50%, 1/15/14 (e)	500,000	328,689
ProLogis:
1.496%, 8/24/09 (r)	81,750,000	76,551,599
6.625%, 5/15/18	3,000,000	1,520,709
Public Steers Trust, 6.646%, 11/15/18 (b)	4,150,320	1,363,505
Puget Sound Energy, Inc., 7.02%, 12/1/27	571,000	526,938
RBS Capital Trust IV, STEP, 2.02%, 9/29/49 (r)	19,868,000	6,936,912
RH Donnelley Corp., 6.875%, 1/15/13	375,000	20,625
Roper Industries, Inc., 6.625%, 8/15/13	13,830,000	13,972,668
Rouse Co., 8.00%, 4/30/09	8,000,000	2,280,000
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating rate
thereafter to 3/31/49 (r)	61,910,000	13,929,750
Santander Issuances SA Unipersonal, 1.648%, 6/20/16 (e)(r)	25,000,000	16,567,125
Shell International Finance BV, 4.00%, 3/21/14	60,500,000	61,273,252
Skyway Concession Co. LLC, 1.512%, 6/30/17 (b)(e)(r)	10,140,000	8,204,578
SLM Corp., 1.299%, 7/27/09 (r)	19,475,000	18,745,140
Sovereign Bank, 2.88%, 8/1/13 (b)(r)	22,215,000	16,860,341
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	26,500,000	2,355,585
State Street Bank and Trust Co., 1.499%, 9/15/11 (r)	8,795,000	8,813,643
Sterling Equipment, Inc., 6.125%, 9/28/19	292,845	317,997
TEPPCO Partners LP, 7.00% to 6/1/17, floating rate thereafter
to 6/1/67 (r)	19,730,000	11,287,434
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	8,559,893	85,599
STEP, 0.00% to 4/15/18, 7.697% thereafter to
10/15/97 (b)(e)(r)	11,001,000	1,150,595
STEP, 0.00% to 10/15/28, 7.697% thereafter to 10/1/97 (b)(r)	15,000,000	308,550
STEP, 0.00% to 10/15/33, 7.697% thereafter to
10/15/97 (b)(e)(r)	12,295,000	103,401
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/11 (e)	7,600,000	6,813,841
2/15/28 (b)(e)	16,737,000	3,450,165
2/15/29 (b)(e)	12,600,000	2,388,834
2/15/43 (b)(e)	196,950,000	26,808,834
2/15/45 (b)(e)	618,495,685	81,177,559

	Principal
Corporate Bonds - Cont'd	Amount	Value
United Parcel Services, Inc., 0.07%, 3/27/50 (r)	$2,030,000	$1,831,774
UnitedHealth Group, Inc., 1.407%, 6/21/10 (r)	32,550,000	31,430,247
Valero Energy Corp., 9.375%, 3/15/19	850,000	877,515
Verizon Communications, Inc., 6.35%, 4/1/19	36,200,000	35,723,617
Verizon North, Inc., 5.634%, 1/1/21 (e)	4,785,000	4,501,532
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate thereafter
to 3/29/49 (r)	74,058,000	26,660,880
Wells Fargo Bank:
6.584%, 9/1/27 (e)	6,080,000	6,776,342
6.734%, 9/1/47 (e)	37,970,000	43,860,666
Weyerhaeuser Co., 2.223%, 9/24/09 (r)	36,390,000	35,410,873
Whitney National Bank, 5.875%, 4/1/17 (b)	3,000,000	2,160,000
Woodside Finance Ltd., 8.75%, 3/1/19 (e)	9,800,000	9,874,502
Xerox Corp., 2.059%, 12/18/09 (r)	3,250,000	3,153,597
Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (e)	350,000	224,904
Xstrata Finance Dubai Ltd., 1.581%, 11/13/09 (e)(r)	18,275,000	17,390,863

Total Corporate Bonds (Cost $3,305,241,423)		2,417,758,864

Taxable Municipal Obligations - 8.6%
Alameda California Corridor Transportation Authority
Revenue Bonds, Zero Coupon:
10/1/09	5,155,000	5,030,404
10/1/10	16,230,000	15,003,012
Anaheim California Redevelopment Agency Tax Allocation Bonds:
5.759%, 2/1/18	1,795,000	1,742,783
6.506%, 2/1/31	3,875,000	3,450,261
Azusa California Redevelopment Agency Tax Allocation Bonds,
5.765%, 8/1/17	3,760,000	3,688,109
Baltimore Maryland General Revenue Bonds:
5.05%, 7/1/14	1,520,000	1,615,897
5.07%, 7/1/15	1,340,000	1,423,469
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Revenue Bonds, 5.10%, 10/1/15	1,290,000	1,297,585
Brownsville Texas Utility System Revenue Bonds, 5.084%, 9/1/16	2,000,000	1,902,660
Burlingame California PO Revenue Bonds, 5.285%, 6/1/12	1,775,000	1,797,596
California Statewide Communities Development Authority
Revenue Bonds:
5.44%, 8/1/10	1,560,000	1,583,681
5.61%, 8/1/14	2,270,000	2,445,539
Zero Coupon, 6/1/15	3,425,000	2,298,826
Zero Coupon, 6/1/15	1,205,000	808,784
Zero Coupon, 6/1/16	2,620,000	1,609,466
Zero Coupon, 6/1/17	1,835,000	1,030,628
Zero Coupon, 6/1/17	2,710,000	1,522,071
Zero Coupon, 6/1/18	2,810,000	1,450,578
Zero Coupon, 6/1/19	1,975,000	939,330
College Park Georgia Revenue Bonds:
5.631%, 1/1/11	4,965,000	4,994,145
5.658%, 1/1/12	2,500,000	2,487,725
5.688%, 1/1/13	5,540,000	5,438,563

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Detroit Michigan GO Bonds, 5.15%, 4/1/25	$14,605,000	$7,553,560
Eugene Oregon Electric Utilities Revenue Bonds, Zero Coupon,
8/1/25	1,500,000	458,490
Fairfield California PO Revenue Bonds, 5.34%, 6/1/25	1,960,000	1,624,624
Florida State First Governmental Financing Commission
Revenue Bonds:
5.05%, 7/1/14	285,000	291,435
5.10%, 7/1/15	300,000	299,658
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	1,250,000	1,137,462
Georgetown University Washington DC Revenue Bonds, 7.22%,
4/1/19	16,290,000	17,606,884
Grant County Washington Public Utility District No. 2
Revenue Bonds:
4.76%, 1/1/13	400,000	406,840
5.29%, 1/1/20	2,415,000	2,234,455
5.48%, 1/1/21	990,000	920,918
Indiana State Bond Bank Revenue Bonds:
5.72%, 1/15/15	2,430,000	2,646,270
5.82%, 7/15/17	3,925,000	4,183,854
6.01%, 7/15/21	13,515,000	13,560,951
Inglewood California Pension Funding Revenue Bonds:
4.79%, 9/1/11	235,000	232,777
4.82%, 9/1/12	250,000	243,947
4.90%, 9/1/13	260,000	250,396
4.94%, 9/1/14	275,000	260,095
4.95%, 9/1/15	285,000	263,092
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	4,485,000	4,110,189
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	2,000,000	1,977,220
La Mesa California COPs, 6.32%, 8/1/26	1,305,000	1,255,358
La Verne California PO Revenue Bonds, 5.62%, 6/1/16	1,000,000	972,880
Lancaster Pennsylvania Parking Authority Revenue Bonds, 5.95%,
12/1/25	2,450,000	2,190,128
Long Beach California Bond Finance Authority Revenue Bonds:
5.34%, 8/1/35	5,000,000	3,135,150
5.44%, 8/1/40	5,000,000	3,098,300
Metropolitan Washington DC Airport Authority System Revenue
Bonds:
5.59%, 10/1/25	2,785,000	2,729,216
5.69%, 10/1/30	2,835,000	2,658,153
Michigan State Municipal Bond Authority Revenue Bonds,
5.252%, 6/1/15	6,000,000	5,776,620
Mississippi State Development Bank SO Revenue Bonds, 5.20%,
7/1/09	8,835,000	8,893,929
Mississippi State Home Corp. MFH Revenue VRDN, 0.68%,
8/15/40 (r)	5,360,000	5,360,000
Moreno Valley California Public Financing Authority Revenue Bonds,
5.549%, 5/1/27	4,385,000	3,519,445
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.87%, 6/1/27	1,210,000	990,070
New York City IDA Revenue Bonds, 6.027%, 1/1/46	12,000,000	10,460,760

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Northwest Washington Electric Energy Revenue Bonds, 4.06%,
7/1/09	$1,150,000	$1,156,992
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,925,000	1,883,401
5.653%, 9/1/21	19,635,000	18,534,655
Oceanside California PO Revenue Bonds:
4.95%, 8/15/16	2,215,000	1,949,643
5.14%, 8/15/18	2,760,000	2,404,346
5.20%, 8/15/19	3,070,000	2,646,616
5.25%, 8/15/20	3,395,000	2,905,441
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/19	3,375,000	1,338,120
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	7,990,000	7,575,878
Pittsburgh Pennsylvania GO Bonds, 5.54%, 9/1/09	19,670,000	19,672,164
Pomona California Public Financing Authority Revenue Bonds,
5.718%, 2/1/27	6,015,000	5,252,298
Rio Rancho New Mexico Event Center Revenue Bonds, 5.00%,
6/1/20	3,260,000	2,997,179
Riverside California Public Financing Authority Tax Allocation
Bonds:
5.19%, 8/1/17	1,885,000	1,705,736
5.24%, 8/1/17	2,920,000	2,347,622
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds:
5.11%, 12/1/13	1,235,000	1,118,626
5.54%, 12/1/20	21,940,000	17,299,909
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	5,430,000	5,082,317
San Diego California Redevelopment Agency Tax Allocation
Bonds, 6.00%, 9/1/21	2,515,000	2,320,188
San Jose California Redevelopment Agency Tax Allocation Bonds:
4.54%, 8/1/12	3,105,000	3,033,927
5.10%, 8/1/20	3,960,000	3,406,273
5.46%, 8/1/35	5,300,000	4,040,667
Santa Cruz County California Redevelopment Agency Tax Allocation
Revenue Bonds, 5.60%, 9/1/25	1,815,000	1,562,860
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	1,265,000	937,744
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	6,695,000	7,077,686
Thousand Oaks California Redevelopment Agency Tax
Allocation Bonds:
5.00%, 12/1/12	675,000	660,838
5.00%, 12/1/13	710,000	685,327
5.00%, 12/1/14	745,000	704,636
5.125%, 12/1/15	785,000	726,478
5.125%, 12/1/16	830,000	747,639
5.25%, 12/1/21	5,070,000	4,355,130
5.375%, 12/1/21	4,880,000	4,242,770
University of Central Florida COPs, 5.125%, 10/1/20	3,750,000	2,932,387
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	11,735,000	9,054,257
5.442%, 7/1/50	3,990,000	3,101,786

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Virginia State Housing Development Authority Revenue Bonds:
5.35%, 7/1/14	$2,025,000	$2,098,791
6.32%, 8/1/19	5,000,000	5,094,250
West Contra Costa California Unified School District COPs:
5.03%, 1/1/20	3,190,000	2,748,600
5.15%, 1/1/24	3,630,000	2,876,122
Wilkes-Barre Pennsylvania GO Bonds, 5.28%, 11/15/19	2,025,000	1,787,650

Total Taxable Municipal Obligations (Cost $368,845,095)		334,931,187

U.S. Government Agencies
and Instrumentalities - 11.7%
Central American Bank For Economic Integration AID Bonds,
Guaranteed by the United States Agency of International
Development, 6.79%, 10/1/10	1,796,423	1,881,825
Federal Home Loan Bank Discount Notes, 4/1/09	449,800,000	449,800,000
Overseas Private Investment Corp., 4.05%, 11/15/14	1,801,600	1,877,736

Total U.S. Government Agencies And Instrumentalities
(Cost $453,425,758)		453,559,561

U.S. Government Agency
Mortgage-Backed Securities - 0.0%
Ginnie Mae, 11.00%, 10/15/15	487	518
Government National Mortgage Association, 5.50%, 1/16/32	12,089,994	1,553,928

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $1,594,241)		1,554,446

U.S. Treasury - 3.5%
United States Treasury Bonds:
5.375%, 2/15/31	125,000	157,774
4.50%, 2/15/36	650,000	749,633
4.375%, 2/15/38	1,460,000	1,659,838
4.50%, 5/15/38	22,240,000	25,999,949
3.50%, 2/15/39	12,870,000	12,741,299
United States Treasury Notes:
1.875%, 2/28/14	9,525,000	9,632,156
2.75%, 2/15/19	85,950,000	86,460,327

Total U.S. Treasury (Cost $136,213,682)		137,400,976

Certificates of Deposit - 1.1%
Deutsche Bank, 1.909%, 6/18/10 (r)	44,850,000	44,116,119

Total Certificates Of Deposit (Cost $44,850,000)		44,116,119

Equity Securities - 0.6%	Shares	Value
Avado Brands, Inc. (b)*	4,803	$48
Conseco, Inc.*	1,204,755	1,108,375
Double Eagle Petroleum Co. Preferred	105,000	1,638,000
First Republic Preferred Capital Corp. Preferred (e)	6,050	2,438,150
Ford Motor Co.*	473,761	1,245,991
Intermet Corp. (b)*	4,772	48
ION Media Networks, Inc., Series B, Preferred (b)*	2	1
MFH Financial Trust I, Preferred (b)(e)	400,000	11,215,600
Woodbourne Capital:
Trust I, Preferred (b)(e)	6,450,000	1,741,500
Trust II, Preferred (b)(e)	6,450,000	1,741,500
Trust III, Preferred (b)(e)	6,450,000	1,741,500
Trust IV, Preferred (b)(e)	6,450,000	1,741,500

Total Equity Securities (Cost $100,339,066)		24,612,213

TOTAL INVESTMENTS (Cost $4,817,899,817) - 96.5%		3,747,800,682
Other assets and liabilities, net - 3.5%		134,500,999
Net Assets - 100%		$3,882,301,681

Futures Purchased:	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)

10 Year U.S. Treasury Notes	334	6/09	$41,442,094	$127,780
30 Year U.S. Treasury Bonds	97	6/09	12,581,203	231,136
Total Purchased				$358,916
Sold:
2 Year U.S. Treasury Notes	13,791	6/09	$3,004,929,623	($9,421,834)
5 Year U.S. Treasury Notes	1,605	6/09	190,618,828	(2,391,138)
Total Sold				($11,812,972)

(b) This security was valued by the Board of Trustees. See note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Idearc, Inc. filed for Chapter 11 bankruptcy on March 31, 2009. This security is no longer accruing interest and subsequent to period end, $5,533 of interest was written off.

(g) Security is in default and is no longer accruing interest.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(v) This security defaulted on principal and interest payments during the period.

(w) This security defaulted on interest payments during the period.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Bank HF and Kaupthing Bank HF (the Banks) on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

(z) Effective April 2008, this security is no longer accruing interest.

* Non-income producing security.

Abbreviations:

COPs: Certificates of Participation
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
SO: Special Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Assets and Liabilities
March 31, 2009
Assets
Investments in securities, at value (Cost $4,817,899,817) -
see accompanying schedule	$3,747,800,682
Receivable for securities sold	130,886,456
Receivable for shares sold	3,993,211
Interest and dividends receivable	39,903,927
Collateral at Broker (cash)	19,252,135
Other assets	129,844
Total assets	3,941,966,255

Liabilities
Payable for securities purchased	17,878,869
Payable for shares redeemed	32,311,934
Payable for futures variation margin	3,533,317
Payable to Bank	724,499
Payable for line of credit	625,846
Payable to Calvert Asset Management Company, Inc.	2,145,357
Payable to Calvert Administrative Services Company	908,525
Payable to Calvert Shareholder Services, Inc.	64,044
Payable to Calvert Distributors, Inc.	1,042,175
Accrued expenses and other liabilities	430,008
Total liabilities	59,664,574
Net Assets	$3,882,301,681

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 230,828,259 shares outstanding	$4,116,783,728
Class B: 4,717,361 shares outstanding	90,618,040
Class C: 27,049,375 shares outstanding	469,067,109
Class I: 22,912,632 shares outstanding	391,910,581
Class R: 591,805 shares outstanding	9,186,940
Class Y: 1,075,023 shares outstanding	16,333,047
Undistributed net investment income (loss)	(856,413)
Accumulated net realized gain (loss) on investments	(129,188,160)
Net unrealized appreciation (depreciation) on investments	(1,081,553,191)
Net Assets	$3,882,301,681

Net Asset Value Per Share
Class A (based on net assets of $3,120,547,762)	$13.52
Class B (based on net assets of $63,494,987)	$13.46
Class C (based on net assets of $365,504,612)	$13.51
Class I (based on net assets of $310,054,309)	$13.53
Class R (based on net assets of $8,045,313)	$13.59
Class Y (based on net assets of $14,654,698)	$13.63

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2009
Net Investment Income
Investment Income:
Interest income	$134,477,692
Dividend income	2,867,969
Total investment income	137,345,661

Expenses:
Investment advisory fee	8,432,808
Administrative fees	5,869,145
Transfer agency fees and expenses	5,059,795
Distribution Plan expenses:
Class A	4,421,245
Class B	372,134
Class C	2,000,982
Class R	16,976
Trustees' fees and expenses	103,493
Custodian fees	281,717
Registration	102,410
Report to shareholders	611,274
Professional fees	114,473
Accounting fees	224,385
Miscellaneous	129,188
Total expenses	27,740,025
Reimbursement from Advisor:
Class R	(3,470)
Fees paid indirectly	(226,752)
Net expenses	27,509,803

Net Investment Income	109,835,858

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(39,230,137)
Futures	(75,387,936)
(114,618,073)
Change in unrealized appreciation (depreciation) on:
Investments	(423,928,249)
Futures	(14,060,938)
(437,989,187)

Net Realized and Unrealized Gain
(Loss)	(552,607,260)

Increase (Decrease) in Net Assets
Resulting From Operations	($442,771,402)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$109,835,858	$293,615,553
Net realized gain (loss)	(114,618,073)	14,597,581
Change in unrealized appreciation (depreciation)	(437,989,187)	(478,174,188)

Increase (Decrease) in Net Assets
Resulting From Operations	(442,771,402)	(169,961,054)

Distributions to shareholders from
Net investment income:
Class A Shares	(88,524,980)	(245,212,080)
Class B Shares	(1,543,878)	(6,076,118)
Class C Shares	(8,687,318)	(21,502,725)
Class I Shares	(9,640,449)	(19,910,009)
Class R Shares	(165,075)	(161,326)
Class Y Shares	(319,510)	(31,919)
Net realized gain:
Class A Shares	(11,877,864)	(87,053,456)
Class B Shares	(251,892)	(3,137,805)
Class C Shares	(1,338,593)	(8,738,853)
Class I Shares	(1,013,457)	(5,705,708)
Class R Shares	(20,892)	(31,543)
Class Y Shares	(34,185)	--
Total distributions	(123,418,093)	(397,561,542)

Capital share transactions:
Shares sold:
Class A Shares	336,348,085	1,553,740,829
Class B Shares	2,888,306	11,937,037
Class C Shares	23,088,638	120,043,202
Class I Shares	43,713,569	134,754,516
Class R Shares	4,098,720	5,964,863
Class Y Shares	5,748,284	10,924,458
Shares issued from merger (See Note A):
Class I Shares	58,005,471	--
Class Y Shares	440,457	--
Reinvestment of distributions:
Class A Shares	83,266,272	256,973,806
Class B Shares	1,320,570	6,825,274
Class C Shares	5,268,006	15,774,933
Class I Shares	8,810,988	22,061,810
Class R Shares	109,454	60,134
Class Y Shares	352,014	31,841
Redemption fees:
Class A Shares	90,525	123,007
Class B Shares	1,347	440
Class C Shares	4,848	4,545
Class I Shares	75	866
Class R Shares	2	215
Class Y Shares	1,840	--

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets - Cont'd	2009	2008
Shares redeemed:
Class A Shares	($1,297,016,020)	($1,903,261,804)
Class B Shares	(25,589,946)	(118,322,242)
Class C Shares	(89,757,128)	(113,277,680)
Class I Shares	(117,146,904)	(78,859,892)
Class R Shares	(1,638,995)	(710,403)
Class Y Shares	(1,183,538)	(44,937)
Total capital share transactions	(958,775,060)	(75,255,182)

Total Increase (Decrease) in Net Assets	(1,524,964,555)	(642,777,778)

Net Assets
Beginning of period	5,407,266,236	6,050,044,014
End of period (including distributions in excess of net investment
income of $856,413 and $1,811,061, respectively)	$3,882,301,681	$5,407,266,236

Capital Share Activity
Shares sold:
Class A Shares	24,354,585	95,111,265
Class B Shares	210,182	733,617
Class C Shares	1,678,616	7,343,554
Class I Shares	3,157,001	8,211,338
Class R Shares	297,005	367,375
Class Y Shares	417,116	686,320
Shares issued from merger (See Note A):
Class I Shares	4,268,269	--
Class Y Shares	32,224	--
Reinvestment of distributions:
Class A Shares	6,102,370	15,790,546
Class B Shares	97,181	418,540
Class C Shares	386,395	969,382
Class I Shares	645,957	1,356,936
Class R Shares	8,002	3,756
Class Y Shares	25,656	2,045
Shares redeemed:
Class A Shares	(93,466,551)	(117,662,459)
Class B Shares	(1,863,452)	(7,280,790)
Class C Shares	(6,513,766)	(7,009,618)
Class I Shares	(8,526,615)	(4,888,542)
Class R Shares	(118,311)	(43,857)
Class Y Shares	(85,454)	(2,884)
Total capital share activity	(68,893,590)	(5,893,476)

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Income Fund (the Fund), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers six classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Effective February 29, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

On December 12, 2008, the net assets of the Summit Bond Fund, a series of Summit Mutual Funds, Inc. Apex Series, merged into the Calvert Income Fund. The merger was accomplished by a tax-free exchange of 4,268,269 Class I shares and 32,224 Class Y shares of the Calvert Income Fund (valued at $58,005,471 and $440,457, respectively) for 1,518,476 Class I shares and 11,486 Class A shares of the Summit Bond Fund outstanding at December 12, 2008. The Summit Bond Fund's net assets as of December 12, 2008, including $8,114,963 of unrealized depreciation, were combined with those of the Calvert Income Fund.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2009, securities valued at $395,620,363 or 10.2% of net assets were fair valued in good faith under the direction of the Board of Trustees.

Effective October 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009:

	Investments	Other
Valuation Inputs	in Securities	Financial Instruments*
Level 1 - Quoted Prices	$143,831,492	($11,454,056)
Level 2 - Other Significant Observable Inputs	3,208,348,827	--
Level 3 - Significant Unobservable Inputs	395,620,363	--
Total	$3,747,800,682	($11,454,056)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of 9/30/08	$398,885,360
Accrued discounts/ premiums	3,680,237
Realized gain (loss)	(64,729,444)
Change in unrealized appreciation (depreciation)	(32,657,372)
Net purchases (sales)	24,395,198
Transfers in and/ or out of Level 3	66,046,384
Balance as of 3/31/09	$395,620,363

For the period ended March 31, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($163,068,618). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 21.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I and Class R shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the Advisor) is wholly-owned by Calvert Group, Ltd. (Calvert), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, .375% on the next $5.5 billion, .35% on the next $2.5 billion and .325% over $10 billion.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010 for Class R and Y. The contractual expense caps are 1.47% and 0.95%, respectively. The Advisor has also contractually agreed to limit net annual fund operating expenses through December 12, 2010 for Class I and Y. The contractual expense caps are 0.84% and 1.09%, respectively. The Class Y shares' cap of 1.09% is for the period beginning February 1, 2010 through December 12, 2010. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C, R and Y shares pay an annual rate of .30% on the first $3 billion, 0.25% on the next $2 billion, and 0.225% over $5 billion of the combined assets of the classes. Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B, C and R shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00%, 1.00% and .75% annually of the Fund's average daily net assets of Class A, B, C and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00% and .50% of the Fund's average daily net assets of Class A, B, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses.

The Distributor received $68,910 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2009.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $395,384 for the six months ended March 31, 2009. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,234,999,719 and $1,806,965,983, respectively. U.S. government security purchases and sales were $18,488,356,520 and $18,801,803,616, respectively.

The cost of investments owned at March 31, 2009 for federal income tax purposes was $4,833,423,704. Net unrealized depreciation aggregated $1,085,623,022, of which $18,417,139 related to appreciated securities and $1,104,040,161 related to depreciated securities.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2009, such purchase and sales transactions were $38,420,000 and $82,705,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with certain Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had an outstanding loan balance of $625,846 at an interest rate of .70% at March 31, 2009. For the six months ended March 31, 2009, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$943,861.75%		$31,227,795	March 2009

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009	2008 (z)	2007 (z)
Net asset value, beginning	$15.19	$16.72	$16.72

Income from investment operations
Net investment income	.35	.79	.77
Net realized and unrealized gain (loss)	(1.62)	(1.25)	.01
Total from investment operations	(1.27)	(.46)	.78
Distributions from
Net investment income	(.35)	(.79)	(.78)

Net realized gain	(.05)	(.28)	--

Total distributions	(.40)	(1.07)	(.78)

Total increase (decrease) in net asset value	(1.67)	(1.53)	--
Net asset value, ending	$13.52	$15.19	$16.72

Total return*	(8.37%)	(3.01%)	4.74%

Ratios to average net assets: A
Net investment income	5.05% (a)	4.86%	4.60%

Total expenses	1.24% (a)	1.16%	1.19%

Expenses before offsets	1.24% (a)	1.16%	1.19%

Net expenses	1.23% (a)	1.16%	1.18%
Portfolio turnover	521%	982%	877%

Net assets, ending (in thousands)	$3,120,548	$4,462,549	$5,024,998

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2006	2005	2004
Net asset value, beginning	$17.03	$17.37	$17.53
Income from investment operations
Net investment income	.75	.57	.53

Net realized and unrealized gain (loss)	(.09)	.09	.65
Total from investment operations	.66	.66	1.18
Distributions from
Net investment income	(.75)	(.57)	(.54)
Net realized gain	(.22)	(.43)	(.80)
Total distributions	(.97)	(1.00)	(1.34)
Total increase (decrease) in net asset value	(.31)	(.34)	(.16)
Net asset value, ending	$16.72	$17.03	$17.37

Total return*	4.02%	3.95%	7.03%
Ratios to average net assets: A
Net investment income	4.54%	3.36%	3.08%
Total expenses	1.20%	1.20%	1.21%
Expenses before offsets	1.20%	1.20%	1.21%
Net expenses	1.20%	1.19%	1.20%
Portfolio turnover	578%	742%	824%
Net assets, ending (in thousands)	$3,860,160	$2,976,466	$2,309,621

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2009	2008 (z)	2007 (z)
Net asset value, beginning	$15.12	$16.68	$16.69

Income from investment operations
Net investment income	.29	.67	.64

Net realized and unrealized gain (loss)	(1.61)	(1.28)	.01

Total from investment operations	(1.32)	(.61)	.65

Distributions from
Net investment income	(.29)	(.67)	(.66)

Net realized gain	(.05)	(.28)	--

Total distributions	(.34)	(.95)	(.66)

Total increase (decrease) in net asset value	(1.66)	(1.56)	(.01)

Net asset value, ending	$13.46	$15.12	$16.68

Total return*	(8.74%)	(3.89%)	3.94%

Ratios to average net assets: A
Net investment income	4.19% (a)	4.07%	3.82%

Total expenses	2.14% (a)	2.00%	1.96%

Expenses before offsets	2.14% (a)	2.00%	1.96%
Net expenses	2.13% (a)	2.00%	1.95%

Portfolio turnover	521%	982%	877%

Net assets, ending (in thousands)	$63,495	$94,880	$206,805

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2006	2005	2004
Net asset value, beginning	$17.01	$17.35	$17.52

Income from investment operations
Net investment income	.63	.45	.41
Net realized and unrealized gain (loss)	(.10)	.09	.64
Total from investment operations	.53	.54	1.05
Distributions from
Net investment income	(.63)	(.45)	(.42)
Net realized gain	(.22)	(.43)	(.80)
Total distributions	(.85)	(.88)	(1.22)
Total increase (decrease) in net asset value	(.32)	(.34)	(.17)
Net asset value, ending	$16.69	$17.01	$17.35

Total return*	3.25%	3.22%	6.20%
Ratios to average net assets: A
Net investment income	3.74%	2.60%	2.37%
Total expenses	1.95%	1.94%	1.95%
Expenses before offsets	1.95%	1.94%	1.95%
Net expenses	1.94%	1.93%	1.93%
Portfolio turnover	578%	742%	824%
Net assets, ending (in thousands)	$285,301	$346,829	$373,648

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009	2008 (z)	2007 (z)
Net asset value, beginning	$15.18	$16.71	$16.70

Income from investment operations
Net investment income	.30	.68	.65

Net realized and unrealized gain (loss)	(1.62)	(1.25)	.02

Total from investment operations	(1.32)	(.57)	.67

Distributions from
Net investment income	(.30)	(.68)	(.66)

Net realized gain	(.05)	(.28)	--

Total distributions	(.35)	(.96)	(.66)

Total increase (decrease) in net asset value	(1.67)	(1.53)	.01

Net asset value, ending	$13.51	$15.18	$16.71

Total return*	(8.71%)	(3.69%)	4.09%

Ratios to average net assets: A
Net investment income	4.39% (a)	4.16%	3.93%

Total expenses	1.94% (a)	1.85%	1.87%

Expenses before offsets	1.94% (a)	1.85%	1.87%

Net expenses	1.93% (a)	1.85%	1.86%

Portfolio turnover	521%	982%	877%

Net assets, ending (in thousands)	$365,505	$478,073	$504,417

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2006	2005	2004
Net asset value, beginning	$17.02	$17.35	$17.52

Income from investment operations
Net investment income	.63	.45	.41
Net realized and unrealized gain (loss)	(.10)	.10	.64
Total from investment operations	.53	.55	1.05
Distributions from
Net investment income	(.63)	(.45)	(.42)
Net realized gain	(.22)	(.43)	(.80)
Total distributions	(.85)	(.88)	(1.22)
Total increase (decrease) in net asset value	(.32)	(.33)	(.17)
Net asset value, ending	$16.70	$17.02	$17.35

Total return*	3.24%	3.29%	6.23%
Ratios to average net assets: A
Net investment income	3.86%	2.66%	2.39%
Total expenses	1.90%	1.91%	1.92%
Expenses before offsets	1.90%	1.91%	1.92%
Net expenses	1.89%	1.90%	1.91%
Portfolio turnover	578%	742%	824%
Net assets, ending (in thousands)	$390,620	$285,889	$231,952

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2009	2008 (z)	2007 (z)
Net asset value, beginning	$15.20	$16.72	$16.70

Income from investment operations
Net investment income	.40	.89	.87

Net realized and unrealized gain	(1.63)	(1.24)	.01

Total from investment operations	(1.23)	(.35)	.88

Distributions from
Net investment income	(.39)	(.89)	(.86)

Net realized gain	(.05)	(.28)	--

Total distributions	(.44)	(1.17)	(.86)

Total increase (decrease) in net asset value	(1.67)	(1.52)	.02

Net asset value, ending	$13.53	$15.20	$16.72

Total return*	(8.08%)	(2.36%)	5.40%

Ratios to average net assets: A
Net investment income	5.80% (a)	5.47%	5.24%

Total expenses	.56% (a)	.53%	.55%

Expenses before offsets	.56% (a)	.53%	.55%

Net expenses	.55% (a)	.53%	.54%

Portfolio turnover	521%	982%	877%

Net assets, ending (in thousands)	$310,054	$355,103	$312,520

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2006	2005	2004
Net asset value, beginning	$17.02	$17.36	$17.53
Income from investment operations
Net investment income	.85	.69	.64
Net realized and unrealized gain (loss)	(.10)	.09	.64
Total from investment operations	.75	.78	1.28
Distributions from
Net investment income	(.85)	(.69)	(.65)
Net realized gain	(.22)	(.43)	(.80)
Total distributions	(1.07)	(1.12)	(1.45)
Total increase (decrease) in net asset value	(.32)	(.34)	(.17)
Net asset value, ending	$16.70	$17.02	$17.36

Total return*	4.65%	4.66%	7.65%
Ratios to average net assets: A
Net investment income	5.18%	3.98%	3.74%
Total expenses	.56%	.55%	.56%
Expenses before offsets	.56%	.55%	.56%
Net expenses	.55%	.55%	.56%
Portfolio turnover	578%	742%	824%
Net assets, ending (in thousands)	$76,362	$62,013	$67,736

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class R Shares	2009	2008 (z)	2007 #(z)
Net asset value, beginning	$15.25	$16.75	$16.78
Income from investment operations
Net investment income	.33	.71	.51
Net realized and unrealized gain	(1.62)	(1.23)	.09
Total from investment operations	(1.29)	(.52)	.60
Distributions from
Net investment income	(.32)	(.70)	(.63)
Net realized gain	(.05)	(.28)	--
Total distributions	(.37)	(.98)	(.63)
Total increase (decrease) in net asset value	(1.66)	(1.50)	(.03)
Net asset value, ending	$13.59	$15.25	$16.75

Total return*	(8.48%)	(3.33%)	3.66%
Ratios to average net assets: A
Net investment income	4.90% (a)	4.44%	4.41% (a)
Total expenses	1.58% (a)	1.78%	10.44% (a)
Expenses before offsets	1.48% (a)	1.47%	1.48% (a)
Net expenses	1.47% (a)	1.47%	1.47% (a)
Portfolio turnover	521%	982%	814%
Net assets, ending (in thousands)	$8,045	$6,179	$1,304

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class Y Shares	2009	2008 ## (z)
Net asset value, beginning	$15.29	$16.38
Income from investment operations
Net investment income	.37	.31
Net realized and unrealized gain	(1.62)	(1.02)
Total from investment operations	(1.25)	(.71)
Distributions from
Net investment income	(.36)	(.38)
Net realized gain	(.05)	--
Total distributions	(.41)	(.38)
Total increase (decrease) in net asset value	1.66	(1.09)
Net asset value, ending	$13.63	$15.29

Total return*	(8.19%)	(4.41%)
Ratios to average net assets: A
Net investment income	5.53% (a)	4.48% (a)
Total expenses	.90% (a)	2.34% (a)
Expenses before offsets	.90% (a)	.90% (a)
Net expenses	.89% (a)	.90% (a)
Portfolio turnover	521%	529%
Net assets, ending (in thousands)	$14,655	$10,481

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2006, inception.

## From February 29, 2008, inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 3, 2008, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year periods ended June 30, 2008, the Fund's performance was below the median of its peer group. The data also indicated that the Fund outperformed its Lipper index for the three- and five-year periods ended June 30, 2008 and underperformed its Lipper index for the one-year period ended June 30, 2008. The Board noted the Fund's strong performance over time. The Board also took into account management's discussion of the Fund's recent performance and the factors that contributed to such underperformance. Based upon its review, the Board concluded that the Fund's overall performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class I, Class R and Class Y shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board took into account that the Fund's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund's assets increased. The Board noted that the Fund was currently realizing economies of scale in its advisory fee. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) overall performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund
Short-Term Government Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert

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March 31, 2009

Semi-Annual Report

Calvert Short Duration
Income Fund

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Schedule of Investments
10

Statement of Assets and Liabilities
21

Statement of Operations
22

Statements of Changes in Net Assets
23

Notes to Financial Statements
25

Financial Highlights
31

Explanation of Financial Tables
35

Proxy Voting and Availability of Quarterly Portfolio Holdings
37

Basis for Board's Approval of Investment Advisory Contract
37

Dear Shareholder:

The six months ended March 31, 2009 was a period of extraordinary turmoil and challenge in the financial markets. The financial system moved from the brink of collapse at the end of 2008 to showing some signs of stabilization in 2009. In an unprecedented fashion, virtually all major asset classes plummeted during September and October 2008 following the failure of brokerage firm Lehman Brothers. It was an extremely difficult period for all investors, particularly those whose portfolios were not shielded by the traditionally more stable fixed-income asset class. While many bond funds posted losses, they were generally not as dramatic as the declines in equity portfolios.

Facing an uncertain business and credit environment, and a faltering global economy, investors fled to the perceived safety of Treasuries and money market funds despite their low yields. By year-end, the yields of corporate bonds stood at historically high levels compared to the yields of Treasuries with similar maturities. The Barclays Capital U.S. Credit Index ended the year with a yield spread over comparable Treasuries of 515 basis points (a basis point is 0.01 percentage points), compared to a 10-year monthly average of approximately 150 basis points. In early 2009, however, the credit markets started to thaw as investors snapped up new corporate bond issues. By March, investors' enthusiasm for corporate debt had moderated.

Against this volatile backdrop, Calvert's fixed-income funds were not immune to the credit market turmoil. However, intensive credit-quality research and relative-value analysis did help us moderate, to some extent, the declines in the fixed-income portfolios that we manage.

Relief for Markets Under Pressure

Fortunately, in our view, government intervention to shore up the financial system and reinvigorate the economy has begun to take hold. The Federal Reserve and Treasury are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Partnership, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe investor confidence will be restored and our financial systems will recover--slowly, and with new financial oversight, transparency, and regulations in place. As the markets grow more convinced that the global recovery has legs, we expect to see greater investor demand for assets offering higher yield and total return potential.

Confidence in Calvert Funds

As we move through the recession, with the potential for default rates still high, credit research and security selection will continue to be of paramount importance. In this challenging environment, Calvert will bring our 30 years of fixed-income experience to bear. Our taxable fixed-income portfolio management team, led by Senior Vice President Greg Habeeb, will continue to follow its time-tested strategy that seeks to optimize duration, yield curve positioning, sector allocation, and credit quality analysis in selecting securities for our portfolios. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given shift in interest rates.)

In December 2008, Calvert became investment advisor to Calvert High Yield Bond Fund and Calvert Short-Term Government Fund, which are portfolios formerly managed by Summit Investment Partners. In addition, on December 31, 2008, we launched Calvert Government Fund. We look forward to managing these Funds, which will give Calvert investors more ways to diversify their bond fund allocations.

Recently, Calvert Long-Term Income Fund (Class A shares) was among the winners of the 2009 Lipper award, marking its second consecutive year of winning the award. The award is given to the Fund with the highest score for consistent returns relative to its peers. Calvert Long-Term Income Fund was ranked first among 116 funds in the corporate debt BBB rated category as of December 31, 2008, based on its three-year risk-adjusted returns.1

Winning the Lipper award once again validates our investment team's active management strategy that relies on rigorous analysis and independent thinking--an approach we use across all our fixed-income funds.

Consult with Your Financial Advisor

If you're concerned about how to navigate the current market environment, talk with your financial advisor about whether your allocation to bonds is appropriate and well-diversified, given your goals, time horizon, and risk attitudes.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals. We are committed to continuing our efforts to identify opportunities that emerge in the fixed-income markets while we seek to meet our investors' long-term goals for stability and income. As always, we appreciate your business and hope to continue to serve you in the months and years to come.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2009

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns. The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return value within each eligible classification determines the fund classification winner over three, five, or 10 years. Lipper Fund Awards are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Source: Lipper, Inc.

Past performance is no guarantee of future results. Please keep in mind investment in mutual funds involves risk, including possible loss of principal invested.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the six months ended March 31, 2009, Calvert Short Duration Income Fund Class A shares (at NAV) returned 0.44% versus 3.13% for the benchmark Barclays Capital 1-5 Year U.S. Credit Index. A shorter duration than the Index hurt the Fund's relative performance as did exposures to several corporate bonds that were significantly marked down over the period. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest rate movements.)

Investment Climate

The period can be broken down into two distinct halves. From October through December, a widespread panic that major global financial firms would fall like dominoes in the aftermath of the Lehman Brothers collapse roiled the credit markets.

Portfolio Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/09	12 Months ended 3/31/09
Class A	0.44%	-0.05%
Class C	0.02%	-0.78%
Class I	0.58%	0.27%
Class Y**	0.46%	0.19%
Barclays Capital 1-5 Year U.S. Credit Index**	3.13%	-1.68%
Lipper Short Investment Grade Debt Funds Avg.	-2.32%	-4.99%

Maturity Schedule
	Weighted Average
	3/31/09	9/30/08
	4 years	4 years

SEC Yields
	30 days ended
	3/31/09	9/30/08
Class A	3.97%	3.78%
Class C	3.30%	3.07%
Class I	4.42%	4.23%
Class Y	4.28%	4.04%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 2.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-2.77%
Five year	2.80%
Since inception	4.95%
(1/31/02)
Class C Shares
One year	-1.78%
Five year	2.53%
Since inception	3.63%
(10/1/02)

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
Class I Shares*
One year	0.27%
Five year	3.74%
Since inception	5.42%
(2/26/02)
Class Y Shares**
One year	0.19%
Five year	3.41%
Since inception	5.39%
(1/31/02)

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

** The Calvert Short Duration Income Fund first offered Class Y shares beginning on February 29, 2008. Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

Past performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

The markets for long-term credit froze and short-term money markets seized up until a variety of government programs helped calm the market before year-end. The difference in yields between bonds of high and low credit quality soared to record highs as liquidity evaporated from the markets.

The impact of the then 18-month-old crisis in the credit markets on the overall U.S. economy worsened. In the fourth quarter of 2008, economic growth, as measured by gross domestic product (GDP), declined at a 6.3% annual pace1--the worst quarterly performance since 1982. Concerns spread about a protracted recession. In December, the Fed cut the federal funds rate, its target interest rate, to near zero percent and aggressively sought to push down mortgage rates by buying mortgage-backed securities.

In the first quarter of 2009, most sectors of the credit markets thawed at least a bit and the window for new issues of investment-grade corporate bonds opened wide. The government also undertook a number of new initiatives to get the credit taps flowing to consumers again. On the other hand, two major U.S. automakers moved toward bankruptcy and several "rescued" organizations needed more government capital. Still, a relaxation of accounting rules and concrete signs of global cooperation at the G20 meeting cheered equity and credit markets at quarter-end.

During the reporting period, the yield on the benchmark 10-year Treasury note fell more than one percentage point to 2.71%. The rush to safety caused Treasury bill yields to plunge to the lowest levels since World War II, with the three-month T-bill yield falling to 0.21%.2 Headline inflation slid to a 0.2% pace for February 2009 while core inflation was 1.8%.3 GDP was expected to shrink at a 4.6% pace during the first quarter of 2009.4

Portfolio Strategy

The Fund was managed throughout the period with a short duration relative to the passive benchmark, which hurt performance in a period when interest rates fell significantly. While the Fund maintained an underweight to corporate securities, which in general was a poor-performing sector, exposure to several particular corporate securities and industry sectors hurt returns.

In particular, the Portfolio's return was weighed down by an allocation of less than 1% to bonds issued by two banks that were nationalized by the Icelandic government in early October. The valuations fell to almost zero in the fourth quarter of 2008 before rebounding slightly in early 2009. Price markdowns on many corporate bonds, including Tier 1 Capital notes (which are issued by banks to meet regulatory capital requirements), also negatively impacted the Fund's returns.

On the other hand, active trading of U.S. Treasury securities helped offset some of the negative impact of the credit markdowns and short relative duration.

Outlook

We expect the credit markets to continue to recover but do not expect a return to the heady times of a few years ago. Since financial institutions must rebuild capital, they are not inclined to flood their balance sheets with new loans. Continued government intervention in the credit markets will remain a signature of this financial crisis.

Economic Sectors	% of total investments
Asset Backed Securities	11.7%
Basic Materials	2.5%
Communications	1.9%
Consumer, Cyclical	1.4%
Consumer, Non-cyclical	2.8%
Diversified	1.1%
Energy	4.8%
Financial	26.3%
Government	38.2%
Industrial	3.1%
Mortgage Securities	3.1%
Technology	0.4%
Utilities	2.7%
100%

Overall, we expect the economy will contract for 2009, with the worst quarters in the first half of 2009. We also believe the federal funds rate will remain near zero percent. The good news for investors is that we do not expect a protracted period of consumer price deflation as seen earlier this decade in Japan.

April 2009

1. GDP data source: Commerce Department.

2. All interest rate data source: Federal Reserve.

3. Source: Bureau of Labor Statistics consumer price indexes for February 2009.

4. Source: Wall Street Journal Economic Forecasting Survey, March 2009.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$1,003.70	$5.40
Hypothetical	$1,000.00	$1,019.55	$5.44
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,000.20	$9.28
Hypothetical	$1,000.00	$1,015.65	$9.36
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,005.80	$3.75
Hypothetical	$1,000.00	$1,021.19	$3.78
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$1,004.60	$4.33
Hypothetical	$1,000.00	$1,020.61	$4.36
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.86%, 0.75%, and 0.87% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Schedule of Investments
March 31, 2009
	Principal
Asset Backed Securities - 10.7%	Amount	Value
ACLC Business Loan Receivables Trust, 1.206%, 10/15/21 (e)(r)	$175,123	$167,677
AmeriCredit Automobile Receivables Trust:
4.87%, 12/6/10	911,773	905,663
5.20%, 3/6/11	163,075	160,771
3.43%, 7/6/11	833,201	809,892
5.56%, 9/6/11	475,451	468,366
5.21%, 10/6/11	3,071,014	2,917,064
0.598%, 5/6/12 (r)	1,486,814	1,362,705
4.63%, 6/6/12	3,592,977	3,397,303
1.168%, 7/6/12 (r)	1,925,106	1,806,229
5.02%, 11/6/12	6,000,000	5,318,415
Americredit Prime Automobile Receivable, 5.27%, 11/8/11	4,259,198	4,189,658
Banc of America Securities Auto Trust, 5.18%, 6/18/10	3,716,145	3,727,000
Capital Auto Receivables Asset Trust:
5.04%, 5/17/10	6,220,358	6,236,189
0.616%, 7/15/10 (r)	7,999,559	7,679,358
0.656%, 2/15/11 (r)	10,370,000	9,300,934
5.00%, 4/15/11	1,068,759	1,070,059
4.98%, 5/15/11	3,190,923	3,194,507
1.256%, 11/15/11 (r)	9,055,000	8,483,150
Capital One Auto Finance Trust, 0.596%, 10/15/12 (r)	4,070,070	3,715,366
Captec Franchise Trust, 8.155%, 6/15/13 (e)	1,250,000	1,033,054
Carmax Auto Owner Trust, 1.256%, 4/15/11 (r)	4,791,125	4,721,832
Countrywide Asset-Backed Certificates, 0.972%, 11/25/34 (r)	144,839	98,386
Daimler Chrysler Auto Trust:
4.20%, 7/8/10	2,040,732	2,038,222
5.01%, 1/8/11	10,700,000	10,719,337
4.98%, 2/8/11	4,409,968	4,424,828
4.42%, 10/8/11	3,498,000	3,457,372
4.98%, 11/8/11	5,950,000	5,879,213
1.213%, 2/8/12 (r)	500,000	477,865
DB Master Finance LLC, 5.779%, 6/20/31 (e)	4,000,000	2,911,080
First Investors Auto Owner Trust, 4.93%, 2/15/11 (e)	38,421	37,487
FMAC Loan Receivables Trust:
Zero Coupon, 11/15/18 (e)(r)	10,669,244	146,702
1.543%, 4/15/19 (e)(r)	15,851,751	505,275
Ford Credit Auto Owner Trust:
1.156%, 7/15/10 (r)	1,835,205	1,812,303
5.26%, 10/15/10	1,801,057	1,807,088
5.16%, 11/15/10	9,201,602	9,243,837
5.07%, 12/15/10	2,969,891	2,966,465
1.456%, 1/15/11 (r)	843,743	829,542
GE Dealer Floorplan Master Note Trust, 0.555%, 4/20/11 (r)	8,500,000	8,460,632
GS Auto Loan Trust:
5.39%, 12/15/11	10,117,327	10,274,013
4.56%, 11/15/13	1,786,985	1,786,378

	Principal
Asset Backed Securities - Cont'd	Amount	Value
Harley-Davidson Motorcycle Trust, 1.456%, 11/15/11 (r)	$1,262,231	$1,236,966
Household Automotive Trust:
5.61%, 8/17/11	1,998,060	1,987,763
5.28%, 9/17/11	2,030,437	2,022,353
4.35%, 6/18/12	2,236,345	2,162,162
4.94%, 11/19/12	2,162,000	2,123,543
Hyundai Auto Receivables Trust, 4.18%, 2/15/12	3,127,292	3,141,003
Triad Auto Receivables Owner Trust:
4.77%, 1/12/11	610,033	608,663
5.35%, 3/14/11	82,232	82,043
5.28%, 2/13/12	1,375,000	1,354,538
4.22%, 6/12/12 (b)	1,863,506	1,798,283
4.88%, 4/12/13	3,315,000	3,120,816
Wachovia Auto Loan Owner Trust, 5.10%, 7/20/11 (e)	194,124	194,410
Wachovia Auto Owner Trust, 5.38%, 3/20/13	3,335,000	3,155,639
WFS Financial Owner Trust:
4.57%, 11/19/12	213,496	212,527
4.39%, 5/17/13	242,582	242,043
Whole Auto Loan Trust, 3.26%, 3/15/11	176,047	160,197

Total Asset-Backed Securities (Cost $161,904,575)		162,144,166

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 1.7%
American Home Mortgage Assets, 4.387%, 5/25/46 (r)	6,613,284	148,799
Banc of America Mortgage Securities, Inc., 6.25%, 10/25/36	2,779,261	305,719
Bella Vista Mortgage Trust, 0.795%, 5/20/45 (r)	24,877	9,627
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	1,679,721	1,670,895
CS First Boston Mortgage Securities Corp., 5.049%, 12/25/33 (r)	2,938,310	2,277,399
Impac CMB Trust:
1.162%, 9/25/34 (r)	88,497	39,426
1.262%, 11/25/34 (r)	64,603	32,985
0.782%, 4/25/35 (r)	799,716	301,831
0.832%, 4/25/35 (r)	273,875	50,550
0.792%, 5/25/35 (r)	3,613,085	1,486,505
0.842%, 8/25/35 (r)	608,557	226,276
MASTR Adjustable Rate Mortgages Trust, 0.902%, 11/25/34 (r)	7,367	4,332
MASTR Alternative Loans Trust, 6.25%, 7/25/36	5,220,725	2,362,452
Residential Accredit Loans, Inc.:
0.223%, 5/25/19 (r)	69,222,283	414,517
6.00%, 12/25/35	4,721,307	3,265,884
Residential Asset Securitization Trust, 6.25%, 11/25/36	2,079,421	1,181,601
Structured Asset Securities Corp., 5.00%, 6/25/35	11,499,536	10,106,272
WaMu Mortgage Pass Through Certificates, 3.033%, 4/25/44 (r)	14,048	7,958
Washington Mutual Alternative Mortgage Pass-Through
Certificates, 1.085%, 7/25/46	146,211,932	731,060
Wells Fargo Mortgage Backed Securities Trust, 0.193%, 10/25/36	64,283,819	321,419

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $31,049,967)		24,945,507

	Principal
Commercial Mortgage-Backed Securities - 1.6%	Amount	Value
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	$3,000,000	$2,144,411
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%,
12/11/49	7,245,000	5,809,008
Cobalt CMBS Commercial Mortgage Trust, 5.74%, 8/15/12 (r)	4,000,000	3,264,102
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	4,000,000	3,760,522
5.245%, 11/15/36 (e)	2,000,000	1,811,171
5.362%, 11/15/36 (e)	1,000,000	929,740
Enterprise Mortgage Acceptance Co. LLC:
0.714%, 1/15/25 (e)(r)	29,787,842	558,522
6.958%, 1/15/27 (e)(r)	9,657,248	4,403,102
Global Signal Trust III, 5.361%, 2/15/36 (e)	1,175,000	1,135,642

Total Commercial Mortgage-Backed Securities (Cost $26,980,485)	23,816,220

Corporate Bonds - 43.6%
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	4,945,000	3,555,114
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	5,000,000	3,000,725
7.30%, 10/14/49 (b)(e)	1,000,000	835,310
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	385,345	-
15.34%, 12/1/10 (b)(r)(x)*	259,801	-
AMB Property LP, 5.45%, 12/1/10	3,000,000	2,368,602
American Express Centurion Bank, 0.637%, 7/13/10 (r)	1,840,000	1,692,257
American Express Credit Corp., 0.578%, 4/6/09 (r)	3,060,000	3,058,872
Anadarko Petroleum Corp., 7.625%, 3/15/14	20,000,000	19,857,301
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19 (e)	2,000,000	2,029,568
APL Ltd., 8.00%, 1/15/24	150,000	118,875
ArcelorMittal USA, Inc., 6.50%, 4/15/14	11,525,000	9,143,934
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	350,000	3,500
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	227,000	218,710
BAC Capital Trust XV, 2.061%, 6/1/56 (r)	37,705,000	9,355,108
BAE Systems Asset Trust, 6.664%, 9/15/13 (b)(e)	14,352,418	12,917,176
Bank of America Corp., 1.474%, 4/30/12 (r)	18,470,000	18,552,764
Bear Stearns Co's, Inc.:
1.554%, 9/9/09 (r)	4,000,000	3,978,774
1.341%, 2/23/10 (r)	3,425,000	3,384,400
Berkshire Hathaway Finance Corp., 4.00%, 4/15/12 (e)	15,000,000	15,020,056
BHP Billiton Finance USA Ltd., 5.50%, 4/1/14	2,000,000	2,015,063
BP Capital Markets plc, 2.316%, 3/17/11 (r)	4,900,000	4,882,336
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter
to 12/31/49 (e)(r)	2,000,000	630,000
CAM US Finance SA Sociedad Unipersonal, 1.32%, 2/1/10 (e)(r)	1,000,000	968,982
Capital One Financial Corp., 1.573%, 9/10/09 (r)	160,000	155,954
Cardinal Health, Inc., 1.705%, 10/2/09 (r)	1,000,000	984,802
Cargill, Inc.:
2.383%, 1/21/11 (e)(r)	10,000,000	9,974,990
5.60%, 9/15/12 (e)	3,000,000	2,963,161

	Principal
Corporate Bonds - Cont'd	Amount	Value
Caterpillar Financial Services Corp.:
1.448%, 10/9/09 (r)	$1,250,000	$1,233,868
1.691%, 2/8/10 (r)	4,950,000	4,853,934
1.736%, 8/6/10 (r)	6,000,000	5,779,523
6.20%, 9/30/13	10,000,000	9,928,409
Chase Capital VI, 1.795%, 8/1/28 (r)	1,500,000	611,443
Chesapeake Energy Corp., 6.25%, 1/15/18	2,000,000	1,565,000
Citigroup Funding, Inc.:
0.523%, 4/23/09 (r)	3,750,000	3,739,142
1.226%, 6/26/09 (r)	5,000,000	4,913,594
1.514%, 4/30/12 (r)	15,000,000	15,089,790
Citigroup, Inc.:
1.424%, 6/9/09 (r)	110,000	108,375
1.262%, 12/28/09 (r)	4,750,000	4,309,324
1.336%, 5/18/11 (r)	2,900,000	2,341,730
Columbia University, 6.83%, 12/15/20	387,097	447,101
Comcast Corp., 1.46%, 7/14/09 (r)	11,170,000	11,116,490
Compass Bancshares, Inc., 1.998%, 10/9/09 (e)(r)	3,000,000	2,991,980
Consolidated Edison Company of New York, Inc., 5.55%, 4/1/14	6,930,000	7,070,188
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/29/49 (b)(e)(r)	1,000,000	330,000
CVS Caremark Corp., 6.302% to 6/1/12, floating rate thereafter
to 6/1/37 (r)	2,000,000	1,200,000
Delhaize Group, 5.875%, 2/1/14	1,000,000	998,221
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	971,945
Discover Financial Services, 1.861%, 6/11/10 (r)	6,756,000	5,835,867
Dominion Resources, Inc.:
2.366%, 6/17/10 (r)	10,000,000	9,830,703
8.875%, 1/15/19	2,500,000	2,830,669
6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	4,000,000	2,289,540
Enterprise Products Operating:
LLC, 9.75%, 1/31/14	7,500,000	8,138,633
LP, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	1,500,000	937,500
Fifth Third Bank, 2.87%, 8/10/09	54,540	52,748
FMG Finance Pty Ltd.:
5.261%, 9/1/11 (e)(r)	10,600,000	9,010,000
10.00%, 9/1/13 (e)	10,444,000	8,877,400
Ford Motor Co., 7.125%, 11/15/25	2,300,000	667,000
General Electric Capital Corp., 1.584%, 6/8/12 (r)	4,830,000	4,845,128
General Motors Corp., 8.25%, 7/15/23 (b)	3,516,000	413,130
Giants Stadium LLC:
0.612%, 4/1/47 (b)(e)(r)	14,000,000	14,000,000
0.62%, 4/1/47 (b)(e)(r)	9,200,000	9,200,000
Glitnir Banki HF:
2.95%, 10/15/08 (b)(v)(y)	10,440,000	1,252,800
3.046%, 4/20/10 (b)(e)(r)(w)(y)	10,830,000	1,299,600
4.75%, 10/15/10 (b)(e)	1,000,000	120,000
3.226%, 1/21/11 (b)(e)(r)(w)(y)	1,000,000	120,000
Zero Coupon, 7/28/11 (b)(e)	180,000	21,600

	Principal
Corporate Bonds - Cont'd	Amount	Value
Goldman Sachs Group, Inc.:
1.318%, 11/16/09 (r)	$12,000,000	$11,694,419
1.491%, 11/9/11 (r)	12,470,000	12,508,582
1.516%, 3/15/12 (r)	4,620,000	4,630,377
1.832%, 9/29/14 (r)	1,500,000	1,092,143
Great River Energy, 5.829%, 7/1/17 (e)	9,603,673	9,911,086
Hewlett-Packard Co., 3.00%, 2/24/11 (r)	5,000,000	5,037,777
Home Depot, Inc., 1.445%, 12/16/09 (r)	17,035,000	16,696,588
HRPT Properties Trust, 1.92%, 3/16/11 (r)	9,911,000	7,468,165
Illinois Tool Works, Inc., 5.15%, 4/1/14 (e)	10,000,000	10,066,196
Independence Community Bank Corp.:
3.348%, 6/20/13 (r)	2,350,000	1,769,292
3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	4,500,000	3,268,935
Ingersoll-Rand Global Holding Co. Ltd.:
2.731%, 8/13/10 (r)	10,000,000	9,288,284
9.50%, 4/15/14	750,000	749,940
Irwin Land LLC, 4.51%, 12/15/15 (e)	1,265,000	1,170,226
John Deere Capital Corp.:
1.70%, 2/26/10 (r)	3,000,000	2,942,546
1.843%, 1/18/11 (r)	10,000,000	9,579,330
2.043%, 6/10/11 (r)	4,700,000	4,473,274
JPMorgan Chase & Co.:
7.00%, 11/15/09	5,000,000	5,102,001
1.623%, 1/22/10 (r)	10,000,000	9,886,297
1.362%, 4/1/11 (r)	9,115,000	9,106,341
1.55%, 6/15/12 (r)	4,370,000	4,381,895
JPMorgan Chase Capital XXIII, 2.238%, 5/15/47 (r)	2,500,000	972,949
Kaupthing Bank HF, 5.75%, 10/4/11 (b)(e)(y)	7,000,000	455,000
Koninklijke Philips Electronics NV, 2.463%, 3/11/11 (r)	5,000,000	4,781,842
Leucadia National Corp.:
7.00%, 8/15/13	4,490,000	3,423,625
8.125%, 9/15/15	1,000,000	788,337
7.125%, 3/15/17	1,000,000	666,165
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.217%, 12/1/12 (e)	3,385,000	3,324,849
5.733%, 12/1/17 (e)	2,000,000	1,863,000
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37 (e)(m)*	300,000	3,000
M&I Marshall & Ilsley Bank, 1.536%, 12/4/12 (r)	1,000,000	747,261
Marathon Oil Corp., 6.50%, 2/15/14	1,000,000	1,022,941
Medco Health Solutions, Inc., 6.125%, 3/15/13	3,000,000	2,971,666
Merrill Lynch & Co., Inc., 1.454%, 2/5/10 (r)	291,000	274,717
MetLife, Inc., 1.542%, 6/29/12 (r)	11,180,000	11,188,069
Morgan Stanley, 1.521%, 2/10/12 (r)	3,000,000	2,988,238
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	4,000,000	3,527,697
6.59%, 7/7/38	1,300,000	1,078,143
Noble Group Ltd.:
8.50%, 5/30/13 (e)	4,800,000	3,768,000
6.625%, 3/17/15 (e)	11,933,000	7,756,450
OPTI Canada, Inc.:
7.875%, 12/15/14	1,250,000	543,750
8.25%, 12/15/14	750,000	329,063

	Principal
Corporate Bonds - Cont'd	Amount	Value
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)	$1,400,000	$251,216
Pacific Pilot Funding Ltd., 1.893%, 10/20/16 (e)(r)	476,836	467,362
Pepco Holdings, Inc., 1.886%, 6/1/10 (r)	4,730,000	4,412,675
Pfizer, Inc., 3.249%, 3/15/11 (r)	12,000,000	12,243,120
Pioneer Natural Resources Co.:
5.875%, 7/15/16	3,000,000	2,232,532
6.65%, 3/15/17	2,000,000	1,548,224
PNC Funding Corp., 1.42%, 4/1/12 (r)	6,970,000	6,959,517
PPF Funding, Inc., 5.35%, 4/15/12 (e)	2,000,000	1,574,415
Preferred Term Securities IX Ltd., 2.216%, 4/3/33 (e)(r)	748,642	338,386
ProLogis, 1.496%, 8/24/09 (r)	9,215,000	8,629,027
Reed Elsevier Capital, Inc., 1.65%, 6/15/10 (r)	2,500,000	2,456,882
Rockies Express Pipeline LLC, 6.25%, 7/15/13 (e)	5,000,000	5,028,138
Roper Industries, Inc., 6.625%, 8/15/13	5,000,000	5,051,579
Rouse Co., 8.00%, 4/30/09	1,000,000	285,000
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating
rate thereafter to 3/31/49 (r)	9,000,000	2,025,000
SABMiller plc, 1.735%, 7/1/09 (e)(r)	175,000	173,299
Shell International Finance BV, 4.00%, 3/21/14	22,500,000	22,787,573
Skyway Concession Co. LLC, 1.512%, 6/30/17 (b)(e)(r)	2,500,000	2,022,825
SLM Corp., 1.299%, 7/27/09 (r)	4,915,000	4,730,802
Southern Union Co., 6.089%, 2/16/10	2,000,000	1,918,025
Sovereign Bank, 2.88%, 8/1/13 (b)(r)	8,825,000	6,697,840
State Street Bank and Trust Co., 1.499%, 9/15/11 (r)	10,000,000	10,021,198
Susquehanna Bancshares, Inc., 4.75% to 5/1/09, floating rate
thereafter to 5/1/14 (b)(r)	1,000,000	412,591
Thomson Reuters Corp., 5.95%, 7/15/13	4,930,000	4,829,788
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	658,859	6,589
Time Warner Cable, Inc., 7.50%, 4/1/14	5,000,000	5,114,580
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (b)(e)	135,806,295	17,824,576
Union Pacific Corp., 6.91%, 8/27/17	1,124,079	1,190,593
UnitedHealth Group, Inc., 1.407%, 6/21/10 (r)	8,000,000	7,724,792
Verizon Communications, Inc., 6.35%, 4/1/19	3,000,000	2,960,521
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	19,739,000	7,106,040
Wachovia Corp., 1.44%, 3/15/11 (r)	175,000	163,254
Wal-Mart Stores, Inc., 8.07%, 12/21/12	499,194	539,595
Wells Fargo & Co., 1.44%, 6/15/12 (r)	1,830,000	1,830,147
Weyerhaeuser Co., 2.223%, 9/24/09 (r)	6,500,000	6,325,108
Xerox Corp., 2.059%, 12/18/09 (r)	750,000	727,753
Xstrata Finance Dubai Ltd., 1.581%, 11/13/09 (e)(r)	15,880,000	15,111,732

Total Corporate Bonds (Cost $717,909,811)		658,029,459

Taxable Municipal Obligations - 8.2%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.09%, 3/1/10	105,000	107,238
Alameda California Corridor Transportation Authority Revenue
Bonds Zero Coupon:
10/1/09	6,000,000	5,854,980
10/1/11	11,000,000	9,543,050

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Allentown Pennsylvania GO Bonds:
3.41%, 10/1/09 (escrowed to maturity)	$1,895,000	$1,912,889
3.41%, 10/1/09	15,000	15,067
Bayonne New Jersey Municipal Utilities Authority Revenue Bonds,
3.70%, 4/1/10	365,000	355,452
Bethlehem Pennsylvania GO Bonds, 4.10%, 11/1/09	675,000	670,450
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Revenue Bonds, 5.10%, 10/1/15	615,000	618,616
Bridgeview Illinois GO Bonds, 4.62%, 12/1/11	490,000	495,018
Burlingame California PO Revenue Bonds, 5.255%, 6/1/11	1,000,000	1,016,350
Butler Pennsylvania Redevelopment Authority Tax Increment
Revenue Bonds, 5.25%, 12/1/13	680,000	677,960
California State Industry Sales Tax Revenue Bonds, 5.00%, 1/1/12	2,900,000	2,879,961
California State M-S-R Public Power Agency Revenue Bonds,
3.45%, 7/1/09	3,460,000	3,457,301
California Statewide Communities Development Authority
Revenue Bonds:
5.41%, 8/1/09	1,755,000	1,766,039
Zero Coupon, 6/1/10	2,820,000	2,674,178
Zero Coupon, 6/1/13	3,190,000	2,499,397
Canyon Texas Regional Water Authority Revenue Bonds, 5.70%,
8/1/12	165,000	165,502
Chicago Illinois GO Bonds, 5.20%, 1/1/10	3,600,000	3,669,480
Chicago Illinois O'Hare International Airport Revenue
Bonds, 5.053%, 1/1/11	3,720,000	3,746,524
Cook County Illinois School District GO Bonds:
No. 089 Maywood, Zero Coupon, 12/1/12	380,000	312,227
No. 170 Chicago Heights, Zero Coupon, 12/1/12	2,135,000	1,811,611
Cook County Illinois School District No 95 Taxable Limited
Refunding School GO Bonds, 5.45%, 12/1/11	200,000	210,996
Corte Madera California COPs, 5.447%, 2/1/16	1,285,000	1,193,482
El Paso Texas GO Bonds:
5.512%, 8/15/09	1,245,000	1,262,156
5.674%, 8/15/12	1,000,000	1,061,310
5.724%, 8/15/13	1,000,000	1,073,450
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,810,000	1,733,165
Fall Creek Wisconsin School District GO Bonds, 5.91%,
3/1/19	605,000	618,395
Frisco Texas Economic Development Corp. Sales Tax Revenue
Bonds, 5.619%, 2/15/17	1,000,000	998,410
Hillsborough County Florida Port District Revenue Bonds
Zero Coupon:
6/1/11	1,230,000	1,110,862
12/1/11	1,230,000	1,078,931
Illinois State MFH Development Authority Revenue Bonds,
5.662%, 7/1/17	1,960,000	1,966,566
Inglewood California Pension Funding Revenue Bonds:
4.65%, 9/1/09	215,000	215,060
4.74%, 9/1/10	225,000	224,989
Iron County Wisconsin GO Bonds, 5.26%, 3/1/19	580,000	589,883

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
La Verne California PO Revenue Bonds:
5.40%, 6/1/09	$270,000	$271,029
5.45%, 6/1/10	340,000	346,202
5.49%, 6/1/11	350,000	358,638
Los Angeles California Community Redevelopment Agency
Tax Allocation Bonds, 4.22%, 7/1/09	805,000	806,401
Los Angeles County California Pension Revenue Bonds, Zero
Coupon, 6/30/10	363,000	343,663
Maryland State Health & Higher Educational Facilities Authority
Revenue, 5.30%, 7/1/10	630,000	634,221
Michigan State Municipal Bond Authority Revenue Bonds,
5.252%, 6/1/15	1,000,000	962,770
Midpeninsula California Regional Open Space District Financing
Authority Revenue Bonds, 5.15%, 9/1/12	2,505,000	2,546,683
Nashville & Davidson County Tennessee Water & Sewage
Revenue Bonds, 4.74%, 1/1/15	1,585,000	1,634,769
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.32%, 6/1/17	1,140,000	1,099,975
New York State Dormitory Authority Revenue Bonds, 3.85%,
3/15/11	1,850,000	1,868,389
New York State Urban Development Corp. Revenue Bonds,
4.38%, 12/15/11	2,300,000	2,355,706
Northwest Washington Electric Energy Revenue Bonds, 4.06%,
7/1/09	1,000,000	1,006,080
Northwest Washington Open Access Network Revenue Bonds,
6.39%, 12/1/10	935,000	979,497
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/10	2,000,000	1,811,900
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.268%, 9/1/11	2,860,000	2,947,974
5.252%, 9/1/16	2,085,000	2,039,943
5.263%, 9/1/16	2,435,000	2,347,949
Oakland City California PO Revenue Bonds, Zero Coupon,
12/15/12	1,680,000	1,413,350
Oklahoma City Oklahoma Airport Trust Revenue Bonds, 4.60%,
10/1/09	1,330,000	1,343,739
Orange County California PO Revenue Bonds, Zero Coupon,
9/1/11	6,100,000	5,430,769
Oregon State Department of Administrative Services Lottery Revenue
Bonds, 5.334%, 4/1/09	1,565,000	1,565,000
Oregon State School Boards Association GO Bonds, Zero Coupon,
6/30/12	3,400,000	3,003,764
Palm Springs California Community Redevelopment Agency Tax
Allocation Bonds, 5.59%, 9/1/17	1,140,000	1,108,969
Pennsylvania State Convention Center Authority Revenue Bonds,
4.97%, 9/1/11	3,040,000	2,908,854
Pittsburg California Redevelopment Agency Tax Allocation Bonds,
5.115%, 8/1/16	1,635,000	1,439,045
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.75%, 8/1/15	705,000	722,061
Riverside California Public Financing Authority Tax Allocation
Bonds, 5.24%, 8/1/17	1,795,000	1,443,144

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Roseville California Redevelopment Agency Tax Allocation Bonds,
5.31%, 9/1/13	$500,000	$514,025
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 4.985%, 12/1/09	1,035,000	1,025,613
San Diego California Redevelopment Agency Tax Allocation
Bonds, 5.66%, 9/1/16	1,310,000	1,282,005
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.18%, 9/1/11	1,210,000	1,134,085
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.15%, 8/1/09	135,000	136,277
Shawano-Gresham Wisconsin School District GO Bonds,
5.75%, 3/1/11	200,000	209,540
Shorewood Wisconsin School District GO Bonds, 5.30%, 4/1/16	295,000	305,189
South Bend County Indiana Economic Development Income
Tax Revenue Bonds:
5.125%, 2/1/10	285,000	290,614
5.20%, 2/1/14	1,295,000	1,365,228
Southern California Airport Authority Tax Allocation Bonds,
5.00%, 12/1/12	695,000	681,997
St. Paul Minnesota Sales Tax Revenue Bonds, 5.30%, 11/1/12	1,465,000	1,507,280
Stanislaus County California Revenue Bonds, 7.15%, 8/15/13	475,000	501,766
Virginia State Housing Development Authority Revenue Bonds:
5.24%, 7/1/09	1,050,000	1,057,108
4.68%, 8/1/14	10,090,000	10,143,780
West Contra Costa California Unified School District COPs,
4.66%, 1/1/10	435,000	434,495
Ypsilanti Michigan GO Bonds, 5.55%, 5/1/12	335,000	347,616

Total Taxable Municipal Obligations (Cost $123,041,059)		123,264,047

U.S. Government Agencies And Instrumentalities - 27.3%
Federal Home Loan Bank Discount Notes, 4/1/09	409,800,000	409,800,000
Freddie Mac, 6.625%, 9/15/09	250,000	257,092
New Valley Generation I, 7.299%, 3/15/19	757,193	900,782
New Valley Generation V, 4.929%, 1/15/21	740,331	757,806
Overseas Private Investment Corp., 7.45%, 12/15/10	413,631	435,935
Tunisia Government AID Bonds, Guaranteed by the United States
Agency of International Development, 9.375%, 8/1/16	599,999	724,265

Total U.S. Government Agencies And Instrumentalities
(Cost $412,696,488)		412,875,880

U.S. Government Agency Mortgage-Backed Securities - 0.1%
Government National Mortgage Association:
5.50%, 1/16/32	4,130,178	530,852
5.50%, 5/20/32	4,164,808	540,601

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $1,037,455)		1,071,453

	Principal
U.S. Treasury - 0.6%	Amount	Value
United States Treasury Notes:
1.50%, 12/31/13	$2,470,000	$2,464,983
1.75%, 1/31/14	560,000	563,937
1.875%, 2/28/14	6,015,000	6,082,669
2.75%, 2/15/19	300,000	301,781

Total U.S. Treasury (Cost $9,346,271)		9,413,370

Certificates Of Deposit - 1.0%
Deutsche Bank, 1.909%, 6/18/10 (r)	15,000,000	14,754,555

Total Certificates Of Deposit (Cost $15,000,000)		14,754,555

Equity Securities - 0.0%	Shares
Conseco, Inc.*	98,632	90,741
Woodbourne Capital:
Trust I, Preferred (b)(e)	625,000	168,750
Trust II, Preferred (b)(e)	625,000	168,750
Trust III, Preferred (b)(e)	625,000	168,750
Trust IV, Preferred (b)(e)	625,000	168,750

Total Equity Securities (Cost $4,310,476)		765,741

TOTAL INVESTMENTS (Cost $1,503,276,587) - 94.8%		1,431,080,398
Other assets and liabilities, net - 5.2%		79,023,574
Net Assets - 100%		$1,510,103,972
Futures Purchased:	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Notes	55	6/09	6,824,297	$67,745
30 Year U.S. Treasury Bonds	30	6/09	3,891,094	9,799
Total Purchased				$77,544

Sold:
2 Year U.S. Treasury Notes	250	6/09	54,472,657	($122,204)
5 Year U.S. Treasury Notes	664	6/09	78,860,375	(852,495)
Total Sold				($974,699)

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(v) This security defaulted on interest and principal during the period.

(w) This security defaulted on interest during the period.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF and Kaupthing Bank HF (the "Banks") on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

(z) Effective April 2008, this security is no longer accruing interest.

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation

See notes to financial statements.

Statement of Assets and Liabilities
March 31, 2009
Assets
Investments in securities, at value (Cost $1,503,276,587) -
see accompanying schedule	$1,431,080,398
Cash	241,443
Receivable for securities sold	97,509,879
Receivable for shares sold	15,335,200
Interest and dividends receivable	6,252,741
Other assets	1,083,188
Total assets	1,551,502,849

Liabilities
Payable for securities purchased	36,046,473
Payable for shares redeemed	3,612,831
Payable for futures variation margin	204,375
Payable to Calvert Asset Management Company, Inc.	631,037
Payable to Calvert Administrative Services Company	369,648
Payable to Calvert Shareholder Services, Inc.	27,372
Payable to Calvert Distributors, Inc.	370,316
Accrued expenses and other liabilities	136,825
Total liabilities	41,398,877
Net Assets	$1,510,103,972

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest unlimited number of no par value shares authorized:
Class A: 85,964,749 shares outstanding	$1,379,684,327
Class C: 8,145,923 shares outstanding	128,869,186
Class I: 352,294 shares outstanding	4,647,436
Class Y: 4,028,923 shares outstanding	63,234,797
Undistributed net investment income	1,553,718
Accumulated net realized gain (loss) on investments	5,207,852
Net unrealized appreciation (depreciation) on investments	(73,093,344)

Net Assets	$1,510,103,972

Net Asset Value Per Share:
Class A (based on net assets of $1,318,074,417)	$15.33
Class C (based on net assets of $124,395,586)	$15.27
Class I (based on net assets of $5,419,816)	$15.38
Class Y (based on net assets of $62,214,153)	$15.44

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2009
Net Investment Income
Investment Income:
Interest income	$35,369,277
Dividend income	50,525
Total investment income	35,419,802

Expenses:
Investment advisory fee	2,321,901
Administrative fees	2,053,913
Transfer agency fees and expenses	1,573,582
Distribution Plan expenses:
Class A	1,529,049
Class C	501,052
Trustees' fees and expenses	37,654
Custodian fees	74,211
Registration fees	30,261
Reports to shareholders	189,028
Professional fees	37,723
Accounting fees	77,604
Miscellaneous	31,434
Total expenses	8,457,412
Reimbursement from Advisor:
Class A	(621,892)
Class I	(1,707)
Fees paid indirectly	(89,998)
Net expenses	7,743,815
Net Investment Income	27,675,987

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9,247,323
Futures	(1,410,968)
7,836,355

Change in unrealized appreciation (depreciation) on:
Investments	(30,071,278)
Futures	(964,153)
(31,035,431)

Net Realized and Unrealized Gain (Loss)	(23,199,076)

Increase (Decrease) in Net Assets
Resulting From Operations	$4,476,911

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$27,675,987	$42,668,204
Net realized gain (loss)	7,836,355	7,505,799
Change in unrealized appreciation (depreciation)	(31,035,431)	(40,341,118)

Increase (Decrease) in Net Assets
Resulting From Operations	4,476,911	9,832,885

Distributions to shareholders from:
Net investment income:
Class A shares	(24,193,798)	(38,503,671)
Class C shares	(1,624,316)	(2,341,893)
Class I shares	(67,829)	(21,679)
Class Y shares	(770,946)	(181,864)
Net realized gain:
Class A shares	(10,036,888)	(5,212,748)
Class C shares	(784,173)	(382,740)
Class I shares	(14,844)	(2,150)
Class Y shares	(273,910)	--
Total distributions	(37,766,704)	(46,646,745)

Capital share transactions:
Shares sold:
Class A shares	473,050,716	969,315,652
Class C shares	47,745,978	56,354,364
Class I shares	4,110,837	1,290,181
Class Y shares	49,631,682	33,748,184
Reinvestment of distributions:
Class A shares	29,509,322	37,083,101
Class C shares	1,209,663	1,331,341
Class I shares	82,673	23,829
Class Y shares	1,011,042	131,166
Redemption fees:
Class A shares	113,048	54,111
Class C shares	1,487	1,226
Class I shares	208	--
Class Y shares	13,938	2,782
Shares redeemed:
Class A shares	(438,570,496)	(292,738,936)
Class C shares	(14,760,068)	(12,970,728)
Class I shares	(254,610)	(63,841)
Class Y shares	(19,136,434)	(2,170,181)
Total capital share transactions	133,758,986	791,392,251

Total Increase (Decrease) in Net Assets	100,469,193	754,578,391

Net Assets
Beginning of period	1,409,634,779	655,056,388
End of period (including undistributed net investment
income of $1,553,718 and $534,620, respectively)	$1,510,103,972	$1,409,634,779

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A shares	30,927,932	60,334,094
Class C shares	3,138,166	3,523,010
Class I shares	267,964	80,535
Class Y shares	3,225,052	2,104,476
Reinvestment of distributions:
Class A shares	1,943,707	2,311,010
Class C shares	79,994	83,280
Class I shares	5,414	1,486
Class Y shares	66,093	8,223
Shares redeemed:
Class A shares	(28,718,051)	(18,232,205)
Class C shares	(970,738)	(810,610)
Class I shares	(16,582)	(3,967)
Class Y shares	(1,238,943)	(135,978)
Total capital share activity	8,710,008	49,263,354

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Short Duration Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund currently offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective February 29, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2009, securities valued at $70,657,036 or 4.7% of net assets were fair valued under the direction of the Board of Trustees.

Effective October 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009:

	Investments	Other
Valuation Inputs	in Securities	Financial Instruments*
Level 1 - Quoted Prices	$11,679,210	($897,154)
Level 2 - Other Significant Observable Inputs	1,348,744,152	--
Level 3 - Significant Unobservable Inputs	70,657,036	--
Total	$1,431,080,398	($897,154)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of 9/30/08	$42,695,295
Accrued discounts/ premiums	1,081,933
Realized gain (loss)	(1,711,214)
Change in unrealized appreciation (depreciation)	(13,905,890)
Net purchases (sales)	46,030,478
Transfers in and/ or out of Level 3	(3,533,566)
Balance as of 3/31/09	$70,657,036

For the six months ended March 31, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($19,400,857). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 20.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average net assets: .35% on the first $750 million, and .325% over $750 million.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. The contractual expense cap is 1.08% for Class A, .75% for Class I, and .95% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A, Class C and Class Y shares pay an annual rate of .30%, and Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I and Y shares do not have Distribution Plan expenses.

The Distributor received $65,433 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $142,043 for the six months ended March 31, 2009. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $813,877,632 and $581,505,454, respectively. U.S. government security purchases and sales were $1,307,375,228 and $1,353,386,423, respectively.

The cost of investments owned at March 31, 2009 for federal income tax purposes was $1,503,735,577. Net unrealized depreciation aggregated $72,655,179, of which $10,580,964 related to appreciated securities and $83,236,143 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with certain Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2009. For the six months ended March 31, 2009, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$101,206	0.75%	$10,948,547	March 2009

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$15.70	$16.17	$16.11
Income from investment operations
Net investment income	.31	.71	.73
Net realized and unrealized gain	(.25)	(.36)	.13
Total from investment operations	.06	.35	.86
Distributions from
Net investment income	(.43)	(.70)	(.71)
Net realized gain	--	(.12)	(.09)
Total distributions	(.43)	(.82)	(.80)
Total increase (decrease) in net asset value	(.37)	(.47)	.06
Net asset value, ending	$15.33	$15.70	$16.17

Total return*	.44%	2.13%	5.47%
Ratios to average net assets: A
Net investment income	4.11% (a)	4.47%	4.54%
Total expenses	1.19% (a)	1.17%	1.22%
Expenses before offsets	1.09% (a)	1.08%	1.09%
Net expenses	1.08% (a)	1.08%	1.08%
Portfolio turnover	210%	495%	533%
Net assets, ending (in thousands)	$1,318,074	$1,284,673	$604,790

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2006 (z)	2005 (z)	2004
Net asset value, beginning	$16.13	$16.35	$16.58
Income from investment operations
Net investment income	.65	.43	.32
Net realized and unrealized gain	.11	.09	.36
Total from investment operations	.76	.52	.68
Distributions from
Net investment income	(.64)	(.43)	(.32)
Net realized gain	(.14)	(.31)	(.59)
Total distributions	(.78)	(.74)	(.91)
Total increase (decrease) in net asset value	(.02)	(.22)	(.23)
Net asset value, ending	$16.11	$16.13	$16.35

Total return*	4.86%	3.25%	4.23%
Ratios to average net assets: A
Net investment income	4.12%	2.69%	1.98%
Total expenses	1.19%	1.19%	1.21%
Expenses before offsets	1.09%	1.09%	1.09%
Net expenses	1.08%	1.08%	1.08%
Portfolio turnover	524%	633%	967%
Net assets, ending (in thousands)	$390,947	$211,734	$141,155

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$15.64	$16.11	$16.06
Income from investment operations
Net investment income	.25	.58	.59
Net realized and unrealized gain	(.25)	(.36)	.13
Total from investment operations	--	.22	.72
Distributions from
Net investment income	(.37)	(.57)	(.58)
Net realized gain	--	(.12)	(.09)
Total distributions	(.37)	(.69)	(.67)
Total increase (decrease) in net asset value	(.37)	(.47)	.05
Net asset value, ending	$15.27	$15.64	$16.11

Total return*	.02%	1.35%	4.59%
Ratios to average net assets: A
Net investment income	3.39% (a)	3.70%	3.72%
Total expenses	1.87% (a)	1.88%	1.90%
Expenses before offsets	1.87% (a)	1.88%	1.90%
Net expenses	1.86% (a)	1.87%	1.89%
Portfolio turnover	210%	495%	533%
Net assets, ending (in thousands)	$124,396	$92,235	$49,984

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2006 (z)	2005 (z)	2004
Net asset value, beginning	$16.08	$16.31	$16.54
Income from investment operations
Net investment income	.52	.29	.18
Net realized and unrealized gain	.11	.08	.36
Total from investment operations	.63	.37	.54
Distributions from
Net investment income	(.51)	(.29)	(.18)
Net realized gain	(.14)	(.31)	(.59)
Total distributions	(.65)	(.60)	(.77)
Total increase (decrease) in net asset value	(.02)	(.23)	(.23)
Net asset value, ending	$16.06	$16.08	$16.31

Total return*	4.05%	2.32%	3.34%
Ratios to average net assets: A
Net investment income	3.28%	1.81%	1.12%
Total expenses	1.92%	1.95%	1.96%
Expenses before offsets	1.92%	1.95%	1.96%
Net expenses	1.91%	1.94%	1.95%
Portfolio turnover	524%	633%	967%
Net assets, ending (in thousands)	$39,612	$28,663	$23,537

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$15.74	$16.19	$16.13
Income from investment operations
Net investment income	.34	.67	.79
Net realized and unrealized gain	(.26)	(.27)	.12
Total from investment operations	.08	.40	.91
Distributions from
Net investment income	(.44)	(.73)	(.76)
Net realized gain	--	(.12)	(.09)
Total distributions	(.44)	(.85)	(.85)
Total increase (decrease) in net asset value	(.36)	(.45)	.06
Net asset value, ending	$15.38	$15.74	$16.19

Total return*	.58%	2.49%	5.78%
Ratios to average net assets: A
Net investment income	4.50% (a)	4.58%	4.91%
Total expenses	.87% (a)	2.64%	6.11%
Expenses before offsets	.76% (a)	.75%	.76%
Net expenses	.75% (a)	.75%	.75%
Portfolio turnover	210%	495%	533%
Net assets, ending (in thousands)	$5,420	$1,503	$282

		Periods Ended
	September 30,	November 7,	September 30,
Class I Shares	2006 (y)(z)	2005 (x)	2005 (z)
Net asset value, beginning	$16.04	$16.12	$16.37
Income from investment operations
Net investment income	.33	.06	.49
Net realized and unrealized gain	.12	(.04)	.10
Total from investment operations	.45	.02	.59
Distributions from
Net investment income	(.36)	(.05)	(.53)
Net realized gain	--	--	(.31)
Total distributions	(.36)	(.05)	(.84)
Total increase (decrease) in net asset value	.09	(.03)	(.25)
Net asset value, ending	$16.13	$16.09	$16.12

Total return*	2.84%	.13%	3.72%
Ratios to average net assets: A
Net investment income	4.73% (a)	3.65% (a)	3.00%
Total expenses	.63% (a)	.81% (a)	.62%
Expenses before offsets	.62% (a)	.81% (a)	.62%
Net expenses	.61% (a)	.79% (a)	.61%
Portfolio turnover	209%	293%	633%
Net assets, ending (in thousands)	$82	$0	$6,167

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class Y Shares	2009 (z)^	2008 (z)^
Net asset value, beginning	$15.80	$16.19
Income from investment operations
Net investment income	.31	.31
Net realized and unrealized gain	(.25)	(.40)
Total from investment operations	.06	(.09)
Distributions from:
Net investment income	(.42)	(.30)
Net realized gain	--	--
Total distributions	(.42)	(.30)
Total increase (decrease) in net asset value	(.36)	(.39)
Net asset value, ending	$15.44	$15.80

Total return*	.46%	(.58%)
Ratios to average net assets: A
Net investment income	3.55% (a)	4.00% (a)
Total expenses	.88% (a)	1.13% (a)
Expenses before offsets	.88% (a)	.93% (a)
Net expenses	.87% (a)	.93% (a)
Portfolio turnover	210%	215%
Net assets, ending (in thousands)	$62,214	$31,224

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(x) The last remaining shareholder in Class I redeemed on November 7, 2005.

(y) Class I resumed upon shareholder investment on April 21, 2006.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ From February 29, 2008, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 3, 2008, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year periods ended June 30, 2008, the Fund's performance was above the median of its peer group. The data also indicated that the Fund outperformed its Lipper index for the same one-, three- and five-year periods. The Board noted the Fund's strong performance. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class A, Class I and Class Y shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board took into account that the Fund's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund's assets increased. The Board noted that the Fund was currently realizing economies of scale in its advisory fee. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Short Duration Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio
Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

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

Calvert

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March 31, 2009

Semi-Annual Report

Calvert Long-Term
Income Fund

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
7

Schedule of Investments
9

Statement of Assets and Liabilities
16

Statement of Operations
17

Statements of Changes in Net Assets
18

Notes to Financial Statements
19

Financial Highlights
25

Explanation of Financial Tables
27

Proxy Voting and Availability of Quarterly Portfolio Holdings
29

Basis for Board's Approval of Investment Advisory Contract
29

Dear Shareholder:

The six months ended March 31, 2009 was a period of extraordinary turmoil and challenge in the financial markets. The financial system moved from the brink of collapse at the end of 2008 to showing some signs of stabilization in 2009. In an unprecedented fashion, virtually all major asset classes plummeted during September and October 2008 following the failure of brokerage firm Lehman Brothers. It was an extremely difficult period for all investors, particularly those whose portfolios were not shielded by the traditionally more stable fixed-income asset class. While many bond funds posted losses, they were generally not as dramatic as the declines in equity portfolios.

Facing an uncertain business and credit environment, and a faltering global economy, investors fled to the perceived safety of Treasuries and money market funds despite their low yields. By year-end, the yields of corporate bonds stood at historically high levels compared to the yields of Treasuries with similar maturities. The Barclays Capital U.S. Credit Index ended the year with a yield spread over comparable Treasuries of 515 basis points (a basis point is 0.01 percentage points), compared to a 10-year monthly average of approximately 150 basis points. In early 2009, however, the credit markets started to thaw as investors snapped up new corporate bond issues. By March, investors' enthusiasm for corporate debt had moderated.

Against this volatile backdrop, Calvert's fixed-income funds were not immune to the credit market turmoil. However, intensive credit-quality research and relative-value analysis did help us moderate, to some extent, the declines in the fixed-income portfolios that we manage.

Relief for Markets Under Pressure

Fortunately, in our view, government intervention to shore up the financial system and reinvigorate the economy has begun to take hold. The Federal Reserve and Treasury are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Partnership, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe investor confidence will be restored and our financial systems will recover--slowly, and with new financial oversight, transparency, and regulations in place. As the markets grow more convinced that the global recovery has legs, we expect to see greater investor demand for assets offering higher yield and total return potential.

Confidence in Calvert Funds

As we move through the recession, with the potential for default rates still high, credit research and security selection will continue to be of paramount importance. In this challenging environment, Calvert will bring our 30 years of fixed-income experience to bear. Our taxable fixed-income portfolio management team, led by Senior Vice President Greg Habeeb, will continue to follow its time-tested strategy that seeks to optimize duration, yield curve positioning, sector allocation, and credit quality analysis in selecting securities for our portfolios. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given shift in interest rates.)

In December 2008, Calvert became investment advisor to Calvert High Yield Bond Fund and Calvert Short-Term Government Fund, which are portfolios formerly managed by Summit Investment Partners. In addition, on December 31, 2008, we launched Calvert Government Fund. We look forward to managing these Funds, which will give Calvert investors more ways to diversify their bond fund allocations.

Recently, Calvert Long-Term Income Fund (Class A shares) was among the winners of the 2009 Lipper award, marking its second consecutive year of winning the award. The award is given to the Fund with the highest score for consistent returns relative to its peers. Calvert Long-Term Income Fund was ranked first among 116 funds in the corporate debt BBB rated category as of December 31, 2008, based on its three-year risk-adjusted returns.1

Winning the Lipper award once again validates our investment team's active management strategy that relies on rigorous analysis and independent thinking--an approach we use across all our fixed-income funds.

Consult with Your Financial Advisor

If you're concerned about how to navigate the current market environment, talk with your financial advisor about whether your allocation to bonds is appropriate and well-diversified, given your goals, time horizon, and risk attitudes.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals. We are committed to continuing our efforts to identify opportunities that emerge in the fixed-income markets while we seek to meet our investors' long-term goals for stability and income. As always, we appreciate your business and hope to continue to serve you in the months and years to come.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2009

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns. The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return value within each eligible classification determines the fund classification winner over three, five, or 10 years. Lipper Fund Awards are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Source: Lipper, Inc.

Past performance is no guarantee of future results. Please keep in mind investment in mutual funds involves risk, including possible loss of principal invested.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the six months ended March 31, 2009, Calvert Long-Term Income Fund Class A shares (at NAV) returned 5.03% versus 0.65% for the benchmark Barclays Capital Long-Term U.S. Credit Index. An underweight to longer-term corporate securities, a significant allocation to cash, and active Treasury trading were all positive drivers of the Fund's outperformance.

Investment Climate

The period can be broken down into two distinct halves. From October through December, a widespread panic that major global financial firms would fall like dominoes in the aftermath of the Lehman Brothers collapse roiled the credit markets. The markets for long-term credit froze and short-term money markets seized up until a variety of government programs helped calm the market before year-end. The difference in yields between bonds of high and low credit quality soared to record highs as liquidity evaporated from the markets.

Portfolio Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/09	12 Months Ended 3/31/09
Class A	5.03%	4.49%
Barclays Capital Long U.S. Credit Index**	0.65%	-8.74%
Lipper Corp Debt Funds BBB Rated	-2.99%	-10.26%

Average
Maturity Schedule
	Weighted Average
	3/31/09	9/30/08
	7 years	13 years

SEC Yield
	30 days ended
	3/31/09	9/30/08
	3.33%	3.21%

Economic Sectors	% of total investments
Asset Backed Securities	2.7%
Basic Materials	2.8%
Communications	1.8%
Consumer, Cyclical	0.2%
Consumer, Non-cyclical	2.2%
Diversified	0.8%
Energy	5.7%
Financial	16.1%
Government	61.4%
Industrial	3.4%
Mortgage Securities	1.4%
Utilities	1.5%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

The impact of the then 18-month-old crisis in the credit markets on the overall U.S. economy worsened. In the fourth quarter of 2008, economic growth, as measured by gross domestic product (GDP), declined at a 6.3% annual pace1--the worst quarterly performance since 1982. Concerns spread about a protracted recession. In December, the Fed cut the federal funds rate, its target interest rate, to near zero percent and aggressively sought to push down mortgage rates by buying mortgage-backed securities.

In the first quarter of 2009, most sectors of the credit markets thawed at least a bit and the window for new issues of investment-grade corporate bonds opened wide. The government also undertook a number of new initiatives to get the credit taps flowing to consumers again. On the other hand, two major U.S. automakers moved toward bankruptcy and several "rescued" organizations needed more government capital. Still, a relaxation of accounting rules and concrete signs of global cooperation at the G20 meeting cheered equity and credit markets at quarter-end.

During the reporting period, the yield on the benchmark 10-year Treasury note fell more than one percentage point to 2.71%. The rush to safety caused Treasury bill yields to plunge to the lowest levels since World War II, with the three-month T-bill yield falling to 0.21%.2 Headline inflation slid to a 0.2% pace for February 2009 while core inflation was 1.8%.3 GDP was expected to shrink at a 4.6% pace during the first quarter of 2009.4

Portfolio Strategy

The Fund was managed throughout the period with a short duration relative to the passive benchmark, which hurt performance in a period when interest rates fell significantly. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest rate movements.) The Fund's smaller relative exposure to poorly performing long-term corporate bonds helped returns, as did its allocation to cash.

However, the Portfolio's return was weighed down by holdings of securities issued by a bank that was nationalized by the Icelandic government in early October. Their valuation fell to almost zero in the fourth quarter of 2008 before rebounding slightly in early 2009. Price markdowns on many corporate bonds, including Tier 1 Capital notes (which are issued by banks to meet regulatory capital requirements), also negatively impacted returns.

Outlook

We expect the credit markets to continue to recover but do not expect a return to the heady times of a few years ago. Since financial institutions must rebuild capital, they are not inclined to flood their balance sheets with new loans. Continued government intervention in the credit markets will remain a signature of this financial crisis.

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A
One Year	0.54%
Since Inception	5.21%
(12/31/04)

Performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

Overall, we expect the economy will contract for 2009, with the worst quarters in the first half of 2009. We also believe the federal funds rate will remain near zero percent. The good news for investors is that we do not expect a protracted period of consumer price deflation as seen earlier this decade in Japan.

April 2009

1. GDP data source: Commerce Department.

2. All interest rates data source: Federal Reserve.

3. Source: Bureau of Labor Statistics consumer price indexes.

4. Source: Wall Street Journal Economic Forecasting Survey, March 2009.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Actual	$1,000.00	$1,051.00	$6.39
Hypothetical	$1,000.00	$1,018.70	$6.29
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365.

Schedule of Investments
March 31, 2009
	Principal
Asset Backed Securities - 2.5%	Amount	Value
AmeriCredit Automobile Receivables Trust:
4.87%, 12/6/10	$10,971	$10,898
5.20%, 3/6/11	52,364	51,623
5.21%, 10/6/11	50,008	47,501
1.168%, 7/6/12 (r)	192,511	180,623
Capital Auto Receivables Asset Trust:
0.616%, 7/15/10 (r)	170,931	164,089
5.00%, 4/15/11	165,355	165,556
1.256%, 11/15/11 (r)	150,000	140,527
GE Dealer Floorplan Master Note Trust, 0.555%, 4/20/11 (r)	75,000	74,653
Household Automotive Trust, 4.55%, 7/17/12	220,783	214,867
Hyundai Auto Receivables Trust, 4.18%, 2/15/12	152,965	153,636

Total Asset-Backed Securities (Cost $1,179,859)		1,203,973

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 1.4%
Countrywide Home Loan Mortgage Pass Through Trust,
0.862%, 6/25/35 (r)(e)	170,617	98,276
Impac CMB Trust, 0.792%, 5/25/35 (r)	177,158	72,887
MASTR Alternative Loans Trust, 6.25%, 7/25/36	100,399	45,432
Structured Asset Securities Corp.:
5.00%, 6/25/35	45,998	40,425
5.50%, 6/25/35	1,000,000	386,483

Total Collateralized Mortgage-Backed Obligations (Privately
Originated) (Cost $699,362)		643,503

Corporate Bonds - 32.5%
AgFirst Farm Credit Bank, 8.393% to 12/15/11, floating rate
thereafter to 12/15/16 (r)	300,000	215,679
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	4,817	-
American Express Centurion Bank, 0.637%, 7/13/10 (r)	100,000	91,970
Anadarko Petroleum Corp., 8.70%, 3/15/19	500,000	500,539
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19 (e)	400,000	405,914
APL Ltd., 8.00%, 1/15/24	280,000	221,900
ArcelorMittal, 6.125%, 6/1/18	150,000	108,518
Army Hawaii Family Housing, 5.524%, 6/15/50 (e)	100,000	66,436
Asian Development Bank, 6.22%, 8/15/27	30,000	36,349
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (e)	60,000	36,750
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	30,000	300
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	25,000	24,087
BAC Capital Trust XV, 2.061%, 6/1/56 (r)	2,100,000	521,038

	Principal
Corporate Bonds - Cont'd	Amount	Value
BAE Systems Asset Trust, 6.664%, 9/15/13 (b)(e)	$297,648	$267,883
Barrick Gold Corp., 6.95%, 4/1/19	250,000	251,399
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	49,981	49,506
Bear Stearns Co's, Inc., 1.554%, 9/9/09 (r)	150,000	149,204
BHP Billiton Finance USA Ltd., 6.50%, 4/1/19	500,000	507,279
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter
to 12/15/55 (r)	500,000	362,500
BP Capital Markets plc, 2.316%, 3/17/11 (r)	350,000	348,738
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter
to 12/31/49 (e)(r)	85,000	26,775
Camp Pendleton & Quantico Housing LLC, 5.937%, 10/1/43 (e)	50,000	39,125
Cargill, Inc., 2.383%, 1/21/11 (e)(r)	70,000	69,825
Caterpillar Financial Services Corp.:
1.736%, 8/6/10 (r)	70,000	67,428
7.15%, 2/15/19	500,000	457,324
Chase Capital VI, 1.795%, 8/1/28 (r)	500,000	203,814
Chesapeake Energy Corp., 7.25%, 12/15/18	200,000	164,500
CIT Group, Inc., 6.10% to 3/15/17, floating rate thereafter
to 3/15/67 (b)(r)	55,000	14,712
Compass Bancshares, Inc., 1.998%, 10/9/09 (e)(r)	100,000	99,733
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/29/49 (b)(e)(r)	820,000	270,600
Discover Financial Services, 6.45%, 6/12/17	100,000	72,155
Dominion Resources, Inc.:
2.366%, 6/17/10 (r)	80,000	78,646
6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	500,000	286,192
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	340,000	212,500
FMG Finance Pty Ltd.:
10.00%, 9/1/13 (e)	300,000	255,000
10.625%, 9/1/16 (e)	150,000	126,000
Ford Motor Co., 7.125%, 11/15/25	175,000	50,750
Fort Knox Military Housing, 5.915%, 2/15/52 (e)	130,000	89,675
General Motors Corp., 7.40%, 9/1/25 (b)	200,000	23,000
Giant Stadium LLC, 0.62%, 4/1/47 (b)(e)(r)	300,000	300,000
Glitnir Banki HF:
3.046%, 4/20/10 (b)(e)(r)(w)(y)	75,000	9,000
6.693% to 6/15/11, floating rate thereafter to
6/15/16 (b)(e)(r)(w)(y)	150,000	1,500
Great River Energy, 6.254%, 7/1/38 (b)(e)	100,000	84,170
Illinois Tool Works, Inc., 6.25%, 4/1/19 (e)	350,000	351,771
Ingersoll-Rand Global Holding Co. Ltd., 2.731%, 8/13/10 (r)	200,000	185,766
Irwin Land LLC:
5.03%, 12/15/25 (e)	100,000	73,399
5.40%, 12/15/47 (e)	125,000	77,791
Jersey Central Power & Light Co., 5.625%, 5/1/16	15,000	14,194
John Deere Capital Corp., 1.373%, 10/16/09 (r)	950,000	945,808
JPMorgan Chase & Co., 1.623%, 1/22/10 (r)	50,000	49,431
JPMorgan Chase Capital XXIII, 2.238%, 5/15/47 (r)	500,000	194,590
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	600,000	372,000
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%,
12/1/27 (e)	100,000	85,446

	Principal
Corporate Bonds - Cont'd	Amount	Value
Lloyds Banking Group plc, 6.657% to 5/21/37, floating rate thereafter
to 5/19/49 (e)(r)	$30,000	$6,300
Marathon Oil Corp., 7.50%, 2/15/19	300,000	302,435
Massachusetts Institute of Technology, 7.25%, 11/2/96	25,000	29,389
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (e)	30,000	20,008
Merrill Lynch & Co., Inc., 0.611%, 6/26/09 (r)	285,000	282,389
MetLife, Inc., 1.542%, 6/29/12 (r)	300,000	300,216
Monumental Global Funding III, 1.638%, 8/17/09 (e)(r)	300,000	299,955
National Fuel Gas Co., 6.50%, 4/15/18	100,000	95,975
NationsBank Cap Trust III, 1.644%, 1/15/27 (r)	65,000	22,059
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	40,000	39,035
6.59%, 7/7/38	30,000	24,880
Noble Group Ltd.:
8.50%, 5/30/13 (e)	300,000	235,500
6.625%, 3/17/15 (e)	160,000	104,000
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	70,000	60,970
6.00%, 10/1/51 (b)(e)	30,000	24,182
OPTI Canada, Inc., 7.875%, 12/15/14	100,000	43,500
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	150,000	92,250
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	40,000	26,409
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	50,000	50,620
Pioneer Natural Resources Co.:
5.875%, 7/15/16	100,000	74,418
6.65%, 3/15/17	240,000	185,787
7.20%, 1/15/28	100,000	62,107
PPL Montana LLC, 8.903%, 7/2/20	22,769	23,988
ProLogis, 1.496%, 8/24/09 (r)	150,000	140,462
Puget Sound Energy, Inc., 7.02%, 12/1/27	25,000	23,071
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	25,000	20,669
Rochester Gas & Electric Corp., 6.375%, 9/1/33	10,000	7,895
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating
rate thereafter to 3/31/49 (r)	650,000	146,250
SABMiller plc, 1.735%, 7/1/09 (e)(r)	60,000	59,417
Shell International Finance BV, 4.00%, 3/21/14	500,000	506,390
Skyway Concession Co. LLC, 1.512%, 6/30/17 (b)(e)(r)	100,000	80,913
Southern California Edison Co., 5.75%, 4/1/35	10,000	9,786
SouthTrust Bank, 6.565%, 12/15/27	120,000	87,353
Sovereign Bank, 2.88%, 8/1/13 (b)(r)	300,000	227,689
TEPPCO Partners LP, 7.00% to 6/1/17, floating rate thereafter
to 6/1/67 (r)	212,000	121,284
Time Warner Cable, Inc., 8.25%, 4/1/19	300,000	308,588
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/28 (b)(e)	135,000	27,829
2/15/31 (b)(e)	196,000	31,431
2/15/43 (b)(e)	1,950,000	265,434
2/15/45 (b)(e)	339,771	44,595
Valero Energy Corp., 9.375%, 3/15/19	150,000	154,855

	Principal
Corporate Bonds - Cont'd	Amount	Value
Verizon Communications, Inc., 6.35%, 4/1/19	$500,000	$493,420
Verizon North, Inc., 5.634%, 1/1/21 (e)	15,000	14,111
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	400,000	144,000
Wells Fargo Bank:
6.584%, 9/1/27 (e)	100,000	111,453
6.734%, 9/1/47 (e)	100,000	115,514
Woodside Finance Ltd., 8.75%, 3/1/19 (e)	200,000	201,520
Xstrata Finance Dubai Ltd., 1.581%, 11/13/09 (e)(r)	200,000	190,324

Total Corporate Bonds (Cost $17,886,786)		15,459,234

Taxable Municipal Obligations - 5.4%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.47%, 3/1/18	30,000	30,485
Anaheim California Redevelopment Agency Tax Allocation Bonds,
6.506%, 2/1/31	125,000	111,299
California Statewide Communities Development Authority Revenue
Bonds, 5.61%, 8/1/14	30,000	32,320
Camarillo California Community Development Commission Tax
Allocation Bonds, 5.78%, 9/1/26	30,000	21,457
Cook County Illinois School District GO Bonds, Zero Coupon,
12/1/24	25,000	7,505
East Lansing Michigan GO Bonds, 5.00%, 4/1/14	85,000	88,955
Ewing Township New Jersey School District GO Bonds, 4.80%,
5/1/16	10,000	10,226
Fairfield California PO Revenue Bonds:
5.22%, 6/1/20	15,000	13,348
5.34%, 6/1/25	15,000	12,433
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	25,000	23,559
Fort Wayne Indiana Redevelopment District Revenue Bonds, 5.24%,
6/1/21	25,000	22,749
Georgetown University Washington DC Revenue Bonds, 7.22%,
4/1/19	300,000	324,252
Grant County Washington Public Utility District No. 2
Revenue Bonds:
5.29%, 1/1/20	25,000	23,131
5.48%, 1/1/21	10,000	9,302
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	15,000	14,856
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	70,000	66,102
Jackson & Williamson Counties Illinois Community High School
District GO Bonds, Zero Coupon, 12/1/21	180,000	74,401
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	15,000	13,746
Kern County California PO Revenue Bonds, Zero Coupon,
8/15/20	125,000	47,215
La Mesa California COPs, 6.32%, 8/1/26	30,000	28,859
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.95%, 12/1/25	50,000	44,696

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Leland Stanford Jr. University California Revenue Bonds, 6.875%,
2/1/24	$100,000	$108,350
Linden New Jersey GO Revenue Bonds, 5.63%, 4/1/21	60,000	52,643
Metropolitan Washington DC Airport Authority System Revenue
Bonds, 5.69%, 10/1/30	15,000	14,064
Moreno Valley California Public Financing Authority Revenue Bonds,
5.549%, 5/1/27	50,000	40,131
Nashville & Davidson County Tennessee Water & Sewage Revenue
Bonds, 4.74%, 1/1/15	80,000	82,512
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.87%, 6/1/27	50,000	40,912
New York City IDA Revenue Bonds, 6.027%, 1/1/46	30,000	26,153
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	120,000	55,207
Oakland California Redevelopment Agency Tax Allocation Bonds,
5.411%, 9/1/21	30,000	25,370
Orange County California PO Revenue Bonds, Zero Coupon, 9/1/14	95,000	68,524
Oregon State Local Governments GO Bonds, Zero Coupon, 6/1/18	100,000	54,924
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/16	25,000	17,056
6/30/18	30,000	16,993
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/20	25,000	8,778
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	10,000	9,482
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/27	250,000	58,795
8/1/28	175,000	37,963
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	40,000	37,439
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	15,000	12,903
Santa Cruz County California Redevelopment Agency Tax Allocation
Revenue Bonds, 5.50%, 9/1/20	40,000	36,418
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.36%, 8/1/16	40,000	39,954
St. Paul Minnesota Sales Tax Revenue Bonds, 6.125%, 11/1/25	50,000	46,436
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	40,000	39,135
Thousand Oaks California Redevelopment Agency Tax Allocation
Bonds, 5.25%, 12/1/21	50,000	42,950
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	15,000	11,573
5.442%, 7/1/50	10,000	7,774
Virginia State Housing Development Authority Revenue Bonds,
6.32%, 8/1/19	500,000	509,425
West Contra Costa California Unified School District COPs,
5.03%, 1/1/20	15,000	12,924
West Covina California Public Financing Authority Lease Revenue
Bonds, 6.05%, 6/1/26	40,000	33,521

Total Taxable Municipal Obligations (Cost $2,728,931)		2,569,205

U.S. Government Agencies	Principal
and Instrumentalities - 47.5%	Amount	Value
Federal Home Loan Bank Discount Notes, 4/1/09	$22,600,000	$22,600,000
New Valley Generation V, 4.929%, 1/15/21	37,017	37,890

Total U.S. Government Agencies And Instrumentalities (Cost $22,636,037)	22,637,890

U.S. Treasury - 4.2%
United States Treasury Bonds:
5.375%, 2/15/31	35,000	44,177
4.50%, 5/15/38	1,215,000	1,420,411
3.50%, 2/15/39	300,000	297,000
United States Treasury Notes, 2.75%, 2/15/19	250,000	251,484

Total U.S. Treasury (Cost $1,975,471)		2,013,072

Equity Securities - 0.0%	Shares
Conseco, Inc.*	1,712	1,575

Total Equity Securities (Cost $30,993)		1,575

TOTAL INVESTMENTS (Cost $47,137,439) - 93.5%		44,528,452
Other assets and liabilities, net - 6.5%		3,113,449
Net Assets - 100%		$47,641,901

Futures Purchased:	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Notes	35	6/09	$4,342,734	$20,182
30 Year U.S. Treasury Bonds	85	6/09	11,024,766	271,716
Total Purchased				$291,898

Sold:
2 Year U.S. Treasury Notes	122	6/09	$26,582,656	($47,290)
5 Year U.S. Treasury Notes	5	6/09	593,828	(8,367)
Total Sold				($55,657)

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) This security defaulted on interest payments during the period.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF (the "Bank") on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

Abbreviations:
COPs: Certificates of Participation	LP: Limited Partnership
GO: General Obligation	MFH: Multi-Family Housing
IDA: Industrial Development Authority	PO: Pension Obligation
LLC: Limited Liability Corporation

See notes to financial statements.

Statement of Assets and Liabilities
March 31, 2009
Assets
Investments in securities, at value (Cost $47,137,439) - see accompanying schedule	$44,528,452
Cash	152,674
Receivable for securities sold	3,341,579
Receivable for futures variation margin	42,820
Receivable for shares sold	499,583
Interest and dividends receivable	223,211
Other assets	261,639
Total assets	49,049,958

Liabilities
Payable for securities purchased	1,206,324
Payable for shares redeemed	137,379
Payable to Calvert Asset Management Company, Inc.	22,105
Payable to Calvert Administrative Services Company	11,514
Payable to Calvert Shareholder Services, Inc.	986
Payable to Calvert Distributors, Inc.	9,595
Accrued expenses and other liabilities	20,154
Total liabilities	1,408,057
Net Assets	$47,641,901

Net Assets Consist of:
Paid-in capital applicable to 3,095,657 shares of
beneficial interest, unlimited number of no par
shares authorized	$47,716,244
Undistributed net investment income	19,210
Accumulated net realized gain (loss) on investments	2,279,193
Net unrealized appreciation (depreciation) on investments	(2,372,746)

Net Assets	$47,641,901

Net Asset Value Per Share	$15.39

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2009
Net Investment Income
Investment Income:
Interest income	$952,193
Total investment income	952,193

Expenses:
Investment advisory fee	71,198
Administrative fees	53,398
Transfer agency fees and expenses	52,996
Trustees' fees and expenses	1,028
Distribution Plan expenses	44,499
Custodian fees	16,973
Accounting fees	2,841
Registration fees	8,433
Reports to shareholders	7,512
Professional fees	9,730
Miscellaneous	1,112
Total expenses	269,720
Reimbursement from Advisor	(40,812)
Fees paid indirectly	(6,415)
Net expenses	222,493
Net Investment Income	729,700

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,239,226
Futures	292,951
2,532,177

Change in unrealized appreciation (depreciation) on:
Investments	(1,636,393)
Futures	266,473
(1,369,920)

Net Realized and Unrealized Gain
(Loss)	1,162,257

Increase (Decrease) in Net Assets
Resulting From Operations	$1,891,957

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$729,700	$787,214
Net realized gain (loss) on investments	2,532,177	815,596
Change in unrealized appreciation (depreciation)	(1,369,920)	(948,863)

Increase (Decrease) in Net Assets
Resulting From Operations	1,891,957	653,947

Distributions to shareholders from:
Net investment income	(713,741)	(779,160)
Net realized gain	(989,458)	(317,167)
Total distributions	(1,703,199)	(1,096,327)

Capital share transactions:
Shares sold	24,607,826	23,647,400
Reinvestment of distributions	1,427,318	958,721
Redemption fees	3,116	2,068
Shares redeemed	(8,116,854)	(6,773,239)
Total capital share transactions	17,921,406	17,834,950

Total Increase (Decrease) in Net Assets	18,110,164	17,392,570

Net Assets
Beginning of period	29,531,737	12,139,167
End of period (including undistributed
net investment income of $19,210 and
$3,251, respectively)	$47,641,901	$29,531,737

Capital Share Activity
Shares sold	1,623,699	1,507,320
Reinvestment of distributions	94,996	61,307
Shares redeemed	(536,230)	(432,496)
Total capital share activity	1,182,465	1,136,131

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Long-Term Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2009, securities valued at $1,722,744, or 3.6% of net assets were fair valued in good faith under the direction of the Board of Trustees.

Effective October 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009:

	Investments	Other
Valuation Inputs	in Securities	Financial Instruments*
Level 1 - Quoted Prices	$2,014,647	$236,241
Level 2 - Other Significant Observable Inputs	40,791,061	--
Level 3 - Significant Unobservable Inputs	1,722,744	--
Total	$44,528,452	$236,241

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of 9/30/08	$1,214,650
Accrued discounts/ premiums	11,023
Realized gain (loss)	24,788
Change in unrealized appreciation (depreciation)	(246,347)
Net purchases (sales)	426,207
Transfers in and/ or out of Level 3	292,423
Balance as of 3/31/09	$1,722,744

For the period ended March 31, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($530,343). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 16.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. The contractual expense cap is 1.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .30% of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A.

The Distributor received $9,123 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $4,386 for the six months ended March 31, 2009. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $35,067,030 and $28,250,319, respectively. U.S. government security purchases and sales were $64,402,541 and $72,242,380, respectively.

The cost of investments owned at March 31, 2009 for federal income tax purposes was $47,170,319. Net unrealized depreciation aggregated $2,641,867, of which $324,137 related to appreciated securities and $2,966,004 related to depreciated securities.

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2009, there were $300,000 such sales transactions.

Note D -- Line of Credit

A financing agreement is in place with certain Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2009. For the six months ended March 31, 2009, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$10,646	0.76%	$554,625	November 2008

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$15.44	$15.62	$15.36
Income from investment operations
Net investment income	.31	.62	.62
Net realized and unrealized gain (loss)	.43	.20	.27
Total from investment operations	.74	.82	.89
Distributions from
From net investment income	(.30)	(.61)	(.61)
Net realized gain	(.49)	(.39)	(.02)
Total distributions	(.79)	(1.00)	(.63)
Total increase (decrease) in net asset value	(.05)	(.18)	.26
Net asset value, ending	$15.39	$15.44	$15.62

Total return*	5.03%	5.31%	5.92%
Ratios to average net assets:A
Net investment income	4.10% (a)	3.96%	4.09%
Total expenses	1.52% (a)	1.66%	2.03%
Expenses before offsets	1.29% (a)	1.28%	1.30%
Net expenses	1.25% (a)	1.25%	1.25%
Portfolio turnover	416%	604%	767%
Net assets, ending (in thousands)	$47,642	$29,532	$12,139

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005^
Net asset value, beginning	$15.52	$15.00
Income from investment operations
Net investment income	.58	.27
Net realized and unrealized gain (loss)	.08	.52
Total from investment operations	.66	.79
Distributions from
From net investment income	(.58)	(.27)
Net realized gain	(.24)	--
Total distributions	(.82)	(.27)
Total increase (decrease) in net asset value	(.16)	.52
Net asset value, ending	$15.36	$15.52

Total return*	4.49%	5.29%**
Ratios to average net assets:A
Net investment income	4.04%	2.41% (a)
Total expenses	3.76%	6.82% (a)
Expenses before offsets	1.55%	1.51% (a)
Net expenses	1.25%	1.25% (a)
Portfolio turnover	547%	931%
Net assets, ending (in thousands)	$4,995	$2,051

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Total return would have been 5.15% without the payment by affiliate. On March 30, 2005, the Advisor voluntarily contributed $2,658 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

^ From December 31, 2004, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 3, 2008, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its Lipper peer group by an independent third party in its report. This comparison indicated that for the one-year period ended June 30, 2008, the Fund's performance was above the median of its peer group. The data also indicated that the Fund outperformed its Lipper index for the same one-year period. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Class A shares of the Fund, noting that the Advisor was currently reimbursing fund expenses. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class A shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's size and potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate given the Fund's current size and that the Advisor was currently reimbursing fund expenses in excess of the entire advisory fee. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Long-Term Income Fund

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Suite 1000 North
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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

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

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March 31, 2009

Semi-Annual Report

Calvert Ultra-Short
Income Fund

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
7

Schedule of Investments
9

Statement of Assets and Liabilities
13

Statement of Operations
14

Statements of Changes in Net Assets
15

Notes to Financial Statements
16

Financial Highlights
21

Explanation of Financial Tables
22

Proxy Voting and Availability of Quarterly Portfolio Holdings
24

Basis for Board's Approval of Investment Advisory Contract
24

Dear Shareholder:

The six months ended March 31, 2009 was a period of extraordinary turmoil and challenge in the financial markets. The financial system moved from the brink of collapse at the end of 2008 to showing some signs of stabilization in 2009. In an unprecedented fashion, virtually all major asset classes plummeted during September and October 2008 following the failure of brokerage firm Lehman Brothers. It was an extremely difficult period for all investors, particularly those whose portfolios were not shielded by the traditionally more stable fixed-income asset class. While many bond funds posted losses, they were generally not as dramatic as the declines in equity portfolios.

Facing an uncertain business and credit environment, and a faltering global economy, investors fled to the perceived safety of Treasuries and money market funds despite their low yields. By year-end, the yields of corporate bonds stood at historically high levels compared to the yields of Treasuries with similar maturities. The Barclays Capital U.S. Credit Index ended the year with a yield spread over comparable Treasuries of 515 basis points (a basis point is 0.01 percentage points), compared to a 10-year monthly average of approximately 150 basis points. In early 2009, however, the credit markets started to thaw as investors snapped up new corporate bond issues. By March, investors' enthusiasm for corporate debt had moderated.

Against this volatile backdrop, Calvert's fixed-income funds were not immune to the credit market turmoil. However, intensive credit-quality research and relative-value analysis did help us moderate, to some extent, the declines in the fixed-income portfolios that we manage.

Relief for Markets Under Pressure

Fortunately, in our view, government intervention to shore up the financial system and reinvigorate the economy has begun to take hold. The Federal Reserve and Treasury are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Partnership, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe investor confidence will be restored and our financial systems will recover--slowly, and with new financial oversight, transparency, and regulations in place. As the markets grow more convinced that the global recovery has legs, we expect to see greater investor demand for assets offering higher yield and total return potential.

Confidence in Calvert Funds

As we move through the recession, with the potential for default rates still high, credit research and security selection will continue to be of paramount importance. In this challenging environment, Calvert will bring our 30 years of fixed-income experience to bear. Our taxable fixed-income portfolio management team, led by Senior Vice President Greg Habeeb, will continue to follow its time-tested strategy that seeks to optimize duration, yield curve positioning, sector allocation, and credit quality analysis in selecting securities for our portfolios. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given shift in interest rates.)

In December 2008, Calvert became investment advisor to Calvert High Yield Bond Fund and Calvert Short-Term Government Fund, which are portfolios formerly managed by Summit Investment Partners. In addition, on December 31, 2008, we launched Calvert Government Fund. We look forward to managing these Funds, which will give Calvert investors more ways to diversify their bond fund allocations.

Recently, Calvert Long-Term Income Fund (Class A shares) was among the winners of the 2009 Lipper award, marking its second consecutive year of winning the award. The award is given to the Fund with the highest score for consistent returns relative to its peers. Calvert Long-Term Income Fund was ranked first among 116 funds in the corporate debt BBB rated category as of December 31, 2008, based on its three-year risk-adjusted returns.1

Winning the Lipper award once again validates our investment team's active management strategy that relies on rigorous analysis and independent thinking--an approach we use across all our fixed-income funds.

Consult with Your Financial Advisor

If you're concerned about how to navigate the current market environment, talk with your financial advisor about whether your allocation to bonds is appropriate and well-diversified, given your goals, time horizon, and risk attitudes.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals. We are committed to continuing our efforts to identify opportunities that emerge in the fixed-income markets while we seek to meet our investors' long-term goals for stability and income. As always, we appreciate your business and hope to continue to serve you in the months and years to come.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2009

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns. The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return value within each eligible classification determines the fund classification winner over three, five, or 10 years. Lipper Fund Awards are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Source: Lipper, Inc.

Past performance is no guarantee of future results. Please keep in mind investment in mutual funds involves risk, including possible loss of principal invested.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the six months ended March 31, 2009, Calvert Ultra-Short Income Fund Class A shares (at NAV) returned 1.24% versus 1.70% for the benchmark Barclays Capital Short Treasury 9-12 Month Index. A short duration relative to the Index hurt performance, as did exposure to several bonds that were significantly marked down during the period. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest rate movements.)

Investment Climate

The period can be broken down into two distinct halves. From October through December, a widespread panic that major global financial firms would fall like dominoes in the aftermath of the Lehman Brothers collapse roiled the credit markets. The markets for long-term credit froze and short-term money markets seized up until a variety of government programs helped calm the market before year-end. The difference in yields between bonds of high and low credit quality soared to record highs as

Portfolio Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/09	12 Months ended 3/31/09
Class A	1.24%	3.46%
Barclays Capital Short Treasury 9-12 Month Index**	1.70%	2.63%
Lipper Ultra-Short Obligations Funds Average	-3.10%	-4.47%

Maturity Schedule
	Weighted Average
	3/31/09	9/30/08
	94 days	94 days

SEC Yield
	30 days ended
	3/31/09	9/30/08
	1.91%	2.23%

Economic Sectors	% of total investments

Asset Backed Securities	16.0%
Basic Materials	0.2%
Communications	1.5%
Consumer, Cyclical	1.1%
Consumer, Non-cyclical	1.8%
Financial	30.1%
Government	47.2%
Industrial	0.4%
Mortgage Securities	0.2%
Technology	0.4%
Utilities	1.1%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 1.25% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

________________________________________________

liquidity evaporated from the markets.

The impact of the then 18-month-old crisis in the credit markets on the overall U.S. economy worsened. In the fourth quarter of 2008, economic growth, as measured by gross domestic product (GDP), declined at a 6.3% annual pace1--the worst quarterly performance since 1982. Concerns spread about a protracted recession. In December, the Fed cut the federal funds rate, its target interest rate, to near zero percent and aggressively sought to push down mortgage rates by buying mortgage-backed securities.

In the first quarter of 2009, most sectors of the credit markets thawed at least a bit and the window for new issues of investment-grade corporate bonds opened wide. The government also undertook a number of new initiatives to get the credit taps flowing to consumers again. On the other hand, two major U.S. automakers moved toward bankruptcy and several "rescued" organizations needed more government capital. Still, a relaxation of accounting rules and concrete signs of global cooperation at the G20 meeting cheered equity and credit markets at quarter-end.

During the reporting period, the yield on the benchmark 10-year Treasury note fell more than one percentage point to 2.71%. The rush to safety caused Treasury bill yields to plunge to the lowest levels since World War II, with the three-month T-bill yield falling to 0.21%.2 Headline inflation slid to a 0.2% pace for February 2009 while core inflation was 1.8%.3 GDP was expected to shrink at a 4.6% pace during the first quarter of 2009.4

Portfolio Strategy

The Fund was managed throughout the period with a short duration relative to the passive benchmark, which hurt performance in a period when interest rates fell significantly. The Fund's exposure to several particular corporate bonds and industry sectors hurt returns.

This includes a small allocation to securities issued by an Icelandic bank that was nationalized by the Icelandic government in early October. Their valuation fell to almost zero in the fourth quarter of 2008 before rebounding slightly in early 2009. Price markdowns on many corporate bonds, including Tier 1 Capital notes (which are issued by banks to meet regulatory capital requirements), also negatively impacted returns.

On the other hand, a position in an auction-rate security producing a high level of

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	2.15%
Since Inception	3.57%
(10/31/06)

Past performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

___________________________________

income boosted returns. Active trading of U.S. Treasury securities also helped offset some of the negative impact of the credit markdowns and short relative duration.

Outlook

We expect the credit markets to continue to recover but do not expect a return to the heady times of a few years ago. Since financial institutions must rebuild capital, they are not inclined to flood their balance sheets with new loans. Continued government intervention in the credit markets will remain a signature of this financial crisis.

Overall, we expect the economy will contract for 2009, with the worst quarters in the first half of 2009. We also believe the federal funds rate will remain near zero percent. The good news for investors is that we do not expect a protracted period of consumer price deflation as seen earlier this decade in Japan.

April 2009

1 GDP data source: Commerce Department.

2 All interest rates data source: Federal Reserve.

3 Source: Bureau of Labor Statistics consumer price indexes.

4 Source: Wall Street Journal Economic Forecasting Survey, March 2009.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Actual	$1,000.00	$1,012.40	$4.47
Hypothetical	$1,000.00	$1,020.49	$4.48
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 182/365.

Schedule of Investments
March 31, 2009
	PRINCIPAL
ASSET BACKED SECURITIES - 14.9%	AMOUNT	VALUE
AmeriCredit Automobile Receivables Trust:
4.87%, 12/6/10	$26,989	$26,808
5.20%, 3/6/11	82,286	81,123
5.56%, 9/6/11	18,942	18,660
5.21%, 10/6/11	24,876	23,629
0.598%, 5/6/12 (r)	308,468	282,719
4.63%, 6/6/12	384,962	363,997
1.168%, 7/6/12 (r)	120,319	112,889
Americredit Prime Automobile Receivable, 5.27%, 11/8/11	157,748	155,172
Banc of America Securities Auto Trust, 5.18%, 6/18/10	86,186	86,438
Capital Auto Receivables Asset Trust:
5.04%, 5/17/10	49,763	49,889
0.616%, 7/15/10 (r)	102,558	98,453
4.73%, 9/15/10	884,000	872,511
0.656%, 2/15/11 (r)	100,000	89,691
5.00%, 4/15/11	165,355	165,556
4.98%, 5/15/11	271,979	272,285
1.256%, 11/15/11 (r)	500,000	468,423
0.836%, 2/15/14 (r)	389,207	359,601
Capital One Auto Finance Trust, 0.596%, 10/15/12 (r)	646,321	589,994
Carmax Auto Owner Trust, 1.256%, 4/15/11 (r)	409,559	403,636
Daimler Chrysler Auto Trust:
4.20%, 7/8/10	108,053	107,920
4.98%, 2/8/11	172,615	173,197
4.98%, 11/8/11	50,000	49,405
Ford Credit Auto Owner Trust:
1.156%, 7/15/10 (r)	71,502	70,609
5.26%, 10/15/10	208,456	209,154
5.16%, 11/15/10	179,930	180,755
5.07%, 12/15/10	186,492	186,277
GE Capital Credit Card Master Note Trust, 0.596%, 3/15/13 (r)	160,000	152,467
GE Dealer Floorplan Master Note Trust, 0.555%, 4/20/11 (r)	75,000	74,653
GS Auto Loan Trust:
5.39%, 12/15/11	128,067	130,051
4.56%, 11/15/13	94,052	94,020
Harley-Davidson Motorcycle Trust:
1.456%, 11/15/11 (r)	95,463	93,552
5.10%, 5/15/12	403,689	404,894
Household Automotive Trust:
5.43%, 6/17/11	192,257	192,092
5.61%, 8/17/11	70,101	69,740
5.28%, 9/17/11	95,363	94,983
4.35%, 6/18/12	235,707	227,889
4.55%, 7/17/12	110,391	107,433
Hyundai Auto Receivables Trust, 4.18%, 2/15/12	118,973	119,495
Triad Auto Receivables Owner Trust:
4.77%, 1/12/11	7,579	7,562
5.35%, 3/14/11	3,341	3,334
SEMI-ANNUAL REPORT (UNAUDITED) CALVERT ULTRA-SHORT INCOME
	PRINCIPAL
ASSET BACKED SECURITIES - CONT'D	AMOUNT	VALUE
Triad Auto Receivables Owner Trust (Cont'd):
5.28%, 2/13/12	$600,000	$591,071
4.22%, 6/12/12 (b)	56,470	54,493
Wachovia Auto Loan Owner Trust, 5.10%, 7/20/11 (e)	46,902	46,972
WFS Financial Owner Trust:
4.57%, 11/19/12	41,862	41,672
4.39%, 5/17/13	59,651	59,519
Total Asset-Backed Securities (Cost $7,942,053)		8,064,683
COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.2%
Adjustable Rate Mortgage Trust, 0.922%, 2/25/35 (b)(r)	4,290	1,998
Impac CMB Trust:
1.302%, 10/25/34 (r)	4,664	2,378
0.782%, 4/25/35 (r)	5,478	2,067
0.792%, 5/25/35 (r)	53,614	22,058
MLCC Mortgage Investors, Inc.:
0.892%, 3/25/28 (r)	26,524	17,855
0.752%, 4/25/29 (r)	11,533	8,641
0.802%, 7/25/29 (r)	16,682	11,000
0.752%, 3/25/30 (r)	7,231	5,009
Sequoia Mortgage Trust, 0.865%, 11/20/34 (r)	33,863	19,520
Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $140,237)		90,526
CORPORATE BONDS - 33.9%
Ahold Finance USA, Inc., 6.25%, 5/1/09	300,000	296,250
American Express Centurion Bank, 0.637%, 7/13/10 (r)	60,000	55,182
American Express Credit Corp., 0.578%, 4/6/09 (r)	120,000	119,956
BAC Capital Trust XV, 2.061%, 6/1/56 (r)	1,600,000	396,981
Bank of America Corp., 1.474%, 4/30/12 (r)	500,000	502,241
Bear Stearns Co's, Inc.:
1.554%, 9/9/09 (r)	150,000	149,204
1.341%, 2/23/10 (r)	150,000	148,222
BP Capital Markets plc, 2.316%, 3/17/11 (r)	750,000	747,296
Capital One Financial Corp., 1.573%, 9/10/09 (r)	575,000	560,460
Cargill, Inc., 2.383%, 1/21/11 (e)(r)	75,000	74,812
Caterpillar Financial Services Corp.:
1.448%, 10/9/09 (r)	400,000	394,838
1.691%, 2/8/10 (r)	50,000	49,030
1.736%, 8/6/10 (r)	70,000	67,428
1.976%, 6/24/11 (r)	200,000	186,875
Chase Capital VI, 1.795%, 8/1/28 (r)	250,000	101,907
CIT Group, Inc.:
1.358%, 8/17/09 (r)	20,000	18,450
1.451%, 3/12/10 (r)	30,000	24,225
Citigroup Funding, Inc.:
0.523%, 4/23/09 (r)	50,000	49,855
1.226%, 6/26/09 (r)	300,000	294,816
1.514%, 4/30/12 (r)	500,000	502,993
SEMI-ANNUAL REPORT (UNAUDITED) CALVERT ULTRA-SHORT INCOME
	PRINCIPAL
CORPORATE BONDS - CONT'D	AMOUNT	VALUE
Citigroup, Inc., 1.336%, 5/18/11 (r)	$100,000	$80,749
Comcast Corp., 1.46%, 7/14/09 (r)	700,000	696,647
Discover Financial Services, 1.861%, 6/11/10 (r)	60,000	51,828
Dominion Resources, Inc., 2.366%, 6/17/10 (r)	90,000	88,476
FMG Finance Pty Ltd., 5.261%, 9/1/11 (e)(r)	55,000	46,750
Ford Motor Co., 7.125%, 11/15/25	120,000	34,800
General Electric Capital Corp., 1.584%, 6/8/12 (r)	150,000	150,470
Giants Stadium LLC:
0.612%, 4/1/47 (b)(e)(r)	1,500,000	1,500,000
0.62%, 4/1/47 (b)(e)(r)	1,000,000	1,000,000
Glitnir Banki HF:
2.95%, 10/15/08 (b)(v)(y)	120,000	14,400
4/20/10 (b)(e)(r)(w)(y)	50,000	6,000
3.226%, 1/21/11 (b)(e)(r)(w)(y)	30,000	3,600
Goldman Sachs Group, Inc.:
6.65%, 5/15/09	275,000	275,878
1.455%, 7/23/09 (r)	150,000	148,845
1.491%, 11/9/11 (r)	500,000	501,547
1.516%, 3/15/12 (r)	300,000	300,674
1.832%, 9/29/14 (r)	250,000	182,024
Hewlett-Packard Co., 3.00%, 2/24/11 (r)	200,000	201,511
Home Depot, Inc., 1.445%, 12/16/09 (r)	500,000	490,067
HRPT Properties Trust, 1.92%, 3/16/11 (r)	150,000	113,028
Ingersoll-Rand Global Holding CoLtd., 2.731%, 8/13/10 (r)	150,000	139,324
John Deere Capital Corp.:
1.373%, 10/16/09 (r)	500,000	497,794
1.843%, 1/18/11 (r)	100,000	95,793
2.043%, 6/10/11 (r)	300,000	285,528
JPMorgan Chase & Co.:
7.00%, 11/15/09	50,000	51,020
1.623%, 1/22/10 (r)	50,000	49,431
1.362%, 4/1/11 (r)	500,000	499,525
1.55%, 6/15/12 (r)	300,000	300,817
JPMorgan Chase Capital XXIII, 2.238%, 5/15/47 (r)	250,000	97,295
Koninklijke Philips Electronics NV, 2.463%, 3/11/11 (r)	70,000	66,946
M&I Marshall & Ilsley Bank, 1.536%, 12/4/12 (r)	25,000	18,682
Merrill Lynch & Co., Inc.:
0.611%, 6/26/09 (r)	550,000	544,961
1.328%, 8/14/09 (r)	50,000	48,699
MetLife, Inc., 1.542%, 6/29/12 (r)	600,000	600,433
Monumental Global Funding III, 1.638%, 8/17/09 (e)(r)	200,000	199,970
Morgan Stanley, 1.521%, 2/10/12 (r)	200,000	199,216
NationsBank Cap Trust III, 1.644%, 1/15/27 (r)	30,000	10,181
Pepco Holdings, Inc., 1.886%, 6/1/10 (r)	475,000	443,133
Pfizer, Inc., 3.249%, 3/15/11 (r)	500,000	510,130
PNC Funding Corp., 1.42%, 4/1/12 (r)	500,000	499,248
ProLogis, 1.496%, 8/24/09 (r)	200,000	187,282
Reed Elsevier Capital, Inc., 1.65%, 6/15/10 (r)	75,000	73,706
SABMiller plc, 1.735%, 7/1/09 (e)(r)	25,000	24,757
Skyway Concession CoLLC, 1.512%, 6/30/17 (b)(e)(r)	60,000	48,548
SLM Corp., 1.299%, 7/27/09 (r)	210,000	202,130
Sovereign Bank, 2.88%, 8/1/13 (b)(r)	20,000	15,179
State Street Bank and Trust Co., 1.499%, 9/15/11 (r)	500,000	501,060

	PRINCIPAL
CORPORATE BONDS - CONT'D	AMOUNT	VALUE
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	$400,000	$144,000
Wells Fargo & Co., 1.44%, 6/15/12 (r)	500,000	500,040
Weyerhaeuser Co., 2.223%, 9/24/09 (r)	60,000	58,386
Xstrata Finance Dubai Ltd., 1.581%, 11/13/09 (e)(r)	800,000	761,296
Total Corporate Bonds (Cost $18,587,037)		18,302,825

TAXABLE MUNICIPAL OBLIGATIONS - 0.3%
CIDC-Hudson House LLC New York Revenue VRDN,
3.75%, 12/1/34 (r)	50,000	50,000
Middletown New York IDA Revenue VRDN, 3.75%, 6/1/15 (r)	50,000	50,000
SunAmerica Trust Revenue VRDN, 1.70%, 7/1/41 (r)	44,000	44,000
Total Taxable Municipal Obligations (Cost $144,000)		144,000

U.SGOVERNMENT AGENCIES AND INSTRUMENTALITIES - 43.6%
Federal Home Loan Bank Discount Notes, 4/1/09	23,600,000	23,600,000
Total U.S. Government Agencies And Instrumentalities (Cost $23,600,000)		23,600,000

CERTIFICATES OF DEPOSIT - 0.1%
Deutsche Bank, 1.909%, 6/18/10 (r)	80,000	78,691
Total Certificates Of Deposit (Cost $80,000)		78,691

TOTAL INVESTMENTS (Cost $50,493,327) - 93.0%		50,280,725
Other assets and liabilities, net - 7.0%		3,795,266

NET ASSETS - 100%		$54,075,991

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(v) This security defaulted on principal and interest payment during the period.

(w) This security defaulted on interest payments during the period.

(y) The government of Iceland took control of Glitnir Bank HF (the "Bank") on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

Abbreviations:
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Assets and Liabilities
March 31, 2009
Assets
Investments in securities, at value (Cost $50,493,327) - see accompanying schedule	$50,280,725
Cash	181,111
Receivable for securities sold	4,550,033
Receivable for shares sold	594,528
Interest and dividends receivable	66,714
Other assets	7,487
Total assets	55,680,598

Liabilities
Payable for securities purchased	1,465,223
Payable for shares redeemed	87,847
Payable to Calvert Asset Management Company, Inc.	12,042
Payable to Calvert Administrative Services Company	10,828
Payable to Calvert Shareholder Services, Inc.	345
Payable to Calvert Distributors, Inc.	10,828
Accrued expenses and other liabilities	17,494
Total liabilities	1,604,607
Net Assets	$54,075,991

Net Assets Consist of:
Paid-in capital applicable to 3,621,148 shares of
beneficial interest, unlimited number of no par
shares authorized	$54,185,216
Undistributed net investment income	42,658
Accumulated net realized gain (loss) on investments	60,719
Net unrealized appreciation (depreciation) on investments	(212,602)

Net Assets	$54,075,991

Net Asset Value Per Share	$14.93

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2009
Net Investment Income
Investment Income:
Interest income	$781,024

Expenses:
Investment advisory fee	61,078
Administrative fees	50,898
Transfer agency fees and expenses	62,665
Distribution Plan expenses	50,898
Trustees' fees and expenses	710
Custodian fees	16,342
Accounting fees	3,300
Registration fees	7,828
Reports to shareholders	2,790
Professional fees	9,530
Miscellaneous	1,061
Total expenses	267,100
Reimbursement from Advisor	(74,176)
Fees paid indirectly	(11,727)
Net expenses	181,197

Net Investment Income	599,827

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	86,497
Change in unrealized appreciation (depreciation)	(81,358)

Net Realized and Unrealized Gain
(Loss) on Investments	5,139

Increase (Decrease) in Net Assets
Resulting From Operations	$604,966

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$599,827	$301,011
Net realized gain (loss) on investments	86,497	46,817
Change in unrealized appreciation (depreciation)	(81,358)	(112,649)

Increase (Decrease) in Net Assets
Resulting From Operations	604,966	235,179

Distributions to shareholders from:
Net investment income	(558,853)	(295,804)
Net realized gain	(75,369)	(23,059)
Total distributions	(634,222)	(318,863)

Capital share transactions:
Shares sold	35,682,402	27,002,128
Reinvestment of distributions	568,213	283,926
Redemption fees	495	5,555
Shares redeemed	(9,478,427)	(3,130,982)
Total capital share transactions	26,772,683	24,160,627

Total Increase (Decrease) in Net Assets	26,743,427	24,076,943

Net Assets
Beginning of period	27,332,564	3,255,621
End of period (including undistributed net investment
income of $42,658 and $1,684, respectively)	$54,075,991	$27,332,564

Capital Share Activity
Shares sold	2,392,916	1,799,215
Reinvestment of distributions	38,160	18,953
Shares redeemed	(635,605)	(208,909)
Total capital share activity	1,795,471	1,609,259

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Ultra-Short Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Prior to September 30, 2008, the fund was known as Calvert Ultra-Short Floating Income Fund. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 1.25%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2009, securities valued at $2,644,218, or 4.9% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

Effective October 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	--
Level 2 - Other Significant Observable Inputs	$47,636,507
Level 3 - Significant Unobservable Inputs	2,644,218
Total	$50,280,725

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of 9/30/08	$49,267
Accrued discounts/ premiums	78
Realized gain (loss)	--
Change in unrealized appreciation (depreciation)	(106,398)
Net purchases (sales)	2,674,493
Transfers in and/ or out of Level 3	26,778
Balance as of 3/31/09	$2,644,218

For the period ended March 31, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($152,534). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 12.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for any prior open fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .30% of the first $1 billion of the Fund's average daily net assets, and .29% of all assets above $1 billion.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. The contractual expense cap is .89%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A.

The Distributor received $3,697 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $1,413 for the six months ended March 31, 2009. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $28,355,564 and $11,715,474, respectively. U.S. government security purchases and sales were $15,242,132 and $15,351,148, respectively.

The cost of investments owned at March 31, 2009 for federal income tax purposes was $50,495,168. Net unrealized depreciation aggregated $214,443, of which $269,517 related to appreciated securities and $483,960 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with certain Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit during the six months ended March 31, 2009.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009	2008	2007^
Net asset value, beginning	$14.97	$15.04	$15.00
Income from investment operations
Net investment income	.20	.60	.61
Net realized and unrealized gain (loss)	(.02)	.04	.03
Total from investment operations	.18	.64	.64
Distributions from
Net investment income	(.19)	(.61)	(.60)
Net realized gain	(.03)	(.10)	--
Total distributions	(.22)	(.71)	(.60)
Total increase (decrease) in net asset value	(.04)	(.07)	.04
Net asset value, ending	$14.93	$14.97	$15.04

Total return*	1.24%	4.34%	4.34%
Ratios to average net assets:A
Net investment income	2.95% (a)	3.57%	4.52% (a)
Total expenses	1.31% (a)	2.09%	3.90% (a)
Expenses before offsets	.95% (a)	.92%	1.05% (a)
Net expenses	.89% (a)	.89%	.89% (a)
Portfolio turnover	176%	475%	506%
Net assets, ending (in thousands)	$54,076	$27,333	$3,256

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end sales charge.

^ From October 31, 2006, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 3, 2008, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement.

The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund's performance was above the median of its peer group for the one-year period ended June 30, 2008. The data also indicated that the Fund outperformed its Lipper index for the same one-year period. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board also took into account the Advisor's current undertakings to maintain expense limitations for the Fund, noting that the Advisor was currently reimbursing fund expenses in excess of the entire advisory fee for Class A shares. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class A shares. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board took into account that the Fund's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund's assets increased. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Ultra-Short Income Fund

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Calvert Group
c/o BFDS
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http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

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4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
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March 31, 2009

Semi-Annual Report

Calvert Government Fund

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President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
7

Schedule of Investments
9

Statement of Assets and Liabilities
11

Statement of Operations
12

Statement of Changes in Net Assets
13

Notes to Financial Statements
14

Financial Highlights
19

Explanation of Financial Tables
21

Proxy Voting and Availability of Quarterly Portfolio Holdings
23

Basis for Board's Approval of Investment Advisory Contract
23

Dear Shareholder:

The six months ended March 31, 2009 was a period of extraordinary turmoil and challenge in the financial markets. The financial system moved from the brink of collapse at the end of 2008 to showing some signs of stabilization in 2009. In an unprecedented fashion, virtually all major asset classes plummeted during September and October 2008 following the failure of brokerage firm Lehman Brothers. It was an extremely difficult period for all investors, particularly those whose portfolios were not shielded by the traditionally more stable fixed-income asset class. While many bond funds posted losses, they were generally not as dramatic as the declines in equity portfolios.

Facing an uncertain business and credit environment, and a faltering global economy, investors fled to the perceived safety of Treasuries and money market funds despite their low yields. By year-end, the yields of corporate bonds stood at historically high levels compared to the yields of Treasuries with similar maturities. The Barclays Capital U.S. Credit Index ended the year with a yield spread over comparable Treasuries of 515 basis points (a basis point is 0.01 percentage points), compared to a 10-year monthly average of approximately 150 basis points. In early 2009, however, the credit markets started to thaw as investors snapped up new corporate bond issues. By March, investors' enthusiasm for corporate debt had moderated.

Against this volatile backdrop, Calvert's fixed-income funds were not immune to the credit market turmoil. However, intensive credit-quality research and relative-value analysis did help us moderate, to some extent, the declines in the fixed-income portfolios that we manage.

Relief for Markets Under Pressure

Fortunately, in our view, government intervention to shore up the financial system and reinvigorate the economy has begun to take hold. The Federal Reserve and Treasury are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Partnership, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe investor confidence will be restored and our financial systems will recover--slowly, and with new financial oversight, transparency, and regulations in place. As the markets grow more convinced that the global recovery has legs, we expect to see greater investor demand for assets offering higher yield and total return potential.

Confidence in Calvert Funds

As we move through the recession, with the potential for default rates still high, credit research and security selection will continue to be of paramount importance. In this challenging environment, Calvert will bring our 30 years of fixed-income experience to bear. Our taxable fixed-income portfolio management team, led by Senior Vice President Greg Habeeb, will continue to follow its time-tested strategy that seeks to optimize duration, yield curve positioning, sector allocation, and credit quality analysis in selecting securities for our portfolios. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given shift in interest rates.)

In December 2008, Calvert became investment advisor to Calvert High Yield Bond Fund and Calvert Short-Term Government Fund, which are portfolios formerly managed by Summit Investment Partners. In addition, on December 31, 2008, we launched Calvert Government Fund. We look forward to managing these Funds, which will give Calvert investors more ways to diversify their bond fund allocations.

Recently, Calvert Long-Term Income Fund (Class A shares) was among the winners of the 2009 Lipper award, marking its second consecutive year of winning the award. The award is given to the Fund with the highest score for consistent returns relative to its peers. Calvert Long-Term Income Fund was ranked first among 116 funds in the corporate debt BBB rated category as of December 31, 2008, based on its three-year risk-adjusted returns.1

Winning the Lipper award once again validates our investment team's active management strategy that relies on rigorous analysis and independent thinking--an approach we use across all our fixed-income funds.

Consult with Your Financial Advisor

If you're concerned about how to navigate the current market environment, talk with your financial advisor about whether your allocation to bonds is appropriate and well-diversified, given your goals, time horizon, and risk attitudes.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals. We are committed to continuing our efforts to identify opportunities that emerge in the fixed-income markets while we seek to meet our investors' long-term goals for stability and income. As always, we appreciate your business and hope to continue to serve you in the months and years to come.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2009

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds' historical risk-adjusted returns. The scores are subject to change every month and are calculated for the following periods: three-year, five-year, 10-year, and overall. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return value within each eligible classification determines the fund classification winner over three, five, or 10 years. Lipper Fund Awards are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Source: Lipper, Inc.

Past performance is no guarantee of future results. Please keep in mind investment in mutual funds involves risk, including possible loss of principal invested.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Performance

For the three-month period from the Fund's inception on December 31, 2008 through March 31, 2009, Calvert Government Fund Class A shares (at NAV) returned 4.27% versus -0.99% for the benchmark Barclays Capital U.S. Government Index. The Fund's short relative duration and active trading strategies drove this outperformance relative to the Index. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest rate movements.)

Investment Climate

The period can be broken down into two distinct halves. From October through December, just prior to the Fund's inception, a widespread panic that major global financial firms would fall like dominoes in the aftermath of the Lehman Brothers collapse

Portfolio Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
From Inception 12/31/08 through 3/31/09
Class A	4.27%
Class C	4.07%
Barclays Capital U.S. Government Index**	-0.99%
Lipper General U.S. Government Funds Avg.	-0.09%

Maturity Schedule
Weighted Average
3/31/09
8 years

SEC Yields
30 days ended
3/31/09
Class A	0.47%
Class C	-0.39%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
Since inception	0.45%
(12/31/08)
Class C Shares
Since inception	3.07%
(12/31/08)

Past performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

_____________________________________________

roiled the credit markets. The markets for long-term credit froze and short-term money markets seized up until a variety of government programs helped calm the market before year-end. The difference in yields between bonds of high and low credit quality soared to record highs as liquidity evaporated from the markets.

The impact of the then 18-month-old crisis in the credit markets on the overall U.S. economy worsened. In the fourth quarter of 2008, economic growth, as measured by gross domestic product (GDP), declined at a 6.3% annual pace1--the worst quarterly performance since 1982. Concerns spread about a protracted recession. In December, the Fed cut the federal funds rate, its target interest rate, to near zero percent and aggressively sought to push down mortgage rates by buying mortgage-backed securities.

In the first quarter of 2009, most sectors of the credit markets thawed at least a bit and the window for new issues of investment-grade corporate bonds opened wide. The government also undertook a number of new initiatives to get the credit taps flowing to consumers again. On the other hand, two major U.S. automakers moved toward bankruptcy and several "rescued" organizations needed more government capital. Still, a relaxation of accounting rules and concrete signs of global cooperation at the G20 meeting cheered equity and credit markets at quarter-end.

During the reporting period, the yield on the benchmark 10-year Treasury note rose from 2.2% to 2.7%. The rush to safety caused Treasury bill yields to plunge to the lowest levels since World War II, with the three-month T-bill yield falling to 0.21%.2 Headline inflation slid to a 0.2% pace for February 2009 while core inflation was 1.8%.3 GDP was expected to shrink at a 4.6% pace during the first quarter of 2009.4

Portfolio Strategy

During the turbulent markets since the Fund's inception December 31, the Fund has been positioned defensively with a high percentage of cash. The Fund was managed since inception with a short duration relative to the benchmark, which helped its performance as U.S. Treasury rates generally climbed from the end of 2008 through March 31, 2009. We also positioned the Fund to take advantage of expected changes in the shape of the U.S. Treasury yield curve, which represents the yields of Treasury securities of various maturities. One trade anticipated the 10-year Treasury yield rising more than that of shorter maturities. This benefited returns as the 10-year Treasury yield rose nearly 1/2 point while the two-year Treasury yield rose only marginally over the quarter. In addition, profitable Treasury trading strategies in a very volatile interest rate environment benefited returns.

Outlook

We expect the credit markets to continue to recover but do not expect a return to the heady times of a few years ago. Since financial institutions must rebuild capital, they are not inclined to flood their balance sheets with new loans. Continued government intervention in the credit markets will remain a signature of this financial crisis. Looking forward, we anticipate that Treasury yields will continue to generally rise as the Treasury floods the market with new debt. It's doubtful that major Treasury buyers such as China can boost their holdings enough to offset all of the new supply and keep prices from falling.

Overall, we expect the economy will contract for 2009, with the worst quarters in the first half of 2009. We also believe the federal funds rate will remain near zero percent. The good news for investors is that we do not expect a protracted period of consumer price deflation as seen earlier this decade in Japan.

April 2009

1 GDP data source: Commerce Department.

2 All interest rates data source: Federal Reserve.

3 Source: Bureau of Labor Statistics consumer price indexes.

4 Source: Wall Street Journal Economic Forecasting Survey, March 2009.

Portfolio Statistics
March 31, 2009
Economic Sectors	% of Total Investments
Financials	51.9%
Government	48.1%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 31, 2008, inception to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/31/08*	Ending Account Value 3/31/09	Expenses Paid During Period** 12/31/08 - 3/31/09
Class A
Actual	$1,000.00	$1,043.30	$2.65
Hypothetical	$1,000.00	$1,009.87	$2.61
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,040.70	$5.19
Hypothetical	$1,000.00	$1,007.38	$5.10
(5% return per year before expenses)

* Inception date 12/31/08.

** Expenses are equal to the Fund's annualized expense ratio of 1.04% and 2.04% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 91/365.

Schedule of Investments
March 31, 2009
	Principal
FDIC Guaranteed Corporates - 25.6%	Amount	Value
Bank of America Corp., 1.474%, 4/30/12 (r)	$30,000	$30,134
Citigroup Funding, Inc., 1.514%, 4/30/12 (r)	30,000	30,180
General Electric Capital Corp., 1.584%, 6/8/12 (r)	20,000	20,063
Goldman Sachs Group, Inc.:
1.491%, 11/9/11 (r)	30,000	30,093
1.516%, 3/15/12 (r)	80,000	80,180
JPMorgan Chase & Co.:
1.362%, 4/1/11 (r)	15,000	14,986
1.55%, 6/15/12 (r)	30,000	30,082
MetLife, Inc., 1.542%, 6/29/12 (r)	50,000	50,036
Morgan Stanley, 1.521%, 2/10/12 (r)	30,000	29,882
PNC Funding Corp., 1.42%, 4/1/12 (r)	30,000	29,955
State Street Bank and Trust Co., 1.499%, 9/15/11 (r)	35,000	35,074
Wells Fargo & Co., 1.44%, 6/15/12 (r)	30,000	30,002

Total FDIC Guaranteed Corporates (Cost $410,006)		410,667

U.S. Government Agencies
And Instrumentalities - 4.1%
Private Export Funding Corp.:
4.90%, 12/15/11	30,000	32,462
4.55%, 5/15/15	30,000	32,645

Total U.S. Government Agencies
and Instrumentalities (Cost $63,815)		65,107

U.S. Treasury - 19.7%
United States Treasury Bonds, 3.50%, 2/15/39	130,000	128,700
United States Treasury Notes, 2.75%, 2/15/19	185,000	186,098

Total U.S. Treasury (Cost $310,853)		314,798

TOTAL INVESTMENTS (Cost $784,674) - 49.4%		790,572
Other assets and liabilities, net - 50.6%		810,658
Net Assets - 100%		$1,601,230

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	1	6/09	$124,078	($611)
30 Year U.S. Treasury Bonds	2	6/09	259,406	1,778
Total Purchased				$1,167
Sold:
2 Year U.S. Treasury Notes	15	6/09	$3,268,359	($11,507)
Total Sold				($11,507)

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See notes to financial statements.

Statement of Assets and Liabilities
March 31, 2009
Assets
Investments in securities, at value (Cost $784,674) - see accompanying schedule	$790,572
Cash	732,569
Receivable for securities sold	50,000
Receivable from Calvert Asset Management Co., Inc.	4,578
Interest and dividends receivable	2,570
Collateral at broker (cash)	12,600
Other assets	23,375
Total assets	1,616,264

Liabilities
Payable for futures variation margin	1,938
Payable to Calvert Administrative Services Company, Inc.	194
Payable to Calvert Shareholder Services, Inc.	26
Payable to Calvert Distributors, Inc.	346
Accrued expenses and other liabilities	12,530
Total liabilities	15,034
Net Assets	$1,601,230

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class A: 99,047 shares outstanding	$1,497,325
Class C: 3,308.60 shares outstanding	51,138
Undistributed net investment income	152
Accumulated net realized gain (loss) on investments	57,057
Net unrealized appreciation (depreciation) on investments	(4,442)

Net Assets	$1,601,230

Net Asset Value Per Share
Class A (based on net assets of $1,549,594)	$15.64
Class C (based on net assets of $51,636)	$15.61

See notes to financial statements.

Statement of Operations
From Inception December 31, 2008
Through March 31, 2009
Net Investment Income
Investment Income:
Interest income	$3,447
Total investment income	3,447

Expenses:
Investment advisory fee	1,253
Administrative fees	470
Transfer agency fees and expenses	4,774
Distribution Plan expenses:
Class A	774
Class C	36
Trustees' fees and expenses	25
Custodian fees	5,253
Registration	8,066
Report to shareholders	825
Professional fees	9,063
Accounting fees	51
Miscellaneous	976
Total expenses	31,566
Reimbursement from Advisor:
Class A	(22,967)
Class C	(5,291)
Fees paid indirectly	(13)
Net expenses	3,295

Net Investment Income	152

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	10,431
Futures	46,626
57,057

Change in unrealized appreciation (depreciation) on:
Investments	5,898
Futures	(10,340)
(4,442)

Net Realized and Unrealized Gain
(Loss)	52,615

Increase (Decrease) in Net Assets
Resulting From Operations	$52,767

See notes to financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	From Inception December 31, 2008 Through March 31, 2009
Operations:
Net investment income	$152
Net realized gain (loss)	57,057
Change in unrealized appreciation (depreciation)	(4,442)

Increase (Decrease) in Net Assets
Resulting From Operations	52,767

Capital share transactions:
Shares sold:
Class A Shares	1,497,325
Class C Shares	51,138
Total capital share transactions	1,548,463

Total Increase (Decrease) in Net Assets	1,601,230

Net Assets
Beginning of period	--
End of period (including undistributed net investment
income of $152)	$1,601,230

Capital Share Activity
Shares sold:
Class A Shares	99,047
Class C Shares	3,309
Total capital share activity	102,356

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Government Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund commenced operations on December 31, 2008 and offers two classes of shares of beneficial interest. Class A shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. At March 31, 2009, no securities were fair valued under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Effective December 31, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009:

	Investments	Other
Valuation Inputs	in Securities	Financial Instruments*
Level 1 - Quoted Prices	$314,798	($10,340)
Level 2 - Other Significant Observable Inputs	475,774	--
Level 3 - Significant Unobservable Inputs	--	--
Total	$790,572	($10,340)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. The contractual expense cap is 1.04% for Class A and 2.04% for Class C. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .15% for Class A and Class C based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A and C shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00%, of the Fund's average daily net assets of Class A and Class C, respectively.

The Distributor received $238 as its portion of the commissions charged on sales of the Fund's Class A shares for the period ended March 31, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $37 for the period ended March 31, 2009. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $563,752 and $90,725, respectively. U.S. government security purchases and sales were $940,038 and $638,804, respectively.

The cost of investments owned at March 31, 2009 for federal income tax purposes was $784,674. Net unrealized appreciation aggregated $5,898, of which $6,075 related to appreciated securities and $177 related to depreciated securities.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the period ended March 31, 2009, such sales transactions were $750,000.

Financial Highlights
Period Ended
March 31,
Class A Shares	2009#
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	**
Net realized and unrealized gain (loss)	.64
Total from investment operations	.64
Total increase (decrease) in net asset value	.64
Net asset value, ending	$15.64

Total return*	4.27%
Ratios to average net assets: A
Net investment income	.06% (a)
Total expenses	8.46% (a)
Expenses before offsets	1.04% (a)
Net expenses	1.04% (a)
Portfolio turnover	144%
Net assets, ending (in thousands)	$1,550

See notes to financial highlights.

Financial Highlights
Period Ended
March 31,
Class C Shares	2009#
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	(.01)
Net realized and unrealized gain (loss)	.62
Total from investment operations	.61
Total increase (decrease) in net asset value	.61
Net asset value, ending	$15.61

Total return*	4.07%
Ratios to average net assets: A
Net investment income	(.58%) (a)
Total expenses	150.68% (a)
Expenses before offsets	2.04% (a)
Net expenses	2.04% (a)
Portfolio turnover	144%
Net assets, ending (in thousands)	$52

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

# From December 31, 2008, inception.

(a) Annualized.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 3, 2008, the Board of Trustees, and by a separate vote, the disinterested Trustees, voted to approve an amendment to the Investment Advisory Agreement (the "Advisory Agreement") between The Calvert Fund and the Advisor that would add the Fund to the Advisory Agreement.

In evaluating the Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services to be provided to the Fund by the Advisor and its affiliates.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the approval of the Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed approval of the Advisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel that would be providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Fund; the effect of the Fund's potential growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Advisory Agreement, the Board took into account information provided by the Advisor in connection with the Board's December 2008 annual contract renewal considerations relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Trustees' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor under the Advisory Agreement.

In considering the Advisor's performance with similarly managed funds, the Board of Trustees noted the Advisor's long-term performance record with respect to the investment strategies that it would utilize in managing the Fund. The Board noted that the Advisor did not manage an account that was directly comparable to the Fund. The Board also noted that the portfolio management team that would manage the Fund had an excellent track record of managing and trading bonds and that the team would leverage its expertise in active duration and yield curve strategies and opportunistic Treasury trading in managing the Fund. The Board also took into account the overall strong performance of the Calvert Income Fund, Calvert Long-Term Income Fund and Calvert Social Investment Fund Bond Portfolio, each a fund in the Calvert Group of Funds complex that is managed by the same portfolio management team that is expected to manage the Fund.

In considering the Fund's fees and expenses, the Board compared the Fund's proposed fees and estimated total expense ratio with those of comparable funds. The Board noted that the Fund's estimated total expenses for its Class A shares, after estimated reimbursements, were above the median total expenses paid by certain comparable funds as selected by the Advisor in its report to the Board. The Board took into account that the Advisor had contractually agreed to limit the Fund's net annual operating expenses through January 31, 2010. The Board also considered the impact of the size of the Fund on the Fund's expenses. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the services to be provided to the Fund by the Advisor.

In reviewing the estimated profitability of the advisory fee to the Fund's Advisor, the Board considered the fact that affiliates would be providing shareholder servicing and administrative services to the Fund for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Fund. The Board noted the Advisor's current undertaking to maintain expense limitations. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's potential size and growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In approving the amendment to the Advisory Agreement that would add the Fund to the Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Advisor is qualified to manage the Fund's assets in accordance with the Fund's investment objective and policies; (c) the Advisor maintains appropriate compliance programs; (d) the Advisor's investment strategies are appropriate for pursuing the Fund's investment objective; and (e) the Fund's proposed advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that approval of the amendment to the Advisory Agreement that would add the Fund to the Advisory Agreement would be in the interests of the Fund and its shareholders.

Calvert Government Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: May 28, 2009

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: May 28, 2009